As filed with the Securities and Exchange Commission on March 7, 2008
     1933 Act File No. 333-146943
     1940 Act File No. 811-21484

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
(Check appropriate box or boxes)

☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑ Pre-Effective Amendment No. 3
☐ Post-Effective Amendment No. ___
and

☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 10
CALAMOS STRATEGIC TOTAL RETURN FUND
2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Agent for Service
John P. Calamos, Sr.
President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563
Copies of Communications to:

David A. Sturms, Esq. Vedder Price P.C. 222 N. LaSalle Street Chicago, IL 60601	Cameron S. Avery, Esq. Bell, Boyd & Lloyd LLP 70 West Madison Street Chicago, IL 60602
Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
It is proposed that this filing will become effective (check appropriate box)
          ☐ when declared effective pursuant to section 8(c)

		Proposed Maximum
Title of Securities	Amount	Aggregate	Amount of
Being Registered	Registered(1)	Offering Price(2)	Registration Fee(3)
Common shares, no par value per share; preferred shares, no par value per share; debt securities		$350,000,000	$10,745

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $350,000,000.

(3)	Transmitted prior to filing.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 7, 2008
Base Prospectus
$350,000,000
Calamos Strategic Total Return Fund
Common Shares
Preferred Shares
Debt Securities
     Calamos Strategic Total Return Fund (the “Fund,” “we” or “our”) is a diversified, closed-end management investment company which commenced investment operations in March 2004. Our investment objective is to provide total return through a combination of capital appreciation and current income.
     We may offer, on an immediate, continuous or delayed basis, up to $350,000,000 aggregate initial offering price of our common shares (no par value per share), preferred shares (liquidation preference of $25,000 per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common shares, preferred shares and debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.
     We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, see “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.
     Our common shares are listed on the New York Stock Exchange under the symbol “CSQ.” As of March 6, 2008, the last reported sale price for our common shares was $11.91.
     Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 30 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Prospectus dated March ____, 2008

     This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read the prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the prospectus and prospectus supplement for future reference. A statement of additional information, dated March ____, 2008, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“Commission”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 66 of this prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports also are available on our website at www.calamos.com, which also provides a link to the Commission’s website, as described below, where the Fund’s statement of additional information can be obtained. Information included on our website does not form part of this prospectus. You can review and copy documents we have filed at the Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission’s Public Reference Section, Room 1580, Washington, D.C. 20549-0102.
     Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.
 i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Commission.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.
 ii

PROSPECTUS SUMMARY
     The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 30 of this prospectus.
The Fund
     The Fund is a diversified, closed-end management investment company. We commenced operations in March 2004 following our initial public offering. As of the date of this prospectus, we have $1,080,000,000 of auction rate preferred shares (“Preferred Shares”) outstanding. Our fiscal year ends on October 31. Our investment objective is to provide total return through a combination of capital appreciation and current income.
Investment Adviser
     Calamos Advisors LLC (the “Adviser” or “Calamos”) serves as our investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of December 31, 2007, Calamos managed approximately $46.2 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Holdings, LLC (“Holdings”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
     The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 1.00% of the Fund’s average weekly managed assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). See “Management of the Fund.”
     The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.
The Offering
     We may offer, on an immediate, continuous or delayed basis, up to $350,000,000 of our securities on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Preferred shares and debt securities (collectively, “senior securities”) may be auction rate securities, in which case the senior securities will not be listed on any exchange or automated quotation system. Rather, investors generally may only buy and sell senior securities through an auction conducted by an auction agent and participating broker-dealers.
     We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds
     Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We also may use sale proceeds to retire all or a portion of any short-term debt, and for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.
Dividends and Distributions on Common Shares
     The Fund has made regular monthly distributions to its common shareholders in amounts ranging from $0.0750 to $0.1025 per share since June 2004. Additionally, the Fund made a distribution of $0.0398 in January 2008. The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.
     The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gains and, if necessary to maintain a level distribution, return of capital. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Net realized short-term capital gain distributed to shareholders will be taxed as ordinary income for federal income tax purposes. In addition, one distribution per calendar year may include net realized long-term capital gain (if any), which will be taxed for federal income tax purposes at long-term capital gain rates. To the extent the Fund distributes an amount in excess of the Fund’s current and accumulated earnings and profits, such excess, if any, will be treated by a shareholder for federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in his, her or its shares and thereafter as a gain from the sale or exchange of such shares. Any such distributions made by the Fund will reduce the shareholder’s adjusted tax basis in his, her or its shares to the extent that the distribution constitutes a return of capital. To date, however, none of the Fund’s distributions have included a return of capital as determined on a tax basis during any calendar year. To the extent that the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the distribution payout rate will exceed the yield generated from the Fund’s investments. There is no guarantee that the Fund will realize capital gain in any given year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.
     In January 2004, Calamos, on behalf of itself and certain funds that it manages, filed an exemptive application with the Commission seeking an order under the 1940 Act facilitating the implementation of a dividend policy calling for monthly distributions of a fixed percentage of its net asset value (“Managed Dividend Policy”). In March 2007, an amended and restated exemptive application was filed with the Commission. If, and when, Calamos, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s other assets. There can be no assurance that the Fund will receive the requested relief.
     Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a shareholder is ineligible or elects otherwise, all dividends and capital gain distributions on common shares are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive dividends and distributions in cash. Since investors can participate in the automatic dividend reinvestment plan only if their broker or nominee participates in our plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”
Investment Policies
     Primary Investments. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose the liquidation preference on any preferred shares will not constitute a liability.
     Calamos will dynamically allocate the Fund’s investments among multiple asset classes, seeking to obtain an appropriate balance of risk and reward through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies.”
     Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.
     High Yield Securities. The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated securities of comparable quality as determined by Calamos, the Fund’s investment adviser. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies—High Yield Securities.”
     Foreign Issuers. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 35% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. A foreign issuer is a foreign government or a company organized under the laws of a foreign country. For purposes of these percentage limitations, foreign securities do not include securities represented by American Depository Receipts (“ADRs”) or securities guaranteed by a U.S. person. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies—Foreign Securities.”
     Convertible Securities. The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies—Convertible Securities.”
     Synthetic Convertible Securities. The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.
     The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund’s holdings of synthetic convertible securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies—Synthetic Convertible Securities.”
     Rule 144A Securities. The Fund may invest without limit in certain securities (“Rule 144A Securities”), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. Under the supervision of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies—Rule 144A Securities.”
     Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies—Zero Coupon Securities.”
     Options Writing. The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.
     In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or certain ETFs that trade like common stocks but seek to replicate such market indexes.
     Other Securities. The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular ratings category. See “Investment Objective and Principal Investment Strategies—Principal Investment Strategies.”
Use of Leverage by the Fund
     The Fund currently uses, and may in the future use, financial leverage. On May 4, 2004, the Fund issued preferred shares with an aggregate liquidation preference of $1,080,000,000. As of December 31, 2007, the aggregate liquidation preference of outstanding preferred shares represented approximately 31.18% of the Fund’s total assets. The Fund may make further use of financial leverage through the issuance of additional preferred shares or may borrow money or issue debt securities. As a non-fundamental policy, the aggregate liquidation preference of preferred shares and the aggregate principal amount of debt securities or borrowings may not exceed 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.”
     The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including Calamos’ outlook for the market and the costs that the Fund would incur as a result of such leverage. Leverage involves greater risks to common shareholders. The Fund’s leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund’s liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares, and higher expenses. In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares have voting rights in addition to, and separate from, the voting rights of common shareholders. See “Description of Securities—Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and Bylaws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.
     Because Calamos’ management fee is based upon a percentage of the Fund’s managed assets, which include assets attributable to any outstanding leverage, Calamos’ fee is higher when the Fund is leveraged and Calamos will have an incentive to leverage the Fund. The Fund pays and common shareholders effectively bear any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. See “Leverage” and “Risk Factors—Leverage.”

Interest Rate Transactions
     In order to seek to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.
     In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.
     In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. See “Interest Rate Transactions.”
Conflicts of Interest
     Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Calamos or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objective.
     Situations may occur when we could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position. See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”
Fund Risks
     Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See “Risk Factors—Fund Risks—Equity Securities Risk.”
     High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	greater sensitivity to adverse company specific events, which are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.
     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. See “Risk Factors—Fund Risks—High Yield Securities Risk.”
     Interest Rate Risk. In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:
•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•	during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•	during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	market interest rates currently are near historically low levels. See “Risk Factors— Fund Risks—Interest Rate Risk.”

     Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater the default risk. See “Risk Factors—Fund Risks—Default Risk.”
     Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission’s standard applicable to investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit of investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of other market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See “Risk Factors—Liquidity Risk.”
     Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:
•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•	many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	an adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return.
     See “Risk Factors—Fund Risks—Foreign Securities Risk.”
     Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline.
     However, the convertible’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, the issuer’s convertible securities generally entail less risk than its common stock. See “Risk Factors—Fund Risks—Convertible Securities Risk.”
     Synthetic Convertible Securities Risk. The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See “Risk Factors—Fund Risks—Synthetic Convertible Securities Risk.”
     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.
     The Fund may sell call options on individual securities and securities indices. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. See “Risk Factors—Fund Risks—Risks Associated with Options.”
     Tax Risk. The Fund may invest in certain securities, such as certain convertible securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Certain Federal Income Tax Matters.”
     Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See “Risk Factors—Fund Risks—Management Risk.”
     Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Description of Shares—Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and Bylaws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations. See “Risk Factors—Fund Risks—Antitakeover Provisions.”
     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.
Additional Risks to Common Shareholders
     Leverage Risk. The Fund has issued Preferred Shares and may issue additional preferred shares or borrow money or issue debt securities. The borrowing of money or issuance of debt securities and preferred shares, including the outstanding Preferred Shares, represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the aggregate liquidation preference of preferred shares and the aggregate principal amount of debt securities or borrowings may not exceed 38% of the Fund’s total assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.
     Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.
     The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. The markets for auction rate securities have continued to face widening spreads, reduced demand and, more recently, an increased number of failed auctions. These conditions may result in higher leverage costs to common stockholders.
     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See “Risk Factors—Leverage.”
     Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See “Risk Factors—Interest Rate Transactions Risk.”
     Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares by increasing the number of shares available, which may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
     Dilution Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
     Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to net asset value. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Depending on the premium of the Fund’s common shares, the Fund’s net asset value may be reduced immediately following an offering of the Fund’s common shares by the offering expenses paid by the Fund, including the sales load. See “Use of Proceeds.”
     In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand of the common shares and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.
     See “Risk Factors—Additional Risks to Common Shareholders” for a more detailed discussion of these risks.
Additional Risks to Senior Security Holders
     Additional risks of investing in senior securities include the following:
     Interest Rate Risk. To the extent that senior securities trade through an auction, such securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.
     Senior Leverage Risk. Our preferred shares will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of our preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.
     Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our preferred shares or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.
     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred shares or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred shares or debt securities and the dividend payable to holders of preferred shares or interest payable on debt securities declines.
     Auction Risk. To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market. The markets for auction rate securities have continued to face widening spreads, reduced demand and, more recently, an increased number of failed auctions. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares until the next auction, which may be for an indefinite period of time. Auction risk will be described in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.
     Decline in Net Asset Value Risk. A material decline in our net asset value (“NAV”) may impair our ability to maintain required levels of asset coverage for our preferred shares or debt securities.
     See “Risk Factors—Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF FUND EXPENSES
     The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including leverage costs, as a percentage of our average net assets as of October 31, 2007, and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2007. As of that date, we had $1,080,000,000 in senior securities outstanding. Such senior securities represent 29.23% of total assets as of October 31, 2007.
Shareholder Transaction Expense

Sales Load (as a percentage of offering price)	4.5	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Automatic Dividend Reinvestment Plan Fees(2)	None

Percentage of Net
Assets
Attributable to
Common
Annual Expenses	Shareholders
Management Fee(3)	1.43
Leverage Costs(4)	.11
Other Expenses	.08
Total Annual Expenses	1.62
Less Expense Reductions	(.01)
Net Annual Expenses	1.61
Example:
     The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 1.62% of net assets attributable to common shares; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Paid by Common Shareholders(5)	$16	$51	$88	$192

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)	Shareholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a Plan account. See “Automatic Dividend Reinvestment Plan.”

(3)	The Fund pays Calamos an annual management fee, payable monthly, for its investment management services equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.43% of the Fund’s average daily net assets as of October 31, 2007 by dividing the total dollar amount of the management fee by the Fund’s average daily net assets (managed assets less outstanding leverage).

(4)	Leverage Costs in the table reflect the cost of auction and rating agency fees on preferred shares, expressed as a percentage of net assets. The table assumes outstanding Preferred Shares of $1.08 billion, which reflects leverage in an amount representing approximately 29.23% of total assets.

(5)	The example does not include sales load or estimated offering costs.
     The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund.”

FINANCIAL HIGHLIGHTS
     The information in this table is derived from our financial statements audited by Deloitte & Touche LLP, whose report on such financial statements is contained in our 2007 Annual Report and included in the statement of additional information, both of which are available from us.
Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

				March 26, 2004*
				through
	For the Year Ended October 31,			October 31,
	2007	2006	2005	2004
Net asset value, beginning of period	$15.71	$14.44	$14.23	$14.32 (a)
Income from investment operations:
Net investment income (loss)	0.86 **	0.89	0.93	0.51
Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	1.89	1.86	0.48	(0.09)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.32)	(0.33)	(0.21)	(0.06)
Capital gains (common share equivalent basis)	(0.05)	—	—	—

Total from investment operations	2.38	2.42	1.20	0.36

Less distributions to common shareholders from:
Net investment income	(1.01)	(0.77)	(0.71)	(0.37)
Capital gains	(0.16)	(0.38)	(0.28)	—
Capital charge resulting from issuance of common and preferred shares	—	—	—	(0.08)
Net asset value, end of period	$16.92	$15.71	$14.44	$14.23
Market value, end of period	$14.70	$14.91	$13.71	$13.34
Total investment return based on(b):
Net asset value	16.33%	18.03%	8.95%	2.10%
Market value	6.49%	17.99%	10.35%	(8.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$2,615,012	$2,427,632	$2,231,348	$2,199,229
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$1,080,000	$1,080,000	$1,080,000	$1,080,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)	1.61%	1.66%	1.67%	1.61%
Gross expenses	1.62%	1.66%	—	—
Net investment income (loss)(c)(d)	5.30%	5.92%	6.25%	6.27%
Preferred share distributions from net investment income(c)	1.95%	2.18%	1.40%	0.67%
Net investment income (loss), net of preferred share distributions from net investment income(c)	3.35%	3.74%	4.85%	5.60%
Portfolio turnover rate	48%	48%	71%	11%
Average commission rate paid	$0.0283	$0.0342	$0.0381	$0.0197
Asset coverage per preferred share, at end of period(e)	$85,552	$81,216	$76,667	$75,916

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to the shareholders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

MARKET AND NET ASSET VALUE INFORMATION
     Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CSQ.” Our common shares commenced trading on the NYSE on March 25, 2004.
     Our common shares have traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—Additional Risks to Common Shareholders—Market Discount Risk.”
     The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on the NYSE, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is determined on the last business day of each month. See “Determination of Net Asset Value” for information as to the determination of our NAV.

				Premium/
				(Discount) To
				Net Asset
	Market Price(1)			Value(3)
			Net Asset
Quarter Ended	High	Low	Value(2)	High	Low
April 30, 2004	15.20	14.55	14.05	8.19%	3.56%
July 31, 2004	14.55	12.59	13.83	5.21%	-8.97%
October 31, 2004	13.93	12.79	14.23	-2.11%	-10.12%
January 31, 2005	14.16	13.39	14.84	-4.58%	-9.77%
April 30, 2005	14.24	12.65	14.42	-1.25%	-12.27%
July 31, 2005	14.50	13.26	15.34	-5.48%	-13.56%
October 31, 2005	14.49	13.18	14.44	0.35%	-8.73%
January 31, 2006	14.14	12.88	15.31	-7.64%	-15.87%
April 30, 2006	14.30	13.77	15.51	-7.80%	-11.22%
July 31, 2006	14.20	13.60	15.00	-5.33%	-9.33%
October 31, 2006	15.00	14.12	15.71	-4.52%	-10.12%
January 31, 2007	15.74	14.79	16.29	-3.38%	-9.21%
April 30, 2007	15.71	14.64	16.58	-5.25%	-11.70%
July 31, 2007	15.74	14.03	15.67	0.45%	-10.47%
October 31, 2007	14.90	13.00	16.92	-11.94%	-23.17%

Source:	Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price during the respective quarter.

(2)	Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)	Based on the Fund’s computations.
     The last reported sale price, NAV per common share and percentage discount to NAV per common share on December 31, 2007 were $14.00, $15.43 and -9.27%, respectively. As of December 31, 2007, we had 154,514,000 common shares outstanding and net assets of approximately $3,463,870,143.
USE OF PROCEEDS
     Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, and for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively.

THE FUND
     Calamos Strategic Total Return Fund is a diversified, closed-end management investment company which commenced investment operations in March 2004. The Fund was organized under the laws of the State of Delaware on December 31, 2003, and has registered under the 1940 Act. On May 30, 2004, the Fund issued an aggregate of 140,500,000 common shares, no par value, in an initial public offering and commenced its operations. On April 20, 2004, the Fund issued an additional 14,000,000 common shares, in connection with exercise by the underwriters of their over-allotment option. The net proceeds of the initial public offering and subsequent exercise of the over-allotment option were approximately $ 2,213,413,000 million after the payment of offering expenses. On May 5, 2004, the Fund issued Preferred Shares, liquidation preference $25,000 per share ($1,080,000,000 in the aggregate). The Fund’s common shares are listed on the NYSE under the symbol “CSQ.” The Fund’s principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.

     The following table provides information about our outstanding securities as of December 31, 2007:

		Amount
		Held by the
	Amount	Fund or for	Amount
Title of Class	Authorized	its Account	Outstanding
Common Shares	Unlimited	0	154,514,000
Preferred Shares	Unlimited	0	43,200
Series M		0	7,040
Series TU		0	7,040
Series W		0	7,040
Series TH		0	7,040
Series F		0	7,040
Series A		0	4,000
Series B		0	4,000
     The following sets forth information about the Fund’s outstanding Preferred Shares as of the dates indicated below:

		Asset Coverage Per	Average Fair Value Per
	Total Liquidation	Share ($25,000	$25,000 Denomination or
Fiscal Year Ended	Preference Outstanding	Liquidation Preference)	Per Share Amount(a)
October 31, 2007	$1,080,000,000	$85,552	$25,000
October 31, 2006	$1,080,000,000	$81,216	$25,000
October 31, 2005	$1,080,000,000	$76,667	$25,000
October 31, 2004	$1,080,000,000	$75,916	$25,000

(a)	Fair value of the Preferred Shares approximates the liquidation preference because dividend rates payable on the Preferred Shares are determined at auctions and fluctuate with changes in current market interest rates.
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
Investment Objective
     The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund’s investment objective may be changed by the Board of Trustees without a shareholder vote. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors.”
Principal Investment Strategies
     Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets.

     Calamos will dynamically allocate the Fund’s investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.
     Calamos analyzes securities for the Fund’s portfolio using an approach that focuses on assessing a total enterprise value before assessing the value of the securities issued by a company. Calamos seeks to assess the value of an issuer’s total enterprise by studying its financial statements, including its balance sheet. Once enterprise value is determined, Calamos seeks to assess the value of the issuer’s different types of securities, taking into account the business risk of the issuer, its competitive position and the seniority of each type of security relative to the rest of the issuer’s capital structure. This approach serves as the basis for the Calamos research team’s design and use of proprietary models which, along with risk management and portfolio construction techniques, assist in determining whether a given security presents an investment opportunity for the Fund.
     Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has a equity interest.
     High Yield Securities. The Fund may invest in high yield securities for either current income or capital appreciation or both. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade non-convertible debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
     Other Income Securities. The Fund may also invest in investment grade debt securities. The Fund’s investments in investment grade debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
     Foreign Securities. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 35% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. A foreign issuer is a foreign government or a company organized under the laws of a foreign country. For purposes of these percentage limitations, foreign securities do not include securities represented by American Depository Receipts (“ADRs”) or securities guaranteed by a U.S. person.
     Convertible Securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities.

     Synthetic Convertible Securities. The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
     The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.
     Some examples of these securities include:
     Preferred equity redeemable cumulative stock (“PERCS”) are shares that automatically convert into one ordinary share upon maturity. They are usually issued at the prevailing share price, convertible into one ordinary share, with an enhanced dividend yield. PERCS pay a higher dividend than common shares, but the equity upside is capped. Above a certain share price, the conversion ratio will fall as the stock rises, capping the upside at that level. Below this level, the conversion ratio remains one-for-one, giving the same downside exposure as the ordinary shares, excluding the income difference.
     Dividend enhanced convertible stock (“DECS”) are either preference shares or subordinated bonds. These, like PERCS, mandatorily convert into ordinary shares at maturity, if not already converted. DECS give no significant downside protection and are very equity sensitive with minimal direct bond characteristics and interest rate exposure. As with PERCS, some of the upside performance is given away and in return, the investor receives an enhanced yield over the ordinary shares. Unlike PERCS, however, the investor’s upside is not capped. Instead, the investor trades a zone of flat exposure to the share price for the enhanced income.
     Preferred Redeemable Increased Dividend Equity Security (“PRIDES”) are synthetic securities consisting of a forward contract to purchase the issuer’s underlying security and an interest bearing deposit. Interest payments are made at regular intervals, and conversion into the underlying security is mandatory at maturity. Similar to convertible securities, PRIDES allow investors to earn stable cash flows while still participating in the capital gains of an underlying stock. This is possible because these products are valued along the same lines as the underlying security. The Fund’s holdings of synthetic convertible securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities.
     Options Writing. The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.
     In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or certain ETFs that trade like common stocks but seek to replicate such market indexes.
     Rule 144A Securities. The Fund may invest without limit in Rule 144A Securities. Calamos, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s limit of investing no more than 15% of its managed assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Calamos will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Calamos could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
     U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
     Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.
     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
     Temporary Defensive Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a NRSRO or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. During such periods, the Fund may not be able to achieve its investment objective.
     Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s total assets.
     Portfolio Turnover. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Conflicts of Interest
     Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have similar investment strategies as us. Calamos or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, us which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. When two or more clients advised by Calamos or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Calamos in its discretion and in accordance with the client’s various investment objectives and the Calamos’ procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us.
     Calamos will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of Calamos may vary.
     Situations may occur when we could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.
     Calamos and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of Calamos that are the same as, different from, or made at a different time than positions taken for us.
LEVERAGE
     The Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment. The Fund has Preferred Shares outstanding with an aggregate liquidation preference representing approximately 31.18% of the Fund’s total assets as of December 31, 2007. As a non-fundamental policy, the aggregate liquidation of preferred shares and the aggregate principal amount of debt securities or borrowings may not exceed 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or debt securities or borrow unless Calamos expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not leverage because Calamos’ fees are calculated based on the Fund’s managed assets, which include the proceeds of the issuance of preferred shares or debt securities or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. The Fund’s Board of Trustees monitors any potential conflicts of interest on an ongoing basis.
     The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund’s total assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.
     Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remains fixed.
     Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or will consist of return of capital).
     Calamos may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, distribution related expenses such as a participation fee paid at an annual rate of 0.25% of preferred share liquidation preference to broker-dealers successfully participating in preferred share auctions, the higher management fee resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). Net asset value will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.
     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
     The Fund is subject to certain restrictions on investments imposed by guidelines of Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which have issued ratings for the Preferred Shares and may do so for any debt securities or preferred shares issued by the Fund in the future. These guidelines impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.
     The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos’ ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.
Effects of Leverage
     On May 4, 2004, the Fund issued Preferred Shares with an aggregate liquidation preference of $1,080,000,000. The aggregate liquidation preference of Preferred Shares represented approximately 31.18% of the Fund’s total assets as of December 31, 2007. Asset coverage with respect to Preferred Shares was 320.73% as of that date. The dividend rate payable by the Fund on the Preferred Shares varies based on auctions normally held every 7 or 28 days. As of December 31, 2007, a dividend rate of 5.91%, 6.01%, 5.50%, 5.96%, 5.94%, 5.89%, and 6.20% per year was in effect for Series M, TU, W, TH, F, A and B preferred shares, respectively.
     The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10% and dividends on preferred shares at an annual dividend rate of 5.92%. The purpose of the table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return	-17.96%	-10.46%	-2.96%	4.54%	12.04%
     For further information about leveraging, see “Risk Factors—Additional Risks to Common Shareholders—Leverage.”
INTEREST RATE TRANSACTIONS
     In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage and to hedge portfolio securities from interest rate changes. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.
     The Fund may use an interest rate cap, which would require it to pay a premium to the counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund’s fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.
     In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund’s fixed rate of payment on the swap, the swap will increase the Fund’s operating expenses and reduce common share net earnings. For example, if the Fund were to (A) issue Preferred Shares representing 33% of the Fund’s total assets and (B) enter into one or more interest rate swaps in a notional amount equal to 75% of its outstanding Preferred Shares under which the Fund would receive a short-term swap rate of 5.12% and pay a fixed swap rate of 5.35% over the term of the swap, the swap would effectively increase Fund expenses and reduce Fund common share net earnings by approximately 0.09% as a percentage of net assets attributable to common shares and approximately 0.06% as a percentage of managed assets. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund’s fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund’s cost of leverage due to changes in short-term interest rates during the term of the swap. The example above is purely for illustrative purposes and is not predictive of the actual percentage of the Fund’s leverage that will be hedged by a swap, the actual fixed rates that the Fund will pay under the swap (which will depend on market interest rates for the applicable maturities at the time the Fund enters into swaps) or the actual short-term rates that the Fund will receive on any swaps (which fluctuate frequently during the term of the swap, and may change significantly from initial levels), or the actual impact such swaps will have on the Fund’s expenses and common share net earnings.
     Buying interest rate caps could enhance the performance of the Fund’s common shares by providing a maximum leverage expense. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its preferred shares due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor any interest rate swaps or caps with a view to ensuring that it remains in compliance with the federal income tax requirements for qualification as a regulated investment company.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps and caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.
     The Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.
     The Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

RISK FACTORS
     Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.
Fund Risks
     General. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests in a diversified portfolio of common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities. An investment in the Fund’s common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.
     Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.
     High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.
     Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and Standard & Poor’s ratings.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.
     Interest Rate Risk. Fixed income securities, including high yield securities, are subject to certain common risks, including:

•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•	during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•	during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	market interest rates currently are near historically low levels.
     Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk.
     Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission’s standard applicable to investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit of investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
     Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:
•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•	many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	the adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return.
     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States.
     Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.
     Economies and social and political conditions in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.
     Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stocks. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline.

     However, a convertible security’s market value will also be influenced by its “conversion price,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion price tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion price is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, an issuer’s convertible securities generally entail less risk than its common stock.
     Synthetic Convertible Securities Risk. The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.
     The Fund may sell options on individual securities and securities indices. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.
     Tax Risk. The Fund may invest in certain securities, such as certain convertible securities, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Certain Federal Income Tax Matters.”
     Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.
     Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Description of Shares—Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and Bylaws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.
     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Additional Risks to Common Shareholders
     Leverage Risk. The Fund has issued Preferred Shares and may issue additional preferred shares or borrow money or issue debt securities. The Fund’s use of leverage creates risk. As a non-fundamental policy, such preferred shares, borrowing or debt securities may not exceed 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act.
     Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.
     The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund’s total assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.
     Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.
     The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. The markets for auction rate securities have continued to face widening spreads, reduced demand and, more recently, an increased number of failed auctions. When a failed auction occurs, the dividend rate for the Fund’s auction rate preferred shares is set at the maximum rate as determined by the terms of such securities. In summary, the maximum rate that goes into effect in the event of a failed auction is determined by a formula equal to the applicable percentage of a reference rate, which percentage ranges from 150% to 275%, depending upon the rating then assigned to the preferred shares. The reference rate is LIBOR for dividend periods of less than 365 days, and a U.S. Treasury average index rate for dividend periods of more than 365 days. These reference rates, and thus the maximum rate, can fluctuate over time. The formula for determining the maximum rate will be described in more detail in an applicable prospectus supplement if the Fund issues senior securities pursuant to this registration statement. These conditions may result in higher leverage costs to common stockholders.
     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund is subject to certain restrictions on investments imposed by guidelines of Moody’s and S&P, which have issued ratings for the Preferred

Shares and may do so for short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
     If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.
     Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.
     Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.
     Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.
     Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.
     If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

     Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
     Dilution Risk. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
     Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade above net asset value. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of investment activities. The Fund’s net asset value may be reduced immediately following this offering by the offering costs for common shares, including the sales load, which will be borne entirely by all common shareholders.
     Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the public offering price for the common shares.
Additional Risks to Senior Security Holders
     Generally, an investment in preferred shares or debt securities (collectively, “senior securities”) is subject to the following risks:
     Interest Rate Risk. Auction rate senior securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities. This might require us to sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.
     Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

     Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem a senior security under certain circumstances.
     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines. In an inflationary period, however, it is expected that, through the auction process, dividend or interest rates would increase, tending to offset this risk.
     Auction Risk. To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market. The markets for auction rate securities have continued to face widening spreads, reduced demand and, more recently, an increased number of failed auctions. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares until the next auction, which may be for an indefinite period of time. Auction risk will be described in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.
     Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred shares or debt securities.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. There are seven Trustees of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and six of whom are not “interested persons.” The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.
Investment Adviser
     The Fund’s investments are managed by Calamos, 2020 Calamos Court, Naperville, IL. On December 31, 2007, Calamos managed approximately $46.2 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Holdings and indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company whose shares are listed on the NASDAQ exchange under the ticker symbol “CLMS.”
Investment Management Agreement
     Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (c) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund’s registration statement on Form N-2 and semi-annual reports on Form N-SAR; (d) overseeing the tabulation of proxies by the Fund’s transfer agent; (e) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (m) reviewing the Fund’s bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.
     Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund’s managed assets, Calamos’ interest in determining whether to leverage the Fund may differ from the interests of the Fund and its common shareholders.
     Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NYSE or any other national stock exchange.
Portfolio Managers
     Calamos employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the “Co-CIOs”) and comprised generally of the Co-CIOs, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.
     Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members generally may make trading decisions guided by the Fund’s investment objective and strategy.
     While day-to-day management of each portfolio is a team effort, the Co-CIOs, along with the Director of Fixed Income and certain of the senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing each respective portfolio’s investment program. The Fund’s portfolio investment program includes implementation of distinct strategies, including a fixed income approach which is lead by the Director of Fixed Income of Calamos. All team leaders are further identified below.
     John P. Calamos, Sr., Co-CIO of Calamos, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of Calamos, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. Matthew Toms is Director of Fixed Income. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts.
     During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of Calamos and its predecessor company. Nick P. Calamos has been Vice President of the Fund and Senior Executive Vice President and Co-CIO of Calamos and its predecessor company. Matthew Toms joined Calamos in March 2007 as Director of Fixed Income. John P. Calamos, Jr., Executive Vice President of Calamos, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002.
     For over 20 years, the Calamos portfolio management team has managed money for its clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.
Fund Accounting
     Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other fund are collectively referred to as the “Calamos Funds”) as described more fully in the statement of additional information. For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of .009% for the first $5.0 billion of Combined Assets, .0075% for the next $5.0 billion of Combined Assets, .005% for the next $5.0 billion of Combined Assets and .0035% for the Combined Assets in excess of $15.0 billion. Because the fees payable to State Street are based on the managed assets of the Calamos Funds, the fees increase as the Calamos Funds increase their leverage.
     In addition, Calamos also provides certain other financial accounting services to the Calamos Funds described more fully in the statement of additional information. For providing those services, Calamos receives a fee at the annual rate of .0175% on the first $1 billion of the daily average net assets of the Calamos Funds; .0150% on the next $1 billion of the daily average net assets of the Calamos Funds; and .0110% on the daily average net assets of the Calamos Funds above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee to Calamos based on relative net assets of each fund.
CLOSED-END FUND STRUCTURE
     The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund) which commenced investment operations in March 2004. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund’s Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund’s Declaration of Trust. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund’s outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the Bylaws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class.
CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.
     Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Federal Income Taxation of the Fund
     The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains, less certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner in amounts necessary to avoid the excise tax and accordingly does not expect to be subject to this tax.
     If, for any taxable year, the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010.
     Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
     Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholdings or other foreign taxes. If it meets certain requirements, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If such an election is not made, any foreign taxes paid or accrued by the Fund will represent an expense of the Fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund does not currently anticipate that it will qualify to make such an election.
Federal Income Taxation of Common and Preferred Shares
     Federal Income Tax Treatment of Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable at ordinary federal income tax rates to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Fund and shareholder levels. The provisions of the Code applicable to “qualified dividend income” are currently effective for taxable years beginning on or before December 31, 2010. Distributions of net capital gain, if any, are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to the shareholders annually.
     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholders.
     If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
      Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.
     Federal Income Tax Treatment of Preferred Share Distributions. Under present law, we are of the opinion that our preferred shares will constitute equity, and thus distributions with respect to preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of distributions of net capital gain, such dividends generally will be taxable to holders at ordinary federal income tax rates but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation under Section 1(h)(11) of the Code that apply to qualified dividend income received by noncorporate shareholders. Distributions designated by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.
     The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to preferred shares as ordinary income, capital gain distributions, dividends qualifying for the dividends received deduction, if any, and qualified dividend income, if any, in proportion to the preferred shares’

share of total dividends paid during the year. See “Federal Income Tax Matters” in the statement of additional information.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her preferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a shareholder who holds such shares as a capital asset.
      Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.
     Sale of Shares. Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term or short-term depending on the shareholder’s holding period in the shares disposed. However, any loss realized by a shareholder upon the sale or other disposition of shares with a federal income tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.
     Backup Withholding. The Fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
Federal Income Taxation of Debt Securities
     Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Fund for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.
     Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.
     Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.
     Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after December 31, 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.
     Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.
     You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

     Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.
     We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
     Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) you satisfy the certification requirements described below.
     To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
     Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
     Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.
NET ASSET VALUE
     Net asset value per share is determined no less frequently than the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week, or such other time as the Fund may determine. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.
     The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by the Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of foreign securities is generally determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the NYSE, whichever is earlier.
     If market prices are not readily available or the Fund’s valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value determined in accordance with procedures adopted by the Board of Trustees, which may include a systematic fair valuation model provided by an independent service provider.
     The Fund also may use fair value pricing if the value of a security it holds has been affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is employed, the prices of portfolio securities used to calculate the Fund’s net asset value may differ from market quotations or official closing prices for the same securities. This means that the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.
     The fair value pricing procedures recognize that volatility in the U.S. markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Fund’s net asset value is determined. As a result, at least some of the Fund’s foreign securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the Fund calculates its net asset value.
     Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days when the NYSE is open. So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its net asset value.
DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES; AUTOMATIC DIVIDEND REINVESTMENT PLAN
Dividends and Distributions on Common Shares
     The Fund has made regular monthly distributions to its common shareholders in amounts ranging from $0.0750 to $0.1025 per share since June 2004. Additionally, the Fund made a distribution of $0.0398 in January 2008.
     The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary, return of capital. Net realized short-term capital gains distributed to common shareholders will be taxed as ordinary income. In addition, one distribution per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain its level distribution policy. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
     For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and net realized capital gains each year to both reduce its federal income tax liability and to avoid a potential excise tax. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and all net realized capital gains, if any. Therefore, the Fund’s final distribution with respect to each calendar year would include any remaining net investment income and net realized capital gains, if any, undistributed during the year.
     If, for any calendar year, the Fund’s total distributions exceeded net investment income and net realized capital gains (the “Excess”), the Excess, distributed from the Fund’s assets, would generally be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Thereafter, such Excess would be treated as a tax-free return of capital up to the amount of the common shareholder’s tax basis in his, her or its common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. See “Certain Federal Income Tax Matters.”
     In the event the Fund distributed the Excess, such distribution would decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the

Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.
     In January 2004, Calamos, on behalf of itself and certain funds, filed an exemptive application with the Commission seeking an order under the 1940 Act facilitating the implementation of the Managed Dividend Policy. In March 2007, an amended and restated exemptive application was filed with the Commission. If, and when, Calamos, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.
     Under a Managed Dividend Policy, the Fund would seek to distribute a monthly fixed percentage of net asset value to common shareholders. If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
     While any preferred shares are outstanding, the Fund may not declare any dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).
     In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See “Leverage” and “Certain Federal Income Tax Matters.”
     See “—Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.
     The yield on the Fund’s common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under “Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund’s common shares.
Automatic Dividend Reinvestment Plan
     Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.
     Whenever the Fund declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.
     If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the payment date (“last purchase date”) to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.
     The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.
     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.
     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain Federal Income Tax Matters.”
     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See “Certain Federal Income Tax Matters” for a discussion of federal income tax consequences of the Plan.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address above. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     All correspondence concerning the Plan should be directed to the Plan Agent at Dividend Reinvestment Department, P.O. Box 1958, Newark, NJ 07101-9774.
DESCRIPTION OF SECURITIES
     The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. As of December 31, 2007, the Fund had 154,514,000 common shares outstanding and 43,200 Preferred Shares outstanding. The Board of Trustees may establish such series or class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and Bylaws to reflect the terms of any such class or series. The Fund is also authorized to issue other securities, including debt securities.
Common Shares
     Common shares, when issued and outstanding, will be legally issued, fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.
     So long as any shares of the Fund’s preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”
     The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.
     Other offerings of common shares, if made, will require approval of the Board of Trustees and will be subject to the requirement of the 1940 Act that common shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing shareholders.
Preferred Shares
     On May 5, 2004, the Fund issued Preferred Shares, liquidation preference of $25,000 per share ($430,000,000 in the aggregate). As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less the Fund’s liabilities and indebtedness. The preferred shares pay dividends at dividend rates based on auctions normally held every 7 or 28 days. Under the 1940 Act, the Fund may only issue one class of preferred shares. So long as any preferred shares are outstanding, additional issuances of preferred shares may not have preference or priority over the outstanding preferred shares. It is expected that any additional issuance of preferred shares would be additional shares of an existing series of preferred shares or shares of an additional series of preferred shares.
     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.
     The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Agreement and Declaration of Trust and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
     The terms of the outstanding preferred shares provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

Debt Securities
     General. Under Delaware law and our Agreement and Declaration of Trust, we may borrow money, without prior approval of holders of common and preferred shares. We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to preferred shares and common shares.
     Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our total assets. A prospectus supplement and indenture (a summary of the expected terms of which is attached as Appendix A to the statement of additional information) relating to any debt securities will include specific terms relating to the offering. These terms will include the following:
•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any changes in trustees, auction agents, paying agents or security registrar; and

•	any other terms of the securities.
     Interest. Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the results of an auction for such securities and/or by the Board of Trustees, as more fully described in the related prospectus supplement. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.
     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.
     Events of Default and Acceleration of Maturity of Debt Securities; Remedies. Unless stated otherwise in the related prospectus supplement, any one of the following events are expected to constitute an “event of default” for that series under the indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.
     Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including Calamos, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.
     Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Market. Unless otherwise stated in a prospectus supplement, our debt securities may be bought or sold at an auction held periodically by submitting orders through a broker-dealer who has entered into an agreement with us (a “broker-dealer”). Our debt securities are not listed on an exchange or automated quotation system. Debt securities may be transferred outside of an auction through a broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide holders of debt securities with liquidity. The details of the auction process are further described in the related prospectus supplement.
     Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.
     Under the expected terms of the indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.
     A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:
•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the indenture; or

•	an event of default has occurred and is continuing.
     In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.
     Under the expected terms of the indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture.
RATING AGENCY GUIDELINES
     The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The outstanding preferred shares are currently rated “AAA” and “AAA” by Moody’s and S&P, respectively. Moody’s and S&P, and any other agency that may rate our debt securities or preferred shares in the future, are collectively referred to as the “Rating Agencies.”
     We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without shareholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.
     We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to preferred shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to 115% of the aggregate principal amount/liquidation preference of the debt securities/ preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.
     Basic Maintenance Amounts. We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to 115% of the applicable basic maintenance amount (“Basic Maintenance Amount”), which is calculated separately for debt securities and preferred shares for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to 115% of the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.
     The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

     The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”
     Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Trustees or shareholders.
     A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Moody’s, S&P and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.
     1940 Act Asset Coverage. We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.
     Notices. Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.
     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any shareholder of the Fund.
     A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Fund by writing the Fund at 2020 Calamos Court, Naperville, Illinois 60563.

CERTAIN PROVISIONS OF THE AGREEMENT
AND DECLARATION OF TRUST AND BYLAWS
     The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.
     The Board of Trustees is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.
     In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.
     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.
     Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NYSE. Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions. In addition, the Fund would be required to redeem all of its outstanding preferred shares prior to conversion to an open-end investment company.
     In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5%

or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:
•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); or

•	the sale, lease or exchange to the Fund or any subsidiary of the Fund in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.
     The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.
     The Agreement and Declaration of Trust and Bylaws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the Bylaws, except for any Bylaw that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Agreement and Declaration of Trust, Bylaws or applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.
     With respect to proposals by shareholders submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s Bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws, including information regarding the shares held by the shareholder and information regarding the candidate's background and qualifications to serve as trustee.
PLAN OF DISTRIBUTION
     We may sell our common shares, preferred shares and debt securities, and certain of our shareholders may sell our common shares, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us is limited to $350 million. We may offer our common shares, preferred shares and debt securities: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:
•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling shareholder; and

•	any securities exchange on which the offered securities may be listed.
Direct Sales
     We may sell our common shares, preferred shares and debt securities, or certain of our shareholders may sell our common shares, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling shareholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.
By Agents
     We may offer our common shares, preferred shares and debt securities through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
By Underwriters
     We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.
By Dealers
     We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information
     Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.
     We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
     Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.
     To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.
     Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.
     Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.
     The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

     The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.
     The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
     The Fund’s securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is also The Bank of New York.
LEGAL MATTERS
     Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, is serving as our special counsel in connection with the offerings under this prospectus and related prospectus supplements. Vedder Price is also counsel to Calamos. Morris, Nichols, Arsht & Tunnell, Wilmington, Delaware (“Morris Nichols”) will pass on the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement. Vedder Price and counsel to the underwriters may rely on the opinion of Morris Nichols for certain matters of Delaware law.

AVAILABLE INFORMATION
     We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the Commission. Our most recent shareholder report filed with the Commission is for the period ended October 31, 2007. These documents are available on the Commission’s EDGAR system and can be inspected and copied for a fee at the Commission’s public reference room, Washington, D.C. 20549-0102. Additional information about the operation of the public reference room facilities may be obtained by calling the Commission at (202) 551-8090.
     This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.

$350,000,000
Common Shares
Preferred Shares
Debt Securities
Calamos Strategic Total Return Fund

PROSPECTUS

March ____, 2008

The information in this prospectus supplement, which relates to an effective Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED __________ __, 2007
[LOGO]
FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated ___, 2007)
$___________
CALAMOS STRATEGIC TOTAL RETURN FUND
Preferred Shares
___Shares, Series ___
Liquidation Preference $25,000 per share

     Calamos Strategic Total Return Fund (the “Fund,” “we”, “us” or “our”) is a diversified, closed-end management investment company. Our investment objective is to provide total return through a combination of capital appreciation and current income.
     We are offering an additional series (“Series ___”) of our auction rate preferred shares (referred to as “Preferred Shares” or “Series ___Preferred Shares”) in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated ___, 20___(the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Preferred Shares. You should read this prospectus supplement and our prospectus prior to purchasing any Preferred Shares.
     The Series ___Preferred Shares offered in this prospectus supplement, together with the previously issued and currently outstanding Preferred Shares, are collectively referred to as “Preferred Shares.” Individual series of Preferred Shares are referred to as a “series.” Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same. Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in Appendix ___to the Statement of Additional Information, which is available from us upon request.
     The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund’s common shares as to distribution of assets as described in this prospectus supplement.
     The dividend rate for the initial dividend period will be ___% per annum for Series ___ Preferred Shares. The initial dividend period is from the date of issuance through ___, 2007, an initial dividend period of ___days. For subsequent dividend periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Dividends on the Preferred Shares will be cumulative. Prospective purchasers should carefully review the auction procedures described in this prospectus supplement and should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.
     The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated, unpaid dividends to the date of redemption, plus a premium in certain circumstances.
(continued on next page)

     Investing in Preferred Shares involves certain risks. See “Risk Factors” beginning on page ___ of the prospectus and “The Auction-General” beginning on page ___of this prospectus supplement.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load	$	$
Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable by us estimated to be $___.
     The underwriters expect to deliver the Series ___Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about ___, 20___.

[UNDERWRITER(S)]
___, 20___

     The Preferred Shares will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. See “The Auction—Secondary Market Trading and Transfer of Preferred Shares.”
     This offering is conditioned upon the Series ___Preferred Shares receiving a rating of “AAA” from Fitch Ratings and “AAA” from Standard & Poor’s Corporation.
     The prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus, the Statement of Additional Information dated ___, as supplemented from time to time, or the Fund’s annual or semi-annual reports are available by calling (800) 582-6959 or by writing to the Fund, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on the Fund’s website at www.calamos.com, which provides a link to the SEC’s website where the Fund’s Statement of Additional Information may be obtained. You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.
     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.
     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Page
Prospectus Supplement Summary	S-__
Use of Proceeds	S-__
Capitalization	S-__
Asset Coverage Requirements	S-__
Description of Preferred Shares	S-__
The Auction	S-__
Underwriting	S-__
Where You Can Find More Information	S-__
Legal Matters	S-__
[Unaudited] Financial Statements as of ________, 200__	F-__
Prospectus

Prospectus Summary	—
Summary of Fund Expenses	—
Financial Highlights	—
Market and Net Asset Value Information	—
Use of Proceeds	—
The Fund	—
Investment Objective and Principal Investment Strategies	—
Leverage	—
Interest Rate Transactions	—
Risk Factors	—
Management of the Fund	—
Closed-End Fund Structure	—
Certain Federal Income Tax Matters	—
Net Asset Value	—
Dividends and Distributions; Automatic Dividend Reinvestment Plan	—
Description of Securities	—
Rating Agency Guidelines	—
Certain Provisions of the Agreement and Declaration of Trust and Bylaws	—
Plan of Distribution	—
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	—
Legal Matters	—
Available Information	—
Table of Contents of the Statement of Additional Information	—

     You should rely only on the information contained in or incorporated by reference in this prospectus supplement. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these Series ___Preferred Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.
 i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended.
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in “Auction Risk” and “Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” in “The Auction” section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Preferred Shares.
 ii

PROSPECTUS SUPPLEMENT SUMMARY
     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___of the accompanying prospectus.
The Fund
     Calamos Strategic Total Return Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Strategic Total Return Fund as the “Fund” or as “we,” “us,” or “our.” The Fund’s common shares are traded on the New York Stock Exchange under the symbol “CSQ.” As of ___, 2007, the Fund had ___common shares outstanding and net assets of $___. The Fund’s principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563. We have a fiscal year ending October 31st.
     Our investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective. See “The Fund” in the accompanying prospectus.
     We commenced operations in March 2004 following our initial public offering. As of the date of this prospectus supplement, we have $1.08 billion of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) outstanding.
Investment Adviser
     Calamos Advisors LLC (“Calamos”) is the Fund’s investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of ___, 2007, Calamos managed approximately $ billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Holdings LLC (“Holdings”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
     The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to ___% of the Fund’s average weekly managed assets. See “Management of the Fund” in the accompanying prospectus.
     The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois, 60563.
The Offering

Preferred Shares offered by the Fund	We are offering ___Series ___ Preferred Shares, each at a purchase price of $25,000 per share. The Series ___Preferred Shares are offered through ___.

Use of Proceeds	The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $___.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet its investment objective and policies within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

Auction Agent	[Auction Agent]

Broker Dealer(s)	[Broker-Dealer(s)]

Risk Factors	See “Risks Factors” and other information included in the accompanying prospectus, as well as “Risks-Auction Risk”, “Risks-Secondary Market Trading and Transfer of Preferred Shares” and “Risks-Ratings and Asset Coverage Risk” under “The Auction” in this prospectus supplement, for a discussion of the factors you should carefully consider before deciding to invest in the Preferred Shares.

S-2

USE OF PROCEEDS
     The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $___. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet its investment objective and policies within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.
CAPITALIZATION
     The following table sets forth the capitalization of the Fund as of ___, 2007, and as adjusted, to give effect to the issuance of all the Preferred Shares offered hereby (including estimated offering expenses and sales load of $___). The sales load and offering expenses of the Preferred Shares will be effectively borne by common shareholders.

As Adjusted
	Actual	Preferred Shares
Long-Term Debt:
Calamos Notes, denominations of $25,000 or any multiple thereof
Preferred Shares:
Preferred Shares, no par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; no shares issued; and _____ shares issued, respectively)
Common Shareholders’ Equity:
Common shares, no par value per share, unlimited shares authorized, _____ shares outstanding*
Undistributed net investment income
Accumulated net realized gain (loss) on investments
Net unrealized appreciation (depreciation) on investments
Net Assets applicable to common shareholders

*	None of these outstanding shares are held by or for the account of the Fund.
ASSET COVERAGE REQUIREMENTS
     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See “The Auction–Rating and Asset Coverage Risk” below. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

S-3

DESCRIPTION OF PREFERRED SHARES
     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences of Auction Rate Cumulative Preferred Shares (the “Statement”) attached as Appendix ___to the Statement of Additional Information. Where appropriate, terms used in “Description of Preferred Shares” and in “The Auction” below will have the same meanings as those terms in the Statement.
General
     The Fund’s Agreement and Declaration of Trust authorizes the issuance of preferred shares, no par value per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of ___Preferred Shares, Series ___. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).
     The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus supplement and the accompanying prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.
Dividends and Dividend Periods
     The following is a general description of dividends and dividend periods for the Preferred Shares.
     Dividend Periods. The initial dividend period for the Preferred Shares is ___days and the initial dividend rate is ___% per annum.
     Any subsequent dividend periods of Series ___Preferred Shares will generally be [seven] days. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See “—Designation of Special Dividend Periods” below.
     Dividend Payment Dates. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. The initial dividend payment date and the day of the week upon which subsequent dividends, if any, will be paid for the Preferred Shares is ___, 2007 and [day of the week], respectively.
     Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special dividend period of more than seven days, provided that

S-4

such dates shall be set forth in the notice of special dividend period relating to such special dividend period.
     [Dividends will be paid through the Depository Trust Company (“DTC”) on each dividend payment date. The dividend payment date will normally be (A) the first business day after the dividend period ends with respect to a dividend period of one year or less; provided, however, if the dividend period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the business day following the last day of such dividend period; and (B) with respect to any dividend period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such dividend period and on the business day following the last day of such dividend period.] DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer’s designee as agent member.
     Calculation of Dividend Payment. The Fund computes the dividends per share payable on each series of Preferred Shares by multiplying the applicable rate in effect by a fraction. For each dividend period of less than one (1) year, the numerator of this fraction will normally be the number of days in the dividend period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share. For each dividend period of one (1) year or more, the dividends per share payable is computed as described above, except that it will be determined on the basis of a year consisting of twelve 30-day months.
     Dividends on Preferred Shares will accumulate from the date of their original issue, which is ___, 2007. For each dividend payment period after the initial dividend period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below. Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding dividend period and as of the auction date of the next succeeding auction.
     Except during a Default Period as described below, the applicable rate resulting from an auction will not be greater than the maximum rate. The maximum rate will be the applicable percentage of the reference rate. The “Reference Rate” will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the applicable Treasury Index Rate (as defined below) (for a dividend period of 365 days or more). The applicable percentage for any standard dividend period will generally be determined based on the credit ratings assigned to the Preferred Shares by Fitch and S&P on the auction date for such period (as set forth in the table below). If Fitch and/or S&P shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any other rating agency.

Fitch and/or S&P Credit Rating	Applicable Percentage
AA– or higher	150%
A– to A+	200%
BBB– to BBB+	250%
Below BBB–	275%

S-5

     The “LIBOR Rate” is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares.
     The “Treasury Index Rate” is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares.
     The Board of Trustees may amend the maximum rate to increase the percentage amount by which the reference rate described above is multiplied to determine the maximum rate shown without the vote or consent of the holders of Preferred Shares, or any shareholder of the Fund, but only with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency’s then-current rating of the Preferred Shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under “—Rating Agency Guidelines.”
     The maximum rate for the Preferred Shares will apply automatically following an auction for such Preferred Shares in which sufficient clearing bids have not been made (other than because all Preferred Shares were subject to submitted hold orders) or following the failure to hold an auction for any reason on the auction date scheduled to occur (except for circumstances in which the dividend rate is the Default Rate, as described below).
     Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding dividend period and of the auction date of the next succeeding auction.
     On each dividend payment date, the Fund is required to deposit with the paying agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.
     Default Period. Subject to the applicable cure provisions, a “Default Period” with respect to a particular series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the paying agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that series payable on the dividend payment date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”).
     Subject to the applicable cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the business day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the paying agent. In the case of a Dividend Default, the applicable rate for each dividend period commencing during a Default Period will be equal to the default rate described below, and each subsequent dividend period commencing after the beginning of a Default Period shall be a standard dividend period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new dividend period. No Auction shall be held during a Default Period applicable to that series.
     No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the paying agent

S-6

by 12:00 noon, New York City time within three business days after the applicable dividend payment date or Redemption Date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The default rate shall be equal to the Reference Rate multiplied by three (3).
     Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness (as defined in the 1940 Act) would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. The term “senior security” also does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.
     In addition, a declaration of a dividend or other distribution on, or purchase or redemption of, Preferred Shares may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.
     While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:
•	In the case of Fitch’s coverage requirements, immediately after such transaction, the aggregate discounted value (i.e., the aggregate value of the Fund’s portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (as defined in the Prospectus under “Rating Agency Guidelines” below);

•	In the case of S&P’s coverage requirements, immediately after such transaction, the aggregate discounted value (i.e., the aggregate value of the Fund’s portfolio discounted

S-7

according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

•	Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under “Rating Agency Guidelines” below) is met;

•	Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid in full or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.
     The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.
     Designation of Special Dividend Periods. The Fund may, in certain situations, declare a special dividend period. Prior to declaring a special dividend period, the Fund will give notice (a “notice of special dividend period”) to the auction agent and to each Broker-Dealer. The notice of special dividend period will state that the next succeeding dividend period for the Preferred Shares will be a number of days as specified in such notice of special dividend period. The Fund may not designate a special dividend period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. In addition, the Fund does not intend to designate a special dividend period if such designation would adversely affect Fitch’s or S&P’s or any substitute rating agency’s then-current rating on the Preferred Shares. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice of special dividend period also will specify whether the Preferred Shares will be subject to optional redemption during such special dividend period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.
     If the Fund proposes to designate any special dividend period, not fewer than seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is fewer than eight days) nor more than 30 business days prior to the first day of such special dividend period, notice of special dividend period shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the auction agent and each Broker-Dealer and the rating agency and confirmed in writing promptly thereafter. Each such notice of special dividend period shall state (A) that the Fund proposes to exercise its option to designate a succeeding special dividend period, specifying the first and last days thereof and the maximum rate for such special dividend period and (B) that the Fund will by 3:00 P.M., New York City time, on the second business day next preceding the first day of such special dividend period, notify the auction agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such special dividend period, subject to the terms of any specific redemption provisions, or (y) its

S-8

determination not to proceed with such special dividend period, in which latter event the succeeding dividend period shall be a standard dividend period. No later than 3:00 P.M., New York City time, on the second business day next preceding the first day of any proposed special dividend period, the Fund shall deliver to the auction agent, who will promptly deliver to the Broker-Dealers and existing holders, either:
(i)	a notice of special dividend period stating (A) that the Fund has determined to designate the next succeeding dividend period as a special dividend period, specifying the first and last days thereof and (B) the terms of any specific redemption provisions; or

(ii)	a notice of special dividend period stating that the Fund has determined not to exercise its option to designate a special dividend period.
     If the Fund fails to deliver either such notice of special dividend period to the auction agent by 3:00 P.M., New York City time, on the second business day next preceding the first day of such proposed special dividend period, the Fund shall be deemed to have delivered a notice to the auction agent with respect to such dividend period to the effect set forth in clause (ii) above, thereby resulting in a standard dividend period.
     In addition, the Board of Trustees may amend the standard dividend periods of one or more series of Preferred Shares on a permanent basis.
Voting Rights
     Except as noted below, the Fund’s common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of trustees, the holders of Preferred Shares, as a separate class, vote to elect two trustees. The Board of Trustees will determine to which class or classes the trustees elected by the holders of Preferred Shares will be assigned. The holders of the Preferred Shares shall only be entitled to elect the trustees so designated when their term shall have expired. Such trustees appointed by the holders of Preferred Shares will be allocated as evenly as possible among the classes of trustees. The holders of the common shares and holders of Preferred Shares vote together as a single class to elect the remaining trustees. In addition, during any period in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends (“Voting Period”), the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two trustees set forth above) the smallest number of additional trustees as is necessary to ensure that a majority of the trustees has been elected by the holders of Preferred Shares. The holders of Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.
     In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are trustees of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of trustees that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent trustees, will constitute the duly elected trustees of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional trustees elected by the holders of the Preferred Shares will terminate.
     So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator,

S-9

assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund’s paying agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund’s investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.
     In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares is required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s fundamental investment restrictions described under “Investment Restrictions” in the Statement of Additional Information and changes in the Fund’s subclassification as a closed-end investment company. The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund’s shares of beneficial interest. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.
     The common shares and the Preferred Shares also will vote separately to the extent otherwise required under Delaware law or the 1940 Act as in effect from time to time. The class votes of holders of Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of common shares and Preferred Shares, voting together as a single class, necessary to authorize the action in question.
     For the purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Agreement and Declaration of Trust, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed

S-10

outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities for the redemption of those Preferred Shares were deposited.
Rating Agency Guidelines
     The Fund is required under Fitch and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). Fitch and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by the rating agency). The Fitch and S&P guidelines also impose certain diversification requirements on the Fund’s overall portfolio. The “Preferred Shares Basic Maintenance Amount” means as of any valuation date the dollar amount equal to:
(i)	the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective applicable rates (whether or not earned or declared) to (but not including) the first respective dividend payment dates for Preferred Shares outstanding that follow such valuation date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such valuation date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective dividend payment date therefore through the 42nd day after such valuation date, at the maximum rate (calculated as if such valuation date were the auction date for the dividend period commencing on such dividend payment date) for a standard dividend period of shares of such series to commence on such dividend payment date, assuming, solely for purposes of the foregoing, that if on such valuation date the Fund shall have delivered a notice of special dividend period to the auction agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such maximum rate shall be the maximum rate for the special dividend period of shares of such series to commence on such dividend payment date (except that (1) if such valuation date occurs at a time when a failure to deposit (or, in the case of preferred shares other than Preferred Shares, a failure similar to a failure to deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the applicable rate in effect immediately prior to such dividend payment date will remain in effect (or, in the case of preferred shares other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such applicable rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such valuation date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payments to the Preferred Shares; and (F) any current liabilities as of such valuation date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, any payables for portfolio

S-11

securities purchased as of such valuation date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) though (i) (F) became payable, otherwise the S&P discounted value) of any of the Fund’s assets irrevocably deposited by the Fund for the payment of any of (i) (A) through (i) (F).
     The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its common shares) (“1940 Act Preferred Shares Asset Coverage”). Fitch and S&P have agreed that the auditors must certify annually the asset coverage test on a date randomly selected by the auditors. Based on the Fund’s assets and liabilities as of ___, 2007, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:
Value of Fund assets less liabilities not constituting senior securities = $ = % —— —— —
Senior securities representing indebtedness plus liquidation value of the Preferred Shares $
     If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described below under “—Redemption.”
     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Fitch and S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Fitch or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Fitch and S&P to the Preferred Shares.
     The Board of Trustees may amend the definition of standard dividend period to change the dividend period with respect to one or more series without the vote or consent of the holders of the Preferred Shares.
     As described by Fitch and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares’ obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and S&P by the Fund and Calamos and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

S-12

     The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to Fitch and S&P for rating the Preferred Shares.
     The Fund shall deliver to the auction agent and each rating agency a certificate which sets forth a determination regarding the Preferred Shares Basic Maintenance Amount (a “Preferred Shares Basic Maintenance Certificate”) as of (A) within seven business days after the Date of Original Issue, (B) the last valuation date of each month, (C) any date requested by any rating agency, (D) a business day on or before any asset coverage cure date relating to the Fund’s cure of a failure to meet the Preferred Shares Basic Maintenance Amount test, (E) any day that common shares or Preferred Shares are redeemed, and (F) any day the Fitch eligible assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of (A) above on or before the seventh business day after the date of original issue and in the case of (B)–(F) above on or before the seventh business day after the relevant valuation date or asset coverage cure date.
     The Fund shall deliver to the auction agent and each rating agency a certificate which sets forth a determination regarding the 1940 Act Preferred Shares Asset Coverage (a “1940 Act Preferred Shares Asset Coverage Certificate”) (i) as of the date of original issue, and (ii) as of (A) the last valuation date of each quarter thereafter, and (B) as of a business day on or before any asset coverage cure date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh business day after the date of original issue and in the case of clause (ii) on or before the seventh business day after the relevant valuation date or the asset coverage cure date. The certificates required by the Statement may be combined into a single certificate.
     Within ten business days of the date of original issue, the Fund shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Fund’s independent auditors (an “Auditor’s Certificate”) regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on or before the seventh business day after the date of original issue. Within ten business days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last valuation date of each fiscal year of the Fund, the Fund will deliver to the auction agent and each rating agency an Auditor’s Certificate regarding the accuracy of the calculations made by the Fund in such certificates. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor’s Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an asset coverage cure date within ten days after the relevant asset coverage cure date. If an Auditor’s Certificate shows that an error was made in any such report, the calculation or determination made by the Fund’s independent auditors will be conclusive and binding on the Fund.
Redemption
     Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption and in certain cases a redemption premium. Any such

S-13

redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.
     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred shares of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata, by lot or other method that it deems fair and equitable.
     Optional Redemption. After the initial dividend period, to the extent permitted under the 1940 Act and Delaware law, the Fund may, at its option, redeem, in whole or in part, Preferred Shares having a dividend period of one year or less on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days’ prior notice. The redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, on any business day prior to the end of the relevant dividend period upon not less than 15 calendar days and not more than 40 calendar days’ prior notice, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption.
     Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and any other outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.
Liquidation
     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, after claims of creditors but before any payment or distribution is made on the common shares or any other shares of beneficial interest of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all unpaid dividends thereon (whether or not declared by the Fund, but excluding the interest thereon) accrued to and including the date fixed for such distribution in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.
     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including each series, shall be insufficient to permit the payment in full to

S-14

such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including each series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding Preferred Shares, including each series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of common shares or any shares of beneficial interest of the Fund ranking junior to the Preferred Shares as to liquidation.
     Neither the consolidation nor merger of the Fund with or into any other business entity, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Fund for purposes of the foregoing paragraph.
THE AUCTION
General
     The Statement provides that, except as otherwise described in this prospectus supplement or in the accompanying prospectus, the applicable rate for the Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.
     Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.
     The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.
     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.
     The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by that Broker-Dealer’s customer upon settlement in an auction. The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days’ notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement.
Auction Procedures
     Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a

S-15

beneficial owner of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer:
1.	Hold Order—indicating its desire to hold Preferred Shares without regard to the applicable rate for the next dividend period.

2.	Bid—indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

3.	Sell Order—indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.
     A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its BrokerDealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.
     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.
     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.
     There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers

S-16

for existing holders of such series. If there are sufficient clearing bids, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.
     If there are not sufficient clearing bids for such series, the applicable rate for the next dividend period will be the maximum rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next dividend period will be the same as during the current dividend period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period and the applicable rate for the next dividend period will be the all hold rate. The all hold rate is 80% of the applicable Reference Rate.
     The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.
     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers’ agent members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their agent members in same-day funds.
     The auctions for Series ___Preferred Shares will normally be held every [seven] days. Each subsequent dividend period will normally begin on the following business day.
     If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any reason, then the applicable rate for the next dividend period will be the applicable rate determined on the previous auction date.
     If a dividend payment date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:
•	the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

•	the affected dividend period will end on the day it otherwise would have ended; and

•	the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

S-17

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three existing holders. The three existing holders and three potential holders submit orders through Broker-Dealers at the auction:

Existing Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate for 500 shares

Existing Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate

Existing Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate for 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%
     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Existing holders B and C will continue to own their shares. Existing holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.
Secondary Market Trading and Transfer of Preferred Shares.
     The underwriters are not required to make a market in the Preferred Shares. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the Nasdaq market.
     Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.
     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:
•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a Broker-Dealer; or

•	to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

S-18

     Further description of the auction procedures can be found in the Statement.
Risks
     Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid order to retain Preferred Shares at an auction only at a specified rate, and that specific rate exceeds the rate set at the auction, you will not retain your Preferred Shares. If you submit a hold order for Preferred Shares (orders to retain Preferred Shares without specifying a minimum rate) and the auction sets a below-market rate, you may receive a below-market rate of return on your Preferred Shares.
     If there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares in any auction, the auction will fail and you may not be able to sell some or all of your Preferred Shares at that time. The relative buying and selling interest of market participants in your Preferred Shares and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded Preferred Shares, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.
     A Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other Broker-Dealers, if any). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the Broker-Dealer had not bid. A Broker-Dealer may also bid in order to prevent what would otherwise be a failed auction, or an auction clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the auction. Broker-Dealers may, but are not obligated to, advise holders of the Preferred Shares that the rate that will apply in an “all hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an “all hold” auction. A Broker-Dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all hold” auction.
     Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment. See “Description of Preferred Shares” and “The Auction—Auction Procedures.”
     [The underwriter has advised the Fund that the underwriter and various other Broker-Dealers and other firms that participate in the auction rate securities market received letters from the staff of the Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the underwriter conducted its own voluntary review and reported its findings to the Commission staff. At the Commission staff’s request, the underwriter is engaging in discussions with the Commission staff concerning its inquiry. Neither the underwriter nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for auction rate securities or the auctions.]
     Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a

S-19

dividend period other than [7] days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain that market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or quoted on the Nasdaq stock market. You may transfer shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund’s auction agent, The Bank of New York, and the Fund or such other persons as the Fund permits. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. Accumulated Preferred Shares dividends, however, should at least partially compensate for the increased market interest rates.
     Ratings and Asset Coverage Risk. Although it is expected that Fitch will assign a rating of “AAA” to the Preferred Shares and S&P will assign a rating of “AAA” to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Fitch or S&P could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market. If Fitch or S&P downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under “Description of Preferred Shares—Rating Agency Guidelines,” the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. Although a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under “Description of the Preferred Shares—Voting Rights,” a sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under “Description of Preferred Shares—Rating Agency Guidelines.” See “Description of Preferred Shares—Rating Agency Guidelines” for a description of the asset maintenance tests the Fund must meet.

S-20

UNDERWRITING
[TO BE ADDED BY UNDERWRITERS AT TIME OF OFFERING]
WHERE YOU CAN FIND MORE INFORMATION
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the SEC’s public reference room, Washington, D.C. 20549-0102, and at the SEC’s Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about the Fund and Preferred Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.
LEGAL MATTERS
     ___, ___, ___, serves as counsel to the Fund and to the non-interested Trustees. Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, which is serving as special counsel to the Fund in connection with the offering, will pass on the legality of the shares offered hereby. Vedder Price is also counsel to Calamos. Certain matters will be passed upon for the underwriter by ___, [city], [state]. Vedder Price and ___may rely on the opinion of ___, ___, Delaware for certain matters of Delaware law.

S-21

[UNAUDITED] FINANCIAL STATEMENTS AS OF ________, 200__

F-1

$_________
Calamos Strategic Total Return Fund
Preferred Shares
___Shares, Series ___

PROSPECTUS SUPPLEMENT
___, 20___

[Underwriters]

The information in this prospectus supplement, which relates to an effective Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED ___________ __, 2007
FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated ___, 2007)
$__________
CALAMOS STRATEGIC TOTAL RETURN FUND
Auction Rate Senior Notes (“Calamos Notes”)
$___Series ___, Due ___, 20___
$___Denominations

     Calamos Strategic Total Return Fund (the “Fund,” “we,” “us” or “our”) is a diversified, closed-end management investment company. Our investment objective is to provide total return through a combination of capital appreciation and current income.
     We are offering an aggregate principal amount of $___Series ___Calamos Notes in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated ___, 20___(the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Calamos Notes. You should read this prospectus supplement and our prospectus prior to purchasing any Calamos Notes.
     The notes offered in this prospectus supplement are referred to as “Calamos Notes.” Individual series of Calamos Notes are referred to as a “series.” Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same. Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in Appendix ___to the Statement of Additional Information, which is available from us upon request.
     The Calamos Notes will be issued without coupons in denominations of $___and any integral multiple thereof. The principal amount of the Series ___Calamos Notes will be due and payable on ___, 20___(the “Stated Maturity”). There is no sinking fund with respect to the Calamos Notes. The Calamos Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness, including other series of Calamos Notes; and (3) junior to any of our secured creditors. We may redeem the Calamos Notes prior to their Stated Maturity in certain circumstances described in this prospectus supplement.
     Holders of the Calamos Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. The initial rate period for the Series ___Calamos Notes is from the issue date through ___, 20___. The interest rate for the initial rate period from and including the issue date through ___, 20___, will be ___% per year for the Series ___ Calamos Notes. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in this prospectus supplement. Generally, following the initial rate period, each rate period will be ___(___) days for the Series ___ Calamos Notes.
     The Calamos Notes will not be listed on any exchange or automated quotation system. Generally, you may only buy and sell Calamos Notes through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Calamos Notes, and a secondary market, if one develops, may not provide you with liquidity. See “The Auction—Certain Considerations Affecting Auction Rate Securities—Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.”

     Investing in Calamos Notes involves certain risks. See “Risk Factors” beginning on page ___of the accompanying prospectus and “The Auction—Auction Risk” beginning on page ___of this prospectus supplement.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Amount of _________ Notes	Total
Public offering price	$	$
Sales load	$	$
Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable by us, estimated to be $___.
     The underwriters expect to deliver the Series ___Calamos Notes in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about ___, 20___.

[Underwriter(s)]
___, 200___

     The offering is conditioned upon the Series ___Calamos Notes receiving a rating of “___” from Fitch Ratings and “___” from S&P.
     This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus, the Statement of Additional Information dated ___, as supplemented from time to time, or the Fund’s annual or semi-annual reports are available by calling (800) 582-6959 or by writing to the Fund, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on the Fund’s website at www.calamos.com, which provides a link to the SEC’s website where the Fund’s Statement of Additional Information may be obtained. You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.
     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.
     The Calamos Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement

Page
PROSPECTUS SUPPLEMENT SUMMARY	S-
USE OF PROCEEDS	S-
CAPITALIZATION	S-
ASSET COVERAGE REQUIREMENTS	S-
DESCRIPTION OF CALAMOS NOTES	S-
THE AUCTION	S-
UNDERWRITING	S-
WHERE YOU CAN FIND MORE INFORMATION	S-
LEGAL MATTERS	S-
[UNAUDITED] FINANCIAL STATEMENTS AS OF ________, 200__	F-
Prospectus

Prospectus Summary
Summary of Fund Expenses
Financial Highlights
Market and Net Asset Value Information
Use of Proceeds
The Fund
Investment Objective and Principal Investment Strategies
Leverage
Interest Rate Transactions
Risk Factors
Management of the Fund
Closed-End Fund Structure
Certain Federal Income Tax Matters
Net Asset Value
Dividends and Distributions; Automatic Dividend Reinvestment Plan
Description of Securities
Rating Agency Guidelines
Certain Provisions of the Agreement and Declaration of Trust and Bylaws
Plan of Distribution
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar
Legal Matters
Available Information
Table of Contents of the Statement of Additional Information

     You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these notes in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.
 i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in “Auction Risk” and “Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” in “The Auction” section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Calamos Notes.
 ii

PROSPECTUS SUPPLEMENT SUMMARY
     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___of the accompanying prospectus.
The Fund
     Calamos Strategic Total Return Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Strategic Total Return Fund as the “Fund” or as “we,” “us,” or “our.” See “The Fund.” The Fund’s common shares are traded on the New York Stock Exchange under the symbol “CSQ.” As of ___, 2007, the Fund had ___common shares outstanding and net assets of $___. The Fund’s principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563. We have a fiscal year ending October 31st.
     Our investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective. See “The Fund” in the accompanying prospectus.
     We commenced operations in March 2004 following our initial public offering. As of the date of this prospectus, we have $1.08 billion of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) outstanding.
Investment Adviser
     Calamos Advisors LLC (“Calamos”) is the Fund’s investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of ___, 2007, Calamos managed approximately $ billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Holdings LLC (“Holdings”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
     The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to ___% of the Fund’s average weekly managed assets. See “Management of the Fund” in the accompanying prospectus.
     The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.
The Offering

Calamos Notes offered by the Fund	$___aggregate principal amount of Series ___Calamos Notes. Series ___Calamos Notes will be sold in denominations of $___and any integral multiple thereof. The Series ___Calamos Notes are being offered by ___and ___, as underwriters. See “Underwriting.”

Use of proceeds	The Fund estimates the net proceeds of the offering of Series ___Calamos Notes, after payment of sales load and offering expenses, will be approximately $___. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet its investment objective and policies within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See “Investment Objectives and Principal Investment Strategies” in the accompanying prospectus.

Auction Agent	[Auction Agent]

Broker Dealer(s)	[Broker-Dealer(s)]

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus, as well as “Risk-Auction Risk”, “Risks-Secondary Market Trading and Transfer of Calamos Notes” and “Risks-Ratings and Asset Coverage Risk” under “The Auction” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in the Calamos Notes.

S-2

USE OF PROCEEDS
     The Fund estimates the net proceeds of the offering of Calamos Notes, after payment of sales load and offering expenses, will be approximately $___. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet its investment objective and policies within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See “Investment Objectives and Principal Investment Strategies” in the accompanying prospectus.
CAPITALIZATION
     The following table sets forth the capitalization of the Fund as of ___, 2007, and as adjusted, to give effect to the issuance of all the Calamos Notes offered hereby (including estimated offering expenses and sales load of $___). The sales load and offering expenses of the Calamos Notes will be effectively borne by common shareholders.

As Adjusted
	Actual	Calamos Notes
Long-Term Debt:
Calamos Notes, denominations of $25,000 or any multiple thereof
Preferred Shares:
Preferred Shares, no par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; no shares issued; and _____ shares issued, respectively)
Common Shareholder’s Equity:
Common shares, no par value per share, unlimited shares authorized, _____ shares outstanding*
Undistributed net investment income
Accumulated net realized gain (loss) on investments
Net unrealized appreciation (depreciation) on investments
Net Assets applicable to common shareholders

*	None of these outstanding shares are held by or for the account of the Fund.
ASSET COVERAGE REQUIREMENTS
     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See “The Auction–Rating and Asset Coverage Risk” below. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

S-3

DESCRIPTION OF CALAMOS NOTES
     Calamos Notes of each series will rank on a parity with any other series of Calamos Notes as to the payment of interest and distribution of assets upon liquidation. All Calamos Notes rank senior to our common and preferred shares as to the payment of interest and distribution of assets upon liquidation. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.
     The Series ___Calamos Notes will be issued pursuant to the Original Indenture and a Supplemental Indenture dated as of ___, ___(referred to herein collectively with the Original Indenture as the “Indenture”). The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix ___to the statement of additional information, which is on file with the SEC. Whenever defined terms are used, but not defined in this prospectus supplement, the terms have the meaning given to them in Appendix ___to the statement of additional information.
General
     The Board of Directors has authorized us to issue the Series ___Calamos Notes representing indebtedness pursuant to the terms of the Indenture. Currently, the Indenture provides for the issuance of up to $___aggregate principal amount of Series ___Calamos Notes. The principal amount of the Series ___Calamos Notes is due and payable on ___, 20___. The Series ___Calamos Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $___and any integral multiple thereof, unless otherwise provided in the Indenture. The Series ___Calamos Notes will be unsecured obligations of ours and, upon our liquidation, dissolution or winding up, will rank: (1) senior to our outstanding common stock and any outstanding preferred stock, including the Preferred Shares; (2) on a parity with any of our unsecured creditors, including any other series of Calamos Notes; and (3) junior to any of our secured creditors. The Calamos Notes are subject to optional and mandatory redemption as described below under “—Redemption,” and acceleration of maturity, as described in the accompanying prospectus under “Description of Securities—Debt Securities—Events of Default and Acceleration of Maturity of Debt Securities; Remedies.”
     While serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.
     We have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Calamos Notes outside of an auction, so long as: (1) we are current in the payment of interest on such Calamos Notes and on any other series of Calamos Notes, (2) there is no arrearage in the mandatory or optional redemption price respecting any Calamos Notes for which a Notice of Redemption has been given, and (3) we are in compliance with the 1940 Act Calamos Notes Asset Coverage requirements and other applicable asset requirements. See “—Redemption” below.
     The Calamos Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.
Unsecured Investment
     The Calamos Notes represent an unsecured obligation of ours to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the Calamos Notes when due or to repay the Calamos Notes at the

S-4

Stated Maturity. Our failure to pay interest on the Calamos Notes when due or to repay the Calamos Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the Calamos Notes, and at the Stated Maturity, the entire outstanding principal amount of the Calamos Notes will become due and payable.
Securities Depository
     The nominee of the Securities Depository is expected to be the sole record Holder of the Calamos Notes. Accordingly, each purchaser of Calamos Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its ownership of the Calamos Notes.
     Purchasers of Calamos Notes will not receive certificates representing their ownership interest in such securities. DTC initially will act as Securities Depository for the Agent Members with respect to the Calamos Notes.
Interest and Rate Periods
     General. Calamos Notes will bear interest at the Applicable Rate determined as set forth below under “—Determination of Interest Rate.” Interest on the Calamos Notes shall be payable when due as described below. If we do not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.
     On the Business Day next preceding each Interest Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of interest. We do not intend to establish any reserves for the payment of interest.
     All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the Holder. Interest will be paid by the Paying Agent to the Holder as its name appears on our securities ledger or securities records, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.
     Interest in arrears for any past Rate Period may be subject to a Default Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the Holder as its name appears on our securities ledger or securities records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any interest payment shall first be credited against the earliest accrued but unpaid interest. No interest will be payable in respect of any payment or payments which may be in arrears. See “—Default Period” below.
     The amount of interest payable on each Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the

S-5

Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Calamos Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the applicable principal amount, and rounding the amount so obtained to the nearest cent.
     Determination of Interest Rate. The interest rate for the initial Rate Period for Series ___ Calamos Notes (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of this prospectus supplement. After the initial Rate Period, subject to certain exceptions, the Series ___ Calamos Notes will bear interest at the Applicable Rate that the Auction Agent advises us has resulted from an Auction.
     The initial Rate Period for the Series ___Calamos Notes will be ___(___) days. Rate Periods after the initial Rate Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to the Holder, Special Rate Periods.
     A Special Rate Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the aggregate amount of a series of Calamos Notes subject to Buy Orders by Potential Holders is at least equal to the aggregate amount of that series of Calamos Notes subject to Sell Orders by Existing Holders).
     Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period. Interest will be paid through the Securities Depository on each Interest Payment Date.
     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to a series of Calamos Notes by Moody’s and Fitch, as follows:

Moody’s Credit	Fitch Credit	Applicable
Rating	Rating	Percentage

     The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for Auctions in respect to Rate Periods of more than the Standard Rate Period.
     The Maximum Rate for a series of Calamos Notes will apply automatically following an Auction for the Calamos Notes in which Sufficient Clearing Bids have not been made (other than because all Calamos Notes were subject to Submitted Hold Orders). If an Auction for any subsequent Rate Period is

S-6

not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest Rate on a series of Calamos Notes for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).
     The All Hold Rate will apply automatically following an Auction in which all of the outstanding Calamos Notes of a series are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.
     Prior to each Auction, Broker-Dealers will notify Holders and the Trustee of the term of the next succeeding Rate Period as soon as practicable after the Broker-Dealers have been so advised by us. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding Auction.
     Notification of Rate Period. We will designate the duration of subsequent Rate Periods for each series of the Calamos Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, a series of Calamos Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if we shall have mailed a Notice of Redemption with respect to any Calamos Notes, the redemption price with respect to such Calamos Notes shall have been deposited with the Paying Agent, and (5) we have confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the Calamos Notes Basic Maintenance Amount, and we have consulted with the Broker-Dealers and have provided notice of such designation and otherwise complied with the Rating Agency Guidelines.
     Designation of a Special Rate Period. If we propose to designate any Special Rate Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight (8) days) nor more than thirty (30) Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that we will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.
     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, we will deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:
     (1) a notice stating (A) that we have determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or
     (2) a notice stating that we have determined not to exercise our option to designate a Special Rate Period.

S-7

     If we fail to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent and the Auction Agent is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.
     Default Period. Subject to cure provisions, a Default Period with respect to a particular series of Calamos Notes will commence on any date on which, when required to do so, we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time,
     (A) the full amount of any accrued interest on that series payable on the Interest Payment Date (an “Interest Default”), or
     (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with an Interest Default, hereinafter referred to as “Default”).
     Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price, respectively, shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.
     No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Calamos Notes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three.
Redemption
     Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, we may, at our option, redeem Calamos Notes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on any Interest Payment Date, upon not less than 15 days’ and not more than 40 days’ prior notice. This optional redemption is not available during the initial Rate Period or during other limited circumstances. The optional redemption price shall be equal to the aggregate principal amount of the Calamos Notes to be redeemed, plus an amount equal to accrued but unpaid interest to the date fixed for redemption. Calamos Notes having a Rate Period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, upon not less than 15 days’, and not more than 40 days’, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless after giving effect thereto (1) we have available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a

S-8

value not less than the amount (including any applicable premium) due to Holders of a series of Calamos Notes by reason of the redemption of a series of Calamos Notes and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the Calamos Notes Basic Maintenance Amount immediately subsequent to such redemption. Although we ordinarily will not redeem the Calamos Notes prior to their Stated Maturity, we may voluntarily redeem Calamos Notes if, for example, the Board of Directors determines that we could obtain more favorable interest rates from an alternative source of financing.
     Mandatory Redemption. If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Calamos Notes Basic Maintenance Amount as of any Valuation Date or, fail to satisfy the 1940 Act Calamos Notes Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten Business Days following such Valuation Date, in the case of a failure to maintain the Calamos Notes Basic Maintenance Amount, or on the last Business Day of the following month, in the case of a failure to maintain the 1940 Act Calamos Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the Calamos Notes will be subject to mandatory redemption out of funds legally available therefor. See “Rating Agency Guidelines” in the accompanying prospectus.
     The principal amount of Calamos Notes to be redeemed under these circumstances will be equal to the lesser of (1) the minimum principal amount of Calamos Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregated Discounted Value at least equal to the Calamos Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Calamos Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Calamos Notes the redemption of which would have such result, all Calamos Notes then outstanding will be redeemed), and (2) the maximum principal amount of Calamos Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).
     Any redemption of less than all of the outstanding Calamos Notes of a series will be made from Calamos Notes designated by us. We shall designate Calamos Notes to be redeemed on a pro rata basis among the Holders in proportion to the principal amount of Calamos Notes they hold, by lot or such other method as we shall deem equitable. No optional or mandatory redemption of less than all outstanding Calamos Notes of a series will be made unless the aggregate principal amount of Calamos Notes to be redeemed is equal to $___or integral multiples thereof. Any redemption of less than all Calamos Notes outstanding will be made in such a manner that all Calamos Notes outstanding after such redemption are in authorized denominations.
     We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise legally permitted to redeem, all of the outstanding Calamos Notes of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Calamos Notes on the earliest practicable date on which we will have such funds available, upon notice to record owners of Calamos Notes and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or ___law. The redemption price per Calamos Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

S-9

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We shall deliver a notice of redemption to the Auction Agent and the Trustee containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Trustee will use its reasonable efforts to provide notice to each Holder of Calamos Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of Calamos Notes to be redeemed (or, during a Default Period with respect to such Calamos Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from us). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of record of Calamos Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the Calamos Notes at their addresses appearing on our books or share records. Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Calamos Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on the Calamos Notes to be redeemed will cease to accrue on such redemption date, and (5) the 1940 Act provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.
     If less than all of the outstanding Calamos Notes of a series are redeemed on any date, the amount per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the principal amount of Calamos Notes held by such Holder, by lot or by such other method as is determined by us to be fair and equitable, subject to the terms of any Specific Redemption Provisions and subject to maintaining authorized denominations as described above. Calamos Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the Calamos Notes, and the Securities Depository will determine the Calamos Notes to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the principal amount of Calamos Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption Calamos Notes from the accounts of some Beneficial Owners without selecting for redemption any Calamos Notes from the accounts of other Beneficial Owners. In this case, in selecting the Calamos Notes to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the Calamos Notes, the particular principal amount to be redeemed shall be selected by us by lot, on a pro rata basis between each series or by such other method as we shall deem fair and equitable, as contemplated above.
     If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Calamos Notes will cease to accrue and such Calamos Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Calamos Notes so called for redemption will cease and terminate, except the right of the holders of such Calamos Notes to receive the redemption price, but without any interest or additional amount. We shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Calamos Notes called for redemption on such date and (2) such other amounts, if any, to which owners of Calamos Notes called for redemption may be entitled. We will be entitled to receive, from time to time after the date

S-10

fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Calamos Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. After such payment, Holders of Calamos Notes called for redemption may look only to us for payment.
     So long as any Calamos Notes are held of record by the nominee of the Securities Depository, the redemption price for such Calamos Notes will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.
     Notwithstanding the provisions for redemption described above, no Calamos Notes may be redeemed unless all interest in arrears on the Outstanding Calamos Notes, and any of our indebtedness ranking on a parity with the Calamos Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Calamos Notes and all indebtedness ranking on a parity with the Calamos Notes must receive proportionate amounts. At any time we may purchase or acquire all the Outstanding Calamos Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Calamos Notes.
     Except for the provisions described above, nothing contained in the Indenture limits any legal right of ours to purchase or otherwise acquire Calamos Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any Calamos Notes for which Notice of Redemption has been given, and we are in compliance with the 1940 Act Calamos Notes Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the Calamos Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all outstanding Calamos Notes are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.
Payment of Proceeds Upon Dissolution, Etc.
     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) our liquidation, dissolution or other winding up, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) our assignment for the benefit of creditors or any other marshalling of assets and liabilities, then (after any payments with respect to our secured creditor outstanding at such time) and in any such event the holders of Calamos Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Calamos Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Calamos Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Calamos Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any of our other indebtedness being subordinated to the

S-11

payment of the Calamos Notes, which may be payable or deliverable in respect of the Calamos Notes in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including the Adviser, Custodian, Auction Agent, Broker-Dealers and Trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     Our consolidation, reorganization or merger with or into any other company, or a sale, lease or exchange of all or substantially all of our assets of in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.
THE AUCTION
Role of Auction Agent
     Auction Agency Agreement. The Auction Agency Agreement between us and the Auction Agent (currently, The Bank of New York) (the “Auction Agency Agreement”) provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Series ___Calamos Notes so long as the Applicable Rate for the Series ___ Calamos Notes is to be based on the results of an Auction. The Auction Agent acts as a non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.
     The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.
Auction Procedures
     Beneficial Owners. Prior to the Submission Deadline on each Auction Date for a series of Calamos Notes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Calamos Notes of such series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to Calamos Notes of such series to that Broker-Dealer as follows:
•	Hold Order – indicating its desire to hold Calamos Notes of such series without regard to the Applicable Rate for Calamos Notes of such series for the next Rate Period thereof.

•	Bid – indicating its desire to sell the principal amount of Outstanding Calamos Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Calamos Notes of such series for the next succeeding Rate Period of Calamos Notes of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

S-12

•	Sell Order – indicating its desire to sell the principal amount of Outstanding Calamos Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Calamos Notes of such series for the next succeeding Rate Period of Calamos Notes of such series.
     Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of Calamos Notes of such series that submits a Bid with respect to Calamos Notes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for Calamos Notes of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Calamos Notes. A Beneficial Owner of Calamos Notes of such series that fails to submit an Order with respect to such Calamos Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Calamos Notes of such series; provided, however, that if a Beneficial Owner of Series ___Calamos Notes fails to submit an Order with respect to Series ___Calamos Notes to its Broker-Dealer for an Auction relating to a Special Rate Period of more than ___(___) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Calamos Notes. A Sell Order shall constitute an irrevocable offer to sell the Calamos Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Calamos Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.
     Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Calamos Notes but that wishes to purchase Calamos Notes of such series, or that is a Beneficial Owner of Calamos Notes of such series that wishes to purchase additional Calamos Notes of such series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase such principal amount of Outstanding Calamos Notes of such series specified in such Bid if the Applicable Rate for Calamos Notes of such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of Calamos Notes of such series specifying a rate higher than the Maximum Rate for Calamos Notes of such series on the Auction Date therefor will not be accepted.
     The Auction Process. Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e mail or other electronic means, to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders for Calamos Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of Calamos Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Calamos Notes subject to Orders submitted to it by Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Calamos Notes held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Calamos Notes held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of ours.
     If Sufficient Clearing Bids for a series of Calamos Notes exist (that is, the aggregate principal amount of Outstanding Calamos Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Calamos Notes of such series exceeds or is equal to the sum of the aggregate principal amount of Outstanding Calamos Notes of such series subject to Submitted Sell Orders), the Applicable Rate for Calamos Notes of such series for the next succeeding Rate Period thereof

S-13

will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the aggregate principal amount of Calamos Notes of such series available for purchase in the Auction (such rate, the “Winning Bid Rate”). If Sufficient Clearing Bids for a series of Calamos Notes do not exist (other than because all of the Outstanding Calamos Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all Calamos Notes of such series for the next succeeding Rate Period thereof will be equal to the Maximum Rate for Calamos Notes of such series. In such event, Holders of Calamos Notes of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of Calamos Notes of such series subject to such Sell Orders. In any particular Auction, if all outstanding Calamos Notes of a series are the subject of Submitted Hold Orders, the Applicable Rate for such series of Calamos Notes for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an “All Hold Auction”).
     The Auction Procedures include a pro rata allocation of Calamos Notes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Calamos Notes that is less than the number of Calamos Notes specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.
     Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.
Certain Considerations Affecting Auction Rate Securities
     Role of Broker-Dealer. [Broker-Dealer] (the “Broker-Dealer”) has been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and is paid by the issuers or obligors for its services. [Broker-Dealer] receives broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.
     A Broker-Dealer is designated in the Broker-Dealer Agreement as the Broker-Dealer to contact Existing Holders and Potential Holders and solicit Bids for the Calamos Notes. The Broker-Dealer will receive Broker-Dealer Fees from us with respect to the Calamos Notes sold or successfully placed through it in Auctions. The Broker-Dealer may share a portion of such fees with other dealers that submit Orders through it that are filled in the Auction.
     Bidding by Broker-Dealer. The Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If the Broker-Dealer submits an Order for its own account, it would have an advantage over other Potential Beneficial Owners because the Broker-Dealer would have knowledge of the other Orders placed through it in that Auction and thus, could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate. For this reason, and because the Broker Dealer is appointed and paid by us to serve as a Broker-Dealer in the Auction, the Broker-Dealer’s interests in serving as Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who

S-14

participate in Auctions. See “Role of Broker-Dealer.” The Broker Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker Dealer Agreement.
     Where the Broker-Dealer is the only Broker-Dealer appointed by us to serve as Broker-Dealer in the Auction, and as long as that remains the case, it will be the only Broker-Dealer that submits Orders to the Auction Agent in that Auction. As a result, in such circumstances, the Broker-Dealer may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with its Order.
     The Broker-Dealer may place one or more Bids in an Auction for its own account to acquire securities for its inventory, to prevent an Auction Failure or to prevent Auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Calamos Notes. The Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an Auction for its own account, the Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein). See “—Price Talk.”
     The Broker-Dealer also may encourage bidding by others in Auctions, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Calamos Notes. The Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.
     Bids by the Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate—including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing Potential Beneficial Owners to receive a lower rate than they might have received had the Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of the Calamos Notes being auctioned, including displacing some Potential Beneficial Owners who may have their Bids rejected or receive fewer Calamos Notes than they would have received if the Broker-Dealer had not Bid (or encouraged others to Bid). Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Calamos Notes involves no significant liquidity or credit risk. The Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so) in any particular Auction to prevent an Auction Failure or an Auction from clearing at a rate the Broker-Dealer believes does not reflect the market for the Calamos Notes. Investors should not assume that the Broker-Dealer will place Bids or encourage others to do so or that Auction Failures will not occur. Investors should also be aware that Bids by the Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.
     The statements herein regarding Bidding by a Broker-Dealer apply only to a Broker-Dealer’s auction desk and any other business units of the Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.
     In any particular Auction, if all outstanding Calamos Notes of a series are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an “All Hold Auction”). If the Broker-Dealer holds any Calamos Notes of a series for its own account on an Auction Date, it is the Broker-Dealer’s practice to submit a Sell Order into the Auction with respect to such Calamos Notes, which would prevent that Auction from being an All Hold Auction. The Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.
     Price Talk. Before the start of an Auction, the Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders the Broker-Dealer’s good faith judgment of the range of likely clearing rates for the Auction based on market and other information.

S-15

This is known as “Price Talk.” Price Talk is not a guaranty that the Applicable Rate established through the Auction will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it. The Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Holders should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate Price Talk and any changes to Price Talk.
     “All-or-Nothing” Bids. The Broker-Dealer will not accept “all-or-nothing” Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of Calamos Notes of a series where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.
     No Assurances Regarding Auction Outcomes. The Broker-Dealer provides no assurance as to the outcome of any Auction. The Broker-Dealer also does not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any Calamos Notes purchased or retained in the Auction may be lower than the market rate for similar investments.
     The Broker-Dealer will not agree before an Auction to buy Calamos Notes of any series from, or sell Calamos Notes of any series to, a customer after the Auction.
     Deadlines. Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealer to the Auction Agent. This deadline is called the “Submission Deadline.” To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, the Broker-Dealer imposes an earlier deadline, called the “Internal Submission Deadline,” by which bidders must submit Bids to the Broker-Dealer. The Internal Submission Deadline is subject to change by the Broker-Dealer. Potential Owners should consult with the Broker-Dealer as to its Internal Submission Deadline. The Broker-Dealer may allow for correction of clerical errors after the Internal Submission Deadline and prior to the Submission Deadline. The Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline. The Auction Procedures provide that for a period of up to one hour after the Auction Agent completes the dissemination of the results of an Auction, new Orders can be submitted to the Auction Agent if such Orders were received by the Broker-Dealer or generated by the Broker-Dealer for its own account prior to the Submission Deadline and the failure to submit such Orders prior to the Submission Deadline was the result of force majeure, a technological failure or a clerical error. In addition a Broker-Dealer may modify or withdraw an Order submitted to the Auction Agent prior the Submission Deadline if the Broker-Dealer determines that such Order contained a clerical error. In the event of such a submission, modification or withdrawal the Auction Agent will rerun the Auction, if necessary, taking into account such submission, modification or withdrawal.
     Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited. An Existing Holder may sell, transfer or dispose of a Calamos Note of a series (i) in an Auction, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, or (ii) outside an Auction, only to or through a Broker-Dealer.
     Existing Holders will be able to sell all of the Calamos Notes of a series that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those Calamos Notes in the Auction. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the Calamos Notes of such series subject to such Submitted Sell Orders. As discussed above (see “Bidding by Broker-Dealer”),

S-16

the Broker-Dealer may submit a Bid in an Auction to avoid an Auction Failure, but it is not obligated to do so. There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by Broker-Dealer in the Auction for its own account or encouraging others to Bid. Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, the Broker-Dealer were unable or unwilling to Bid.
     Between Auctions, there can be no assurance that a secondary market for the Calamos Notes of any series will develop or, if it does develop, that it will provide Existing Holders the ability to resell the Calamos Notes of such series on the terms or at the times desired by an Existing Holder. The Broker-Dealer, in its own discretion, may decide to buy or sell the Calamos Notes of a series in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the Calamos Notes of such series. However, the Broker-Dealer is not obligated to make a market in the Calamos Notes of a series and may discontinue trading in the Calamos Notes of such series without notice for any reason at any time. Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.
     If an Existing Holder purchased a Calamos Note through a dealer which is not the Broker-Dealer for the securities, such Existing Holder’s ability to sell its security may be affected by the continued ability of its dealer to transact trades for the Calamos Notes through the Broker-Dealer.
     The ability to resell the Calamos Notes of any series will depend on various factors affecting the market for the Calamos Notes, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the Calamos Notes (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Calamos Notes (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “Securities and Exchange Commission Settlements” below) or press reports, financial reporting cycles and market conditions generally. Demand for the Calamos Notes may change without warning, and declines in demand may be short-lived or continue for longer periods.
     Resignation of the Broker-Dealer Could Impact the Ability to Hold Auctions. The Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any Auction Period during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions for the Calamos Notes, with the result that the dividend rate on the Calamos Notes will be determined as described in the supplemental indenture.
     Securities and Exchange Commission Settlements. On May 31, 2006, the U.S. Securities and Exchange Commission (the “SEC”) announced that it had settled its investigation of fifteen firms, including [Broker-Dealer], that participate in the auction rate securities market regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, [Broker-Dealer] agreed to pay a civil penalty. In addition, [Broker-Dealer], without admitting or denying the SEC’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by [Broker-Dealer] to conduct the auction process in accordance with disclosed procedures. No assurance can be provided as to how the settlement may affect the market for auction rate securities or the Calamos Notes.
     In addition on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including [Auction Agent] (the “Settling Auction Agents”), that participate as auction agents in the

S-17

auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the Calamos Notes.
Risks
     Auction Risk. You may not be able to sell your Calamos Notes at an Auction if the Auction fails; that is, if there are more Calamos Notes offered for sale than there are buyers for those Calamos Notes. Also, if you place hold orders (orders to retain Calamos Notes) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Calamos Notes. Finally, if you buy Calamos Notes or elect to retain Calamos Notes without specifying a rate below which you would not wish to buy or continue to hold those Calamos Notes, and the Auction sets a below-market rate, you may receive a lower rate of return on your Calamos Notes than the market rate.
     Secondary Market Risk. If you try to sell your Calamos Notes between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share. Broker-Dealers that maintain a secondary trading market for Calamos Notes are not required to maintain that market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Calamos Notes are not listed on a stock exchange or quoted on the Nasdaq stock market. You may transfer shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund’s auction agent, The Bank of New York, and the Fund or such other persons as the Fund permits. If you sell your Calamos Notes to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.
     Ratings and Asset Coverage Risk. Although it is expected that Fitch will assign a rating of “___” to the Calamos Notes and S&P will assign a rating of “___” to the Calamos Notes, such ratings do not eliminate or necessarily mitigate the risks of investing in Calamos Notes. Fitch or S&P could downgrade its rating of the Calamos Notes or withdraw its rating of the Calamos Notes at any time, which may make your shares less liquid at an auction or in the secondary market. If Fitch or S&P downgrades the Calamos Notes, the Fund may alter its portfolio or redeem Calamos Notes in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under “Description of Calamos Notes—Rating Agency Guidelines,” the Fund will be required to redeem a sufficient number of Calamos Notes in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Calamos Notes at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Calamos Notes under certain circumstances in order to meet asset maintenance tests. Although a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Calamos Notes voting as a separate class as discussed under “Description of the Calamos Notes—Voting Rights,” a sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Calamos Notes, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under “Description of Calamos Notes—

S-18

Rating Agency Guidelines.” See “Description of Calamos Notes—Rating Agency Guidelines” for a description of the asset maintenance tests the Fund must meet.

S-19

UNDERWRITING
[TO BE ADDED BY UNDERWRITERS AT TIME OF OFFERING]
WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended ___, 200___. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, Washington, D.C. 20549-0102. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-8090.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.
LEGAL MATTERS
     ___(“___”), ___, ___, serves as counsel to the Fund and to the non-interested Trustees. Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, which is serving as our special counsel in connection with the offering under this prospectus supplement and accompanying prospectus. Certain legal matters in connection with the securities offered hereby will be passed upon for us by ______. Vedder Price is also counsel to Calamos. Vedder Price may rely on the opinion of ___, ___, ___, on certain matters of Delaware law. ___, ___, ___, is serving as counsel to the underwriters.

S-20

[UNAUDITED] FINANCIAL STATEMENTS AS OF ________, 200__

F-1

$_________
Calamos Strategic Total Return Fund
Auction Rate Senior Notes (“Calamos Notes”)
$___Series ___Due ___, 20___

PROSPECTUS SUPPLEMENT
___, 20___

[Underwriter]

SUBJECT TO COMPLETION, DATED MARCH 7, 2008
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL
THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (“SEC”) IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL
INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT
SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE
OFFER OR SALE IS NOT PERMITTED.
CALAMOS STRATEGIC TOTAL RETURN FUND
STATEMENT OF ADDITIONAL INFORMATION
     Calamos Strategic Total Return Fund (the “Fund”) is a diversified, closed-end management investment company. This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to $350,000,000 aggregate initial offering price of common shares, preferred shares and debt securities in one or more offerings. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated March ____, 2008 and any related prospectus supplement. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing any of the Fund’s securities, and investors should obtain and read the prospectus and any related prospectus supplement prior to purchasing such securities. A copy of the prospectus and any related prospectus supplement may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus and any related prospectus supplement on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus and any related prospectus supplement.
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	S-2
Investment Objective and Policies	S-2
Investment Restrictions	S-22
Management of the Fund	S-24
Portfolio Transactions	S-36
Net Asset Value	S-37
Repurchase of Common Shares	S-37
Federal Income Tax Matters	S-39
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	S-49
Independent Registered Public Accounting Firm	S-49
Additional Information	S-49
Additional Information Concerning the Agreement and Declaration of Trust	S-50
Financial Statements and Report of Independent Auditors/Accountants	F-1
Appendix A – Form of Calamos Strategic Total Return Fund Statement of Preferences of Auction Rate Cumulative Preferred Shares	A-1
Appendix B – Summary of Certain Provisions of the Indenture and Form of Supplemental Indenture	B-1
Appendix B-I – Auction Procedures	B-I-1

Appendix C – Description of Ratings	C-1
This Statement of Additional Information is dated March ____, 2008.

USE OF PROCEEDS
     The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below and in the prospectus. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalitics or in high quality, short-term or long-term debt obligations. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly.
INVESTMENT OBJECTIVE AND POLICIES
     The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, managed assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.
Primary Investments
     Under normal circumstances, the Fund will invest primarily in common and preferred stock, convertible securities and income producing securities such as investment grade and below investment grade debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.
     Calamos will dynamically allocate the Fund’s investments among multiple asset classes, seeking to obtain an appropriate balance of risk and reward through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.
     Calamos analyzes securities for the Fund’s portfolio using an approach that focuses on assessing a total enterprise value before assessing the value of the securities issued by a company. Calamos seeks to assess the value of an issuer’s total enterprise by studying its financial statements, including its balance sheet. Once enterprise value is determined, Calamos seeks to assess the value of the issuer’s different types of securities, taking into account the business risk of the issuer, its competitive position and the seniority of each type of security relative to the rest of the issuer’s capital structure. This approach serves as the basis for the Calamos research team’s design and use of proprietary models which, along with risk management and portfolio construction techniques, assist in determining whether a given security presents an investment opportunity for the Fund.

Equity Securities
     Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has a equity interest. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.
     Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund’s portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer’s call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except incases when dividends are in arrears for a specified number of periods.
     Equity securities of small company and mid cap companies historically have been subject to greater investment risk than those of large companies. The risks generally associated with small and medium-sized companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small and medium-sized company equity securities tend to be more volatile than prices of large company stocks. Further, the prices of small and medium-sized company equity securities are often adversely affected by limited trading volumes and the lack of publicly available information.
High Yield Securities
     The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
     Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.
     Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix C to this Statement of Additional Information for a description of Moody’s and Standard & Poor’s ratings.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.
Distressed Securities
     The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by Standard & Poor’s) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.
Loans
     The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC” or the “Commission”).
     As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by Standard & Poor’s), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
Foreign Securities
     The Fund may invest up to 35% of its managed assets in securities of foreign issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. A foreign issuer is a foreign government or corporation organized under the laws of a foreign country. For these purposes, foreign securities do not include American Depositary Receipts (“ADRs”) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)
     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of non - U.S. withholding or other taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.
     Although the Fund intends to invest primarily in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.
     The Fund may invest in the securities of issuers located in emerging market countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.
Currency Exchange Transactions
     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.
     Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.
     If the Fund enters into a forward contract, the Fund’s custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.
     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.
Synthetic Foreign Money Market Positions
     The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. The Fund currently does not intend to invest a significant amount of its assets in synthetic foreign money market positions.
Debt Obligations of Non-U.S. Governments
     An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar Instruments And Samurai And Yankee Bonds
     The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time

Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Convertible Securities
     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
Synthetic Convertible Securities
     Calamos Advisors, LLC (“Calamos”) may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.
     The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.
Lending of Portfolio Securities
     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Options on Securities, Indexes and Currencies
     The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.
     The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid.
     The Fund may also purchase and sell options on securities indices and other financial indices, which may include purchasing and selling options on stocks, indices, rates, credit spreads or currencies. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
     The Fund will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.
     OTC options entered into by the Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.
     If an option written by the Fund expires, the Fund will generally realize a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid, which may be short-term or long-term depending on the Fund’s holding period for the option.
     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     The Fund will realize a short-term capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will generally realize a short-term capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss, which in each case may be long-term or short-term depending on the Fund’s holding period for the option. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
Risks Associated with Options
     There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market investments, which cannot be assured.
     The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.
     The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. As described more fully in the accompanying prospectus, this results in the potential for net asset value erosion. The Fund may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.
Futures Contracts and Options on Futures Contracts
     The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.
     The success of any futures transaction depends on Calamos correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing net asset value, the Fund will mark-to-market its open futures positions.
     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Risks Associated with Futures
     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.
     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Limitations on Options and Futures
     If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund’s investment objective.
     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.
     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
     The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act (“CEA”) and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Futures Trading Commission regulations in effect from time to time and in accordance with the Fund’s policies.
Warrants
     The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Portfolio Turnover
     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.
Short Sales
     The Fund may attempt to hedge against market risk and to enhance income by selling short “against the box,” that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund’s short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.
     In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.
     A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.
     Short sale transactions of the Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that the Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against the Fund’s position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (and related Treasury Regulations thereunder), may limit the degree to which the Fund is able to enter into short sales and other transactions with similar effects without triggering adverse tax consequences, which limitations might impair the Fund’s ability to achieve its investment objective. See “Federal Income Tax Matters.”
     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open.
Interest Rate Transactions
     In order to seek to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.
     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.
     The Fund may choose or be required to redeem some or all of the preferred shares or prepay any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.
“When-Issued” and Delayed Delivery Securities and Reverse Repurchase Agreements
     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.
     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
     At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid securities (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.
Illiquid Securities
     The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission’s standard applicable to investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit on investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
     The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.
Temporary Defensive Investments
     The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted in securities with remaining maturities of less than one year, cash equivalents or cash. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

Repurchase Agreements
     As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
Real Estate Investment Funds (“REITs”) and Associated Risk Factors
     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not subject to federal income tax on income and gains distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.
Other Investment Companies
     The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.
     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
INVESTMENT RESTRICTIONS
     The following are the Fund’s fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). As long as preferred shares are outstanding, the investment restrictions can not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.
     The Fund may not:
(1)	Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder.

(2)	Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder.

(3)	Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

(4)	Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder.

(5)	Invest in physical commodities or contracts relating to physical commodities.

(6)	Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

(7)	Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the Commission thereunder.

(8)	Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the Commission thereunder.
     All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.
     Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value plus any senior securities representing indebtedness. Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Additionally, currently under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
     Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ qualifying shares.
     Currently, under interpretive positions of the SEC, the Fund may not have on loan at any time securities representing more than one third of its total assets.
     Currently under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
     Currently, the Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry.
     Currently under the 1940 Act, a “diversified company” means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.
     Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations, however, do not apply to the purchase of shares of money market funds. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
     In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Fund’s investments will be limited by both an income and an asset test. See “Federal Income Tax Matters.”
     As a non-fundamental policy, the Fund may not issue preferred shares, borrow money or issue debt securities in an aggregate amount exceeding 38% of the Fund’s total assets.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Fund’s Board of Trustees provides broad oversight over the Fund’s affairs. The officers of the Fund are responsible for the Fund’s operations. The Fund’s Trustees and officers are listed below, together with their age, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of other investment companies (17 U. S. registered investment portfolios) for which Calamos serves as investment adviser (collectively, the “Calamos Funds”). The address for all Independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.
Trustees Who Are Interested Persons of the Fund:

	Position(s) with		Principal Occupation(s) and Other
Name and Age	Fund	Portfolios Overseen	Directorships
John P. Calamos, Sr., 67*	Trustee and President	19
Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees Who Are Not Interested Persons of the Fund:

	Position(s) with		Principal Occupation(s) and Other
Name and Age	Fund	Portfolios Overseen	Directorships
Joe F. Hanauer, 70	Trustee (since inception)	19
Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc. (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 57	Trustee (since inception)	19	Of Counsel, Partner, Freeborn & Peters (law firm)

John E. Neal, 57	Trustee (since inception)	19
Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)

William R. Rybak, 56	Trustee (since inception)	19
Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC and JNLNY Variable Fund I LLC**

Stephen B. Timbers, 63	Trustee (since inception)	19
Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N. A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; formerly, Director, Northern Trust Securities, Inc.

David D. Tripple, 63	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**	Overseeing 94 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.
     The address of the Trustees is 2020 Calamos Court, Naperville, Illinois 60563.

     Officers. The preceding table gives information about Mr. John Calamos, who is president of the Fund. The following table sets forth each other officer’s name and age as of the date of this statement of additional information, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s) and
Name and Age	Position(s) with Fund	Other Directorships
Nimish S. Bhatt, 44	Vice President and Chief Financial Officer (since 2008)
Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Treasurer of the Fund (2004-2008); Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 46	Vice President (since inception)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 52	Vice President (since inception)	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (2001-2005)

Cheryl L. Hampton, 38	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999 – 2007)

Stathy Darcy, 41	Secretary (since 2007)	Vice President and Associate Counsel, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 56	Chief Compliance Officer (since 2005)
Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)

     The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.
     The Fund’s Board of Trustees consists of seven members. In accordance with the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of John P. Calamos, Weston W. Marsh and William R. Rybak will expire at the annual meeting of shareholders in 2008. The terms of Joe F. Hanauer, John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2009. The term of Stephen B. Timbers will expire at the annual meeting of shareholders in 2010. Messrs. Rybak and Timbers are the Trustees who represent the holders of preferred shares. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.
     Committees of the Board of Trustees. The Fund’s Board of Trustees currently has four standing committees:
     Executive Committee. Messrs. John Calamos and Stephen B. Timbers are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions.
     Audit Committee. Stephen B. Timbers, Joe F. Hanauer, John E. Neal, William R. Rybak, Weston W. Marsh and David D. Tripple, each a non-interested Trustee, serve on the Audit Committee.

The Audit Committee approves the selection of the independent auditors to the Trustees, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Fund’s audit, determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s annual report and responds to other matters deemed appropriate by the Board of Trustees.
     Governance Committee. Stephen B. Timbers, Joe F. Hanauer, John E. Neal, William R. Rybak, Weston W. Marsh and David D. Tripple, each a non-interested Trustee, serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee make recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. The Governance Committee will consider shareholder recommendations regarding potential candidates for nomination as Trustees properly submitted to the Governance Committee for its consideration. A Fund shareholder who wishes to nominate a candidate to the Fund’s Board of Trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:
•	the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Fund, if elected;

•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the Governance Committee in evaluating the candidate.
     The Governance Committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a Trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of a written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. During periods when the Governance Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the Governance Committee may dispose of the shareholder recommendation.
     Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.
     Valuation Committee. David D. Tripple, Stephen B. Timbers and Weston W. Marsh, each a non-interested Trustee, serve on the Valuation Committee. The Valuation Committee oversees the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.
     In addition to the above committees, there is a Board of Trustees directed pricing committee comprised of officers of the Fund and employees of Calamos.
     The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal year ended October 31, 2007.

Number of Meetings During Fiscal Year Ended October 31, 2007
Board of Trustees	6
Executive Committee	0
Audit Committee	5
Governance Committee	2
Dividend Committee	0
Valuation Committee	3
     The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
     Compensation of Officers and Trustees. The Fund pays no salaries or compensation to any of its officers or to the Trustees who are affiliated persons of Calamos. The following table sets forth certain information with respect to the compensation paid to each Trustee by the Fund and the Calamos Fund Complex as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Calamos Fund Complex as a group is for the [calendar year ended December 31, 2006].

	Estimated Aggregate	Total Compensation From
Name of Trustee	Compensation From Fund	Calamos Fund Complex(1)*
John P. Calamos, Sr.	$0	$0
Joe F. Hanauer	$11,795	$131,000
Weston W. Marsh	$13,173	$146,000
John E. Neal	$13,909	$154,000
William R. Rybak	$12,989	$144,000
Steve B. Timbers	$16,853	$186,000
David D. Tripple	$14,093	$156,000

(1)	Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust selected by the Trustee.

*	The Calamos Fund Complex consists of seven investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Global Dynamic Income Fund and Calamos Global Total Return Fund.
     The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a Trustee who is not an “interested person” of Calamos and who has elected to participate in the Plan (“participating Trustees”) may defer receipt of all or a portion of his compensation from Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating Trustee is credited to Trustee’s deferral account as of the business day such compensation would have been paid to the Trustee. The value of a Trustee’s deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the portfolios of Calamos Investment Trust as designated by the Trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the Trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to the Trustee’s beneficiaries.
     Ownership of Shares of the Fund and Other Calamos Funds. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2007. The value of the shares held, are stated in ranges in accordance with the requirements of the Commission. The table reflects the Trustee’s beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the Commission.

Aggregate Dollar Range of Equity
Securities in all Registered
	Dollar Range of Equity	Investment Companies in the
Name of Trustee	Securities in the Fund	Calamos Funds
Interested Trustees:
John P. Calamos	Over $100,000	Over $100,000

Non-Interested Trustees:
Joe F. Hanauer	None	Over $100,000
Weston W. Marsh	$50,001—100,000	Over $100,000
John E. Neal	Over $100,000	Over $100,000
William Rybak	None	Over $100,000
Stephen B. Timbers	Over $100,000	Over $100,000
David D. Tripple	$50,001—100,000	Over $100,000
     Code of Ethics. The Fund and Calamos have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. Text only versions of the code of ethics can be viewed online or downloaded from the EDGAR Database on the Commission’s internet web site at www.sec.gov. You may review and copy the code of ethics by visiting the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
     Proxy Voting Procedures. The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees’ general oversight. The Fund expects Calamos to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.
     The following is a summary of the Policies used by Calamos in voting proxies.
     To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.
     In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.
     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.
     Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.
     The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.
     You may obtain a copy a Calamos’ Policies by calling 800.582.6959, by visiting the Fund’s website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission’s website at www.sec.gov.

Investment Adviser and Investment Management Agreement
     Subject to the overall authority of the board of trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (iii) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund’s registration statement on Form N-2 and semi-annual reports on Form N-SAR and Form N-CSR; (iv) overseeing the tabulation of proxies by the Fund’s transfer agent; (v) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund; (xii) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (xiii) reviewing the Fund’s bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.
     Under the investment management agreement, the Fund pays Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of managed assets. Because the management fee paid to Calamos is based upon a percentage of the Fund’s managed assets, the fee paid to Calamos is higher when the Fund is leveraged; thus, Calamos will have an incentive to use leverage.
     Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the New York Stock Exchange or any other national stock exchange.
      For the fiscal years ended October 31, 2004, October 31, 2005, October 31, 2006, and October 31, 2007, the Fund paid $17,903,542, $33,816,296, $34,049,644, and $35,897,921, respectively, in advisory fees.
     The investment management agreement had an initial term ending August 1, 2005 and continues in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.
     A discussion regarding the basis for the Board of Trustees’ decision to approve the renewal of the Investment Management Agreement is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2007.
     The use of the name “Calamos” in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change the names to remove those references if Calamos ceases to act as investment adviser to the Fund.
Portfolio Managers
     Calamos employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the “Co-CIOs”), senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John P. Calamos, Sr., Co-CIO of Calamos, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes, Nick P. Calamos, Co-CIO of Calamos, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts, and Matthew Toms is

Director of Fixed Income. The Co-CIOs, directors and senior strategy analysts are referred to collectively as “Team Leaders.”
     The Team Leaders also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below:
     The Fund’s Team Leaders are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

Number of Other Accounts Managed and Assets by Account Type as of October 31, 2007*
	Registered Investment		Other Pooled Investment
Portfolio Manager	Companies		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos	22	$35,149,492,739	4	$297,610,723	22,371	$11,308,779,683
Nick P. Calamos	22	$35,149,492,739	4	$297,610,723	22,371	$11,308,779,683
John P. Calamos, Jr.	20	$34,678,281,091	4	$297,610,723	22,371	$11,308,779,683
John Hillenbrand	19	$33,129,883,529	3	$242,155,204	22,371	$11,308,779,683
Steve Klouda	19	$33,129,883,529	3	$242,155,204	22,371	$11,308,779,683
Jeff Scudieri	19	$33,129,883,529	3	$242,155,204	22,371	$11,308,779,683
Jon Vacko	19	$33,129,883,529	3	$242,155,204	22,371	$11,308,779,683

Number of Accounts Managed and Assets for Which Advisory Fee is Performance Based as of October 31, 2007*
	Registered Investment		Other Pooled Investment
Portfolio Manager	Companies		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos	1	$565,845,779	2	$148,730,762	0	—
Nick P. Calamos	1	$565,845,779	2	$148,730,762	0	—
John P. Calamos, Jr.	1	$565,845,779	2	$148,730,762	0	—
John Hillenbrand	1	$565,845,779	1	$93,275,243	0	—
Steve Klouda	1	$565,845,779	1	$93,275,243	0	—
Jeff Scudieri	1	$565,845,779	1	$93,275,243	0	—
Jon Vacko	1	$565,845,779	1	$93,275,243	0	—

*	Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have beneficial or pecuniary interest because no advisory relationship exists with Calamos or any of its affiliates.

**	Matthew Toms joined Calamos in March 2007 and information regarding the number of accounts managed by Mr. Toms is not yet available.
     Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Fund and another account and allocation aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given

Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.
     The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to under-realized appreciation as well as realized gains in the client’s account.
     As of October 31, 2007, Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Asset Management, Inc. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. For example, the discretionary target bonus for a Team Leader who earns $100,000 would range from $300,000 to $600,000 and the Team Leader's maximum annual bonus opportunity would range from $450,000 to $900,000. Also, due to the ownership and executive management positions with Calamos and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2007, the additional corporate objectives were: marketing effectiveness, as measured by redemption rate compared to an absolute target; advisory fee revenues, measured by growth in revenues; operating efficiencies, as measured by operating margin percentage compared to a ranking of the top operating margins of companies in the industry; and stock price performance.
     As of October 31, 2007, John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko, and, as of March 2007, Matthew Toms, receive all of their compensation from Calamos. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.
     The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos.
     All Team Leaders are eligible to receive annual equity awards under a long-term incentive compensation program. With respect to John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr., the target annual equity awards are set at a percentage of base salary. With respect to John Hillenbrand, Steve Klouda, Jeff Scudieri, Matthew Toms and Jon Vacko, the target annual equity awards are each set at a percentage of the respective base salaries.

     Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.
     At October 31, 2007, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1a(a)(2) under the 1934 Act) shares of the Fund having value within the indicated dollar ranges.

Fund
John P. Calamos	Over $100,000
Nick P. Calamos	Over $100,000
John P. Calamos, Jr.	None
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Matthew Toms	None
Jon Vacko	None
Fund Accountant
     Under the arrangements with State Street Bank and Trust Company (“State Street”) to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”). For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). State Street receives a fee at the annual rate of 0.009% for the first $5.0 billion of Combined Assets, 0.0075% for the next $5.0 billion of Combined Assets, 0.005% for the next $5.0 billion of Combined Assets and 0.0035% for the Combined Assets in excess of $15.0 billion. Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund.
     Calamos, and not State Street, will provide the following financial accounting services to Calamos Funds: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the funds in accordance with rules and regulations of the Commission; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of each fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; calculate trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for Board members and service providers. For providing those financial accounting services, Calamos will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of the average daily net assets of the Calamos Funds; 0.0150% on the next $1 billion of the average daily net assets of the Calamos Funds; and 0.0110% on the average daily net assets of the Calamos Funds above $2 billion (“financial accounting service fee”). Each fund of the

Calamos Funds will pay its pro-rata share of the financial accounting service fee payable to Calamos based on relative managed assets of each fund.
PORTFOLIO TRANSACTIONS
     Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
     In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.
     The Trustees have determined that portfolio transactions for the Fund may be executed through CFS an affiliate of Calamos, if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.
     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the Trustees may determine, Calamos may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.
     In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos’ own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), Calamos may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker- dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.
     The Fund paid $0, $0, $0, and $0 in aggregate brokerage commissions for the fiscal years ended October 31, 2004, October 31, 2005, October 31, 2006, and October 31, 2007, including $0, $0, $0, and $0 to CFS, which represented 0%, 0%, $0, and 0% of the Fund’s aggregate brokerage fees paid for the respective fiscal year, and 0%, 0%, 0%, and 0% of the Fund’s aggregate dollar amount of transactions involving brokerage commissions for the respective fiscal year.

Portfolio Turnover
     Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal years ended October 31, 2004, October 31, 2005, October 31, 2006, and October 31, 2007, the portfolio turnover rate was 11%, 71%, 48%, and 48%, respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Federal Income Tax Matters.”
NET ASSET VALUE
     Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.
     The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”), as determined by NASDAQ, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by the Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the New York Stock Exchange. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the New York Stock Exchange, whichever is earlier. If market prices are not readily available or the Fund’s valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value as determined by the Board of Trustees or a committee thereof, subject to the Board of Trustees’ responsibility for any such valuation.

REPURCHASE OF COMMON SHARES
     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Fund of its common shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.
     Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
FEDERAL INCOME TAX MATTERS
     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of the Fund’s securities. This discussion only addresses certain U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, regulated investment companies, insurance companies, brokers and dealers in securities or foreign currencies, certain securities traders, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.
     Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Federal Income Taxation of the Fund
     The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, less certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over the sum of net short-term capital loss and any capital loss carryforward), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain.
     If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010 under Section 1(h)(11) of the Code, as described below.
     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income for a calendar year and its capital gains for the one-year period generally ending on October 31 of such calendar year if it fails to meet certain distribution requirements with respect to that year. The Fund intends to make distributions in a timely manner and in an amount sufficient to avoid such tax and accordingly does not expect to be subject to this excise tax.
     In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in (i) above (each, a “Qualified Publicly Traded Partnership”) (the “90% income test”). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships other than Qualified Publicly Traded Partnerships) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in certain such entities.
     In addition to the 90% income test, the Fund must also diversify its holdings (the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more Qualified Publicly Traded Partnerships.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.
     If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments held for the production of such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment as ordinary income of associated gains on the sale of the investment. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Tax elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its U.S. federal income tax liability or maximize its return from these investments.
     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
     The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. Such market discount will not constitute qualified dividend income.
     The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The U.S. federal income tax laws are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.
     The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, swaps and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument, swap or other similar investment, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.
     The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.
     The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
Common Shares and Preferred Shares
     Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions on common shares will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the “Dividend Reinvestment Plan”). For U.S. federal income tax purposes, dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.
     Distributions of investment company taxable income (determined without regard to the deduction for dividends paid), which includes dividends, taxable interest, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are, except as discussed below, taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation under Section 1(h)(11) of the Code that applies to qualified dividend income received by noncorporate shareholders. For taxable years beginning on or before December 31, 2010, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible for treatment as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund for the dividends received by the shareholder to be eligible for such treatment. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective for taxable years beginning on or after December 31, 2010. Thereafter, unless Congress enacts legislation providing otherwise, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary federal income tax rates, which reach a current maximum rate of 35%. Distributions of net capital gain, if any, are taxable as long term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.
     If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.
     At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.
     Preferred Share Distributions. Under present law and based in part on the fact that there is no express or implied agreement between or among a broker-dealer or any other party, and the Fund or any owners of preferred shares, that the broker-dealer or any other party will guarantee or otherwise arrange to ensure that an owner of preferred shares will be able to sell his or her shares, it is anticipated that the preferred shares will constitute stock of the Fund for federal income tax purposes, and thus distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Except in the case of net capital gain distributions, such dividends generally will be taxable at ordinary income tax rates to holders of preferred shares but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code and the reduced rates of federal income taxation that apply to qualified dividend income received by noncorporate shareholders under Section 1(h)(11) of the Code. Distributions designated by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.
     The character of the Fund’s income will not affect the amount of dividends to which the holders of preferred shares are entitled to receive. Holders of preferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, however, the IRS requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the common shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income), in accordance with each class’ proportionate share of the total dividends paid to both classes. Thus, each year the Fund will designate dividends qualifying for the corporate dividends received deduction, qualified dividend income, ordinary income and net capital gains in a manner that allocates such income between the preferred shares and common shares in proportion to the total dividends made to each class with respect to such taxable year, or otherwise as required by applicable law. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income. However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment. Each shareholder will be notified of the allocation within 60 days after the end of the year.
     Although the Fund is required to distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid), the Fund is not required to distribute net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gain”). Please see the discussion above on undistributed capital gains. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the preferred shares for U.S. federal income tax purposes. Until and unless the Fund receives acceptable guidance from the IRS or an opinion of counsel as to the allocation of the net undistributed capital gain between the common shares and the preferred shares, the Fund intends to distribute its net capital gain for any year during which it has preferred shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of preferred shares are entitled.
     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder’s basis in the shares and, after the adjusted basis is reduced to zero, will be treated as capital gain to a shareholder who holds such shares as a capital asset.
     If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.
     Sales of Fund Shares. Sales and other dispositions of the Fund’s shares are taxable events for shareholders that are subject to federal income tax. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of sale, the gain or loss will generally be a long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, a short-term capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all of the shares (common and preferred) actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any common or preferred shares of the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied.
     Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.
     Federal Income Tax Withholding. Federal law requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable.
     Other Matters. Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for a shareholder who is an individual, S corporation or trust or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
     The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ON THESE MATTERS AND ON ANY SPECIFIC QUESTION OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS BEFORE MAKING AN INVESTMENT IN THE FUND.
Debt Securities
     Under present law, it is anticipated that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.
     Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.
     Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.
     Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after December 31, 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

     If you purchase debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.
     You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.
     Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.
     We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
     Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) you satisfy the certification requirements described below.
     To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
     Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
     Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
     The Fund’s securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is also The Bank of New York.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606, serves as our independent registered public accounting firm. Deloitte & Touche LLP provides audit and audit-related services, and consultation in connection with the review of our filing with the SEC.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the securities offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus, prospectus supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the securities offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus, prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.
ADDITIONAL INFORMATION CONCERNING THE AGREEMENT
AND DECLARATION OF TRUST
     The Fund’s Agreement and Declaration of Trust provides that the Fund’s Trustees shall have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. The Fund has no present intention of relying on this provision of the Agreement and Declaration of Trust and would only do so if consistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of CALAMOS Strategic Total Return Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of October 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
December 14, 2007

Statement of Assets and Liabilities

October 31, 2007

ASSETS
Investments, at value* (cost $3,633,366,816)	$4,012,939,878
Investments in affiliated fund (cost $85,775,441)	85,775,441
Cash with custodian (interest bearing)	1,871
Restricted cash for open options (interest bearing)	150,000
Foreign currency (cost $26)	26
Accrued interest and dividends receivable	34,760,770
Unrealized appreciation on interest rate swaps	607,322
Prepaid expenses	85,462
Other assets	84,753

Total assets	4,134,405,523

LIABILITIES
Cash collateral for securities on loan	399,080,000
Payables:
Investments purchased	35,735,670
Affiliates:
Investment advisory fees	3,101,565
Financial accounting fees	35,344
Deferred compensation to Trustees	84,753
Trustee fees and officer compensation	2,540
Accounts payable and accrued liabilities	499,908

Total liabilities	438,539,780

PREFERRED SHARES

$25,000 liquidation value per share applicable to 43,200 shares, including dividends payable	1,080,853,711

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,615,012,032

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$2,200,733,859
Undistributed net Investment income (loss)	(5,921,060)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions, and interest rate swaps	39,936,381
Net unrealized appreciation (depreciation) on investments, written options, foreign currency translations,and interest rate swaps	380,262,852

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,615,012,032

Net asset value per common share based on 154,514,000 shares issued and outstanding	$16.92

*	Including securities on loan with a value of $391,072,384.
See accompanying Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2007

INVESTMENT INCOME
Interest	$97,513,547
Dividends (net of foreign taxes withheld of $293,568)	73,967,913
Dividends from affiliates	1,201,461
Securities lending income	777,613

Total investment income	173,460,534

EXPENSES
Investment advisory fees	35,897,921
Financial accounting fees	406,251
Auction agent and rating agency fees	2,768,892
Printing and mailing fees	397,857
Audit and legal fees	213,430
Accounting fees	189,728
Registration fees	136,765
Trustees’ fees and officer compensation	101,035
Custodian fees	117,244
Transfer agent fees	33,124
Investor support services	145,385
Other	170,987

Total expenses	40,578,619
Less expense reductions	(100,277)

Net expenses	40,478,342

NET INVESTMENT INCOME(LOSS)	132,982,192

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	132,614,714
Written options	(3,608,492)

Foreign currency transactions	511,288
Interest rate swaps	3,796,913

Change in net unrealized appreciation/depreciation on:
Investments	163,383,536
Foreign currency translations	60,298
Interest rate swaps	(4,101,678)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS	292,656,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	425,638,771

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(49,014,744)
Capital gains	(8,462,889)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$368,161,138

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,
	2007	2006

OPERATIONS
Net investment income (loss)	$132,982,192	$137,603,943
Net realized gain (loss) from investments, written options, foreign currency transactions and interest rate swaps	133,314,423	82,747,989
Change in net unrealized appreciation/depreciation on investments, written options, foreign currency translations and interest rate swaps	159,342,156	204,396,753
Distributions to preferred shareholders from:
Net investment income	(49,014,744)	(50,773,343)
Capital gains	(8,462,889)	—

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	368,161,138	373,975,342

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(156,383,628)	(118,970,833)
Capital gains	(24,397,762)	(58,720,277)

Net decrease in net assets from distributions to common shareholders	(180,781,390)	(177,691,110)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	187,379,748	196,284,232

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$2,427,632,284	$2,231,348,052

End of year	2,615,012,032	2,427,632,284

Undistributed net investment income (loss)	$(5,921,060)	$(851,765)
See accompanying Notes to Financial Statements.

Notes to Financial Statements
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities.
Portfolio Valuation. Calamos Advisors LLC, the Fund’s investment adviser (“Calamos Advisors”), oversees the valuation of the Fund’s portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, below investment grade bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Notes to Financial Statements
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of October 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the net assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.

Notes to Financial Statements
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements, and their disclosures and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2007, the total advisory fee waived pursuant to such agreement was $46,889 and is included in the statement of operations under the caption “Less expense reduction”.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on the Fund’s respective managed assets and/or net assets used in calculating the fee.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

Notes to Financial Statements
Included in the statement of operations under the caption “Less expense reduction” are expense offsets of $53,388, arising from credits on cash balances maintained on deposit with the Fund’s custodian.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $84,753 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2007.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the year ended October 31, 2007 were as follows:

Purchases	$1,694,495,392
Proceeds from sales	$1,885,251,237
The following information is presented on a Federal income tax basis as of October 31, 2007. Differences between the cost basis under U.S. generally accepted accounting principals and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at October 31, 2007 was as follows:

Gross basis of investments	$3,718,954,572

Gross unrealized appreciation	511,139,456
Gross unrealized depreciation	(131,378,709)

Net unrealized appreciation (depreciation)	$379,760,747

NOTE 4 – INCOME TAXES
For the year ended October 31, 2007, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income (loss)	67,346,885
Accumulated net realized gain/(loss) on investments, written options, foreign currency transactions and interest rate swaps	(67,346,885)
Distributions during the fiscal year ended October 31, 2006 and October 31, 2007 were characterized for Federal income tax purposes as follows:

	2007	2006

Distributions paid from:
Ordinary income	$205,423,749	$216,951,537
Long-term capital gains	32,860,651	15,065,115

Notes to Financial Statements
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$845,208
Undistributed capital gains	34,032,862

Total undistributed earnings	34,878,070
Accumulated capital and other losses	—
Net unrealized gains/(losses)	380,328,231

Total accumulated earnings/(losses)	415,206,301
Other	(928,128)
Paid-in capital	2,200,733,859

Net assets applicable to common shareholders	$2,615,012,032

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at October 31, 2007. Calamos Advisors owned 18,101 of the outstanding shares at October 31, 2007. Transactions in common shares were as follows:

	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2006

Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—

Ending shares	154,514,000	154,514,000

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2007.
NOTE 7 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 43,200 shares of Preferred Shares outstanding consist of seven series, 7,040 shares of M, 7,040 shares of TU, 7,040 shares of W, 7,040 shares of TH, 7,040 shares of F, 4,000 shares of A, and 4,000 shares of B. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.70% to 6.70% for the year ended October 31, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

Notes to Financial Statements
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
NOTE 8 – INTEREST RATE TRANSACTIONS
The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.
Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in additional to redeeming all or some of the Preferred Shares.
As of October 31, 2007, the Fund had outstanding swaps agreements as listed below.

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

Citibank, N.A.	4.34% monthly	1 month LIBOR	6/4/2009	200,000,000	$607,322

NOTE 9 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the fiscal year ended October, 31, 2007, the Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2006	—	$—
Options written	11,850	2,673,638
Options closed	(11,347)	(2,599,445)
Options expired	—	—
Options exercised	(503)	(74,193)

Options outstanding at October 31, 2007	—	$—

NOTE 10 – SECURITIES LENDING
For the fiscal year ended October 31, 2007, the Fund loaned one or more of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the

Notes to Financial Statements
collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Fund lends securities. At October 31, 2007, the Fund had securities valued at $391,072,384 on loan to broker-dealers and banks and $399,080,000 in cash or cash equivalent collateral.
NOTE 11 – SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

				March 26, 2004*
				through
	For the Year Ended October 31,			October 31,
	2007	2006	2005	2004
Net asset value, beginning of period	$15.71	$14.44	$14.23	$14.32 (a)
Income from investment operations:
Net investment income (loss)	0.86 **	0.89	0.93	0.51
Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	1.89	1.86	0.48	(0.09)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.32)	(0.33)	(0.21)	(0.06)
Capital gains (common share equivalent basis)	(0.05)	—	—	—

Total from investment operations	2.38	2.42	1.20	0.36

Less distributions to common shareholders from:
Net investment income	(1.01)	(0.77)	(0.71)	(0.37)
Capital gains	(0.16)	(0.38)	(0.28)	—
Capital charge resulting from issuance of common and preferred shares	—	—	—	(0.08)
Net asset value, end of period	$16.92	$15.71	$14.44	$14.23
Market value, end of period	$14.70	$14.91	$13.71	$13.34
Total investment return based on(b):
Net asset value	16.33%	18.03%	8.95%	2.10%
Market value	6.49%	17.99%	10.35%	(8.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$2,615,012	$2,427,632	$2,231,348	$2,199,229
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$1,080,000	$1,080,000	$1,080,000	$1,080,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)	1.61%	1.66%	1.67%	1.61%
Gross expenses	1.62%	1.66%	—	—
Net investment income (loss)(c)(d)	5.30%	5.92%	6.25%	6.27%
Preferred share distributions from net investment income(c)	1.95%	2.18%	1.40%	0.67%
Net investment income (loss), net of preferred share distributions from net investment income(c)	3.35%	3.74%	4.85%	5.60%
Portfolio turnover rate	48%	48%	71%	11%
Average commission rate paid	$0.0283	$0.0342	$0.0381	$0.0197
Asset coverage per preferred share, at end of period(e)	$85,552	$81,216	$76,667	$75,916

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to the shareholders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (23.9%)
	Consumer Discretionary (8.1%)
$3,436,000	Asbury Automotive Group, Inc. 8.000%, 03/15/14	$3,367,280
3,436,000	Boyd Gaming Corp. 7.750%, 12/15/12	3,556,260
	D.R. Horton, Inc.
2,061,000	8.000%, 02/01/09	2,033,801
1,374,000	9.750%, 09/15/10	1,349,157
6,356,000	DIRECTV Financing Company, Inc. 8.375%, 03/15/13	6,673,800
10,651,000	EchoStar DBS Corp. 7.125%, 02/01/16	11,183,550
14,430,000	Expedia, Inc. 7.456%, 08/15/18	14,916,190
29,548,000	Ford Motor Company^ 9.875%, 08/10/11	29,526,046
10,307,000	General Motors Corp.^ 7.200%, 01/15/11	9,894,720
13,743,000	Goodyear Tire & Rubber Company 7.857%, 08/15/11	14,292,720
5,841,000	Group 1 Automotive, Inc.^ 8.250%, 08/15/13	5,870,205
11,682,000	Hanes Brands, Inc.^‡ 8.784%, 12/15/14	11,798,820
6,184,000	Idearc, Inc. 8.000%, 11/15/16	6,230,380
2,886,000	Jarden Corp. 7.500%, 05/01/17	2,756,130
2,228,000	Kellwood Company 7.625%, 10/15/17	1,960,640
5,154,000	Landry’s Restaurant, Inc. 9.500%, 12/15/14	5,186,212
3,436,000	Liberty Media Corp.^ 8.250%, 02/01/30	3,394,837
4,467,000	Mandalay Resort Group^ 7.625%, 07/15/13	4,455,832
8,933,000	Meritage Corp. 7.000%, 05/01/14	7,325,060
3,357,000	MGM Mirage 7.500%, 06/01/16	3,352,804
4,123,000	NCL Holding, ASA 10.625%, 07/15/14	4,195,152
3,436,000	Oxford Industries, Inc. 8.875%, 06/01/11	3,453,180
	Pinnacle Entertainment, Inc.
6,184,000	8.250%, 03/15/12	6,400,440
3,535,000	8.750%, 10/01/13^	3,694,075
5,497,000	Pulte Homes, Inc. 8.125%, 03/01/11	5,330,248
8,933,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	8,486,404
13,056,000	Service Corp. International 6.750%, 04/01/16	12,696,960
3,092,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	3,045,620
3,436,000	Vail Resorts, Inc. 6.750%, 02/15/14	3,410,230
	Warner Music Group
10,342,000	7.375%, 04/15/14	9,230,235
1,718,000	8.125%, 04/15/14	3,268,598

		212,335,586

	Consumer Staples (2.1%)
1,374,000	Alimentation Couche-Tard Inc.^ 7.500%, 12/15/13	1,398,045
5,841,000	Central Garden & Pet Company^ 9.125%, 02/01/13	5,607,360
10,136,000	Chiquita Brands International, Inc.^ 7.500%, 11/01/14	8,869,000
7,902,000	Del Monte Foods Company 8.625%, 12/15/12	8,099,550
7,559,000	NBTY, Inc. 7.125%, 10/01/15	7,521,205
	Pilgrim’s Pride Corp.
8,246,000	8.375%, 05/01/17^	8,349,075
4,123,000	7.625%, 05/01/15	4,164,230
10,307,000	Smithfield Foods, Inc.^ 7.750%, 07/01/17	10,667,745

		54,676,210

	Energy (2.3%)
8,246,000	Arch Western Finance, LLC 6.750%, 07/01/13	8,081,080
	Chesapeake Energy Corp.
4,810,000	6.875%, 01/15/16	4,810,000
2,749,000	7.500%, 06/15/14	2,831,470
2,061,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	2,081,610
4,810,000	Mariner Energy, Inc. 8.000%, 05/15/17	4,773,925
3,436,000	Petrohawk Energy Corp. 7.125%, 04/01/12	3,367,280
7,215,000	Petróleo Brasileiro, SA^ 8.375%, 12/10/18	8,513,700
1,374,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	1,432,569
3,436,000	Superior Energy Services, Inc. 6.875%, 06/01/14	3,350,100
5,188,000	Whiting Petroleum Corp. 7.250%, 05/01/12	5,149,090
13,743,000	Williams Companies, Inc.^ 7.750%, 06/15/31	14,773,725

		59,164,549

See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Financials (2.9%)
	Dow Jones & Company, Inc.^*
$13,743,000	7.500%, 06/29/12
13,743,000	6.750%, 06/29/12	$13,433,782
	E*TRADE Financial Corp.
13,303,000	7.375%, 09/15/13^	12,238,760
7,799,000	7.875%, 12/01/15^	7,175,080
3,711,000	8.000%, 06/15/11	3,544,005
	Leucadia National Corp.
10,307,000	7.000%, 08/15/13	10,100,860
8,686,000	8.125%, 09/15/15	8,805,433
7,215,000	Senior Housing Properties Trust
	8.625%, 01/15/12	7,828,275

		76,422,547

	Health Care (2.2%)
3,436,000	Bio-Rad Laboratories, Inc.
	7.500%, 08/15/13	3,521,900
12,369,000	Community Health Systems, Inc.^*
	8.875%, 07/15/15	12,585,457
1,512,000	DaVita, Inc.
	7.250%, 03/15/15	1,536,570
	HCA, Inc.*
2,405,000	9.125%, 11/15/14	2,495,188
1,031,000	9.250%, 11/15/16	1,087,705
7,559,000	Psychiatric Solutions, Inc.
	7.750%, 07/15/15	7,729,077
12,163,000	Tenet Healthcare Corp.^
	9.250%, 02/01/15	10,764,255
8,933,000	Valeant Pharmaceuticals International
	7.000%, 12/15/11	8,832,504
9,277,000	Vanguard Health Systems, Inc.^
	9.000%, 10/01/14	9,091,460

		57,644,116

	Industrials (0.8%)
1,546,000	Belden CDT, Inc.
	7.000%, 03/15/17	1,576,920
1,374,000	FTI Consulting, Inc.^
	7.625%, 06/15/13	1,422,090
3,436,000	Gardner Denver, Inc.
	8.000%, 05/01/13	3,521,900
3,113,000	H&E Equipment Service, Inc.
	8.375%, 07/15/16	3,035,175
3,951,000	Trinity Industries, Inc.
	6.500%, 03/15/14	3,931,245
3,436,000	WESCO International, Inc.
	7.500%, 10/15/17	3,229,840
3,436,000	Westinghouse Air Brake Technologies Corp.
	6.875%, 07/31/13	3,453,180

		20,170,350

	Information Technology (1.7%)
12,557,000	Advanced Micro Devices, Inc.^
	7.750%, 11/01/12	11,646,617
6,184,000	Amkor Tech, Inc.^
	9.250%, 06/01/16	6,354,060
1,512,000	Avago Technologies^
	11.875%, 12/01/15	1,701,000
5,841,000	Celestica, Inc.^
	7.875%, 07/01/11	5,738,783
11,682,000	Freescale Semiconductor, Inc.
	8.875%, 12/15/14	11,112,503
7,215,000	SunGard Data Systems, Inc.
	9.125%, 08/15/13	7,395,375

		43,948,338

	Materials (1.5%)
2,061,000	Century Aluminum Company
	7.500%, 08/15/14	2,076,458
1,512,000	Gibraltar Industries, Inc.
	8.000%, 12/01/15	1,428,840
	Ineos Group Holdings, PLC
9,277,000	7.875%, 02/15/16	12,430,325
1,718,000	8.500%, 02/15/16^*	1,640,690
2,061,000	P.H. Glatfelter Company
	7.125%, 05/01/16	2,050,695
	Union Carbide Corp.
7,524,000	7.875%, 04/01/23^	7,818,188
5,944,000	7.500%, 06/01/25	5,917,846
5,051,000	Westlake Chemical Corp.
	6.625%, 01/15/16	4,861,588

		38,224,630

	Telecommunication Services (2.0%)
8,933,000	Alamosa Holdings, Inc.^
	8.500%, 01/31/12	9,299,986
12,163,000	Citizens Communications Company
	9.000%, 08/15/31	12,573,501
	Leap Wireless International, Inc.
6,184,000	9.375%, 11/01/14^	6,168,540
6,184,000	9.375%, 11/01/14*	6,168,540
9,984,000	Qwest Communications International, Inc.^
	7.750%, 02/15/31	9,185,280
3,436,000	Syniverse Technologies, Inc.
	7.750%, 08/15/13	3,401,640
6,184,000	Windstream Corp.
	8.625%, 08/01/16	6,647,800

		53,445,287

	Utilities (0.3%)
12,369,000	TXU Corp.^
	6.500%, 11/15/24	9,148,459

	TOTAL CORPORATE BONDS
	(Cost $637,152,610)	625,180,072

See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (19.4%)
	Consumer Discretionary (5.2%)
$16,000,000	Amazon.com, Inc.^
	4.750%, 02/01/09	$19,080,000
40,000,000	Ford Motor Company^
	4.250%, 12/15/36	48,100,000
7,000,00	General Motors Corp.
	6.250% 07/15/33	7,196,000
5,680,000	Liberty Media Corp. (Time Warner)¥
	3.250%, 03/15/31	4,423,300
7,000,000	Punch Taverns Redwood Jersey Company Ltd.
	5.000%, 12/14/10	16,864,579
32,000,000	Walt Disney Company^
	2.125%, 04/15/23	38,920,000

		134,583,879

	Financials (1.6%)
7,000,000	Host Hotels & Resorts, Inc.^*
	2.625%, 04/15/27	6,492,500
35,000,000	Prudential Financial, Inc.^‡
	3.304%, 12/12/36	35,974,750

		42,467,250

	Health Care (1.1%)
26,000,000	Invitrogen Corp.
	3.250%, 06/15/25	29,510,000

	Industrials (2.9%)
32,750,000	L-3 Communications Holdings, Inc.^
	3.000%, 08/01/35	39,791,250
16,000,000	Lockheed Martin Corp.‡
	5.308%, 08/15/33	24,648,000
7,500,000	Quanta Services, Inc.
	3.750%, 04/30/26	11,896,875

		76,336,125

	Information Technology (5.2%)
34,000,000	Intel Corp.^
	2.950%, 12/15/35	36,465,000
35,500,000	Linear Technology Corp.*
	3.000%, 05/01/27	34,035,625
6,540,000	Mentor Graphics Corp.
	6.250%, 03/01/26	7,807,125
32,000,000	VeriSign, Inc.^*
	3.250%, 08/15/37	38,360,000
17,500,000	Vishay Intertechnology, Inc.
	3.625%, 08/01/23	17,653,125

		134,320,875

	Telecommunication Services (0.6%)
17,500,000	NII Holdings, Inc.*
	3.125%, 06/15/12	16,253,125

	Utilities (2.8%)
20,000,000	CenterPoint Energy, Inc.
	3.750%, 05/15/23	30,250,000
5,750,000	International Power, PLC
	3.250%, 07/20/13	11,645,420
8,750,000	Scottish & Southern Energy, PLC
	3.750%, 10/29/09	31,491,671

		73,387,091

	TOTAL CONVERTIBLE BONDS
	(Cost $464,536,554)	506,858,345

SOVEREIGN BONDS (1.4%)
	Consumer Discretionary (1.4%)
12,713,000	Deutschland Republic Treasury
	4.500%, 07/04/09	18,515,749
8,590,000	United Kingdom Treasury
	5.750%, 12/07/09	18,095,136

		36,610,885

	TOTAL SOVEREIGN BONDS
	(Cost $34,941,155)	36,610,885

SYNTHETIC CONVERTIBLE SECURITIES (13.5%)
Corporate Bonds (10.9%)
	Consumer Discretionary (3.7%)
1,564,000	Asbury Automotive Group, Inc.
	8.000%, 03/15/14	1,532,720
1,564,000	Boyd Gaming Corp.
	7.750%, 12/15/12	1,618,740
	D.R.Horton, Inc.
939,000	8.000%, 02/01/09	926,608
626,000	9.750%, 09/15/10	614,681
2,894,000	DIRECTV Financing Company, Inc.
	8.375%, 03/15/13	3,038,700
4,849,000	EchoStar DBS Corp.
	7.125%, 02/01/16	5,091,450
6,570,000	Expedia, Inc.
	7.456%, 08/15/18	6,791,363
13,452,000	Ford Motor Company^
	9.875%, 08/10/11	13,442,005
4,693,000	General Motors Corp.^
	7.200%, 01/15/11	4,505,280
6,257,000	Goodyear Tire & Rubber Company
	7.857%, 08/15/11	6,507,280
2,659,000	Group 1 Automotive, Inc.^
	8.250%, 08/15/13	2,672,295
5,318,000	Hanes Brands, Inc.^‡
	8.784%, 12/15/14	5,371,180
2,816,000	Idearc, Inc.
	8.000%, 11/15/16	2,837,120
See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$1,314,000	Jarden Corp. 7.500%, 05/01/17	$1,254,870
1,015,000	Kellwood Company 7.625%, 10/15/17	893,200
2,346,000	Landry’s Restaurant, Inc. 9.500%, 12/15/14	2,360,663
1,564,000	Liberty Media Corp.^ 8.250%, 02/01/30	1,545,263
2,033,000	Mandalay Resort Group^ 7.625%, 07/15/13	2,027,918
4,067,000	Meritage Corp. 7.000%, 05/01/14	3,334,940
1,528,000	MGM Mirage 7.500%, 06/01/16	1,526,090
1,877,000	NCL Holding, ASA 10.625%, 07/15/14	1,909,848
1,564,000	Oxford Industries, Inc. 8.875%, 06/01/11	1,571,820
2,816,000 1,610,000	Pinnacle Entertainment, Inc. 8.250%, 03/15/12 8.750%, 10/01/13^	2,914,560 1,682,450
2,503,000	Pulte Homes, Inc. 8.125%, 03/01/11	2,427,071
4,067,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	3,863,674
5,944,000	Service Corp. International 6.750%, 04/01/16	5,780,540
1,408,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	1,386,880
1,564,000	Vail Resorts, Inc. 6.750%, 02/15/14	1,552,270
4,708,000 782,000	Warner Music Group 7.375%, 04/15/14 8.125%, 04/15/14	4,201,890 1,487,802

		96,671,171

	Consumer Staples (1.0%)
626,000	Alimentation Couche-Tard Inc.^ 7.500%, 12/15/13	636,955
2,659,000	Central Garden & Pet Company^ 9.125%, 02/01/13	2,552,640
4,614,000	Chiquita Brands International, Inc.^ 7.500%, 11/01/14	4,037,250
3,598,000	Del Monte Foods Company 8.625%, 12/15/12	3,687,950
3,441,000	NBTY, Inc. 7.125%, 10/01/15	3,423,795
3,754,000 1,877,000	Pilgrim’s Pride Corp. 8.375%, 05/01/17^ 7.625%, 05/01/15	3,800,925 1,895,770
4,693,000	Smithfield Foods, Inc.^ 7.750%, 07/01/17	4,857,255

		24,892,540

	Energy (1.0%)
$3,754,000	Arch Western Finance, LLC 6.750%, 07/01/13	$3,678,920
2,190,000 1,251,000	Chesapeake Energy Corp. 6.875%, 01/15/16 7.500%, 06/15/14	2,190,000 1,288,530
939,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	948,390
2,190,000	Mariner Energy, Inc. 8.000%, 05/15/17	2,173,575
1,564,000	Petrohawk Energy Corp. 7.125%, 04/01/12	1,532,720
3,285,000	Petróleo Brasileiro, SA^ 8.375%, 12/10/18	3,876,300
626,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	652,685
1,564,000	Superior Energy Services, Inc. 6.875%, 06/01/14	1,524,900
2,362,000	Whiting Petroleum Corp. 7.250%, 05/01/12	2,344,285
6,257,000	Williams Companies, Inc.^ 7.750%, 06/15/31	6,726,275

		26,936,580

	Financials (1.3%)
6,257,000 6,257,000	Dow Jones & Company, Inc.^* 7.500%, 06/29/12 6.750%, 06/29/12	6,116,217 6,053,647
6,057,000 3,551,000 1,689,000	E*TRADE Financial Corp. 7.375%, 09/15/13^ 7.875%, 12/01/15^ 8.000%, 06/15/11	5,572,440 3,266,920 1,612,995
4,693,000 3,954,000	Leucadia National Corp. 7.000%, 08/15/13 8.125%, 09/15/15	4,599,140 4,008,368
3,285,000	Senior Housing Properties Trust 8.625%, 01/15/12	3,564,225

		34,793,952

	Health Care (1.0%)
1,564,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,603,100
5,631,000	Community Health Systems, Inc.^* 8.875%, 07/15/15	5,729,542
688,000	DaVita, Inc. 7.250%, 03/15/15	699,180
1,095,000 469,000	HCA, Inc.* 9.125%, 11/15/14 9.250%, 11/15/16	1,136,063 494,795
3,441,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	3,518,423
5,537,000	Tenet Healthcare Corp.^ 9.250%, 02/01/15	4,900,245
4,067,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	4,021,246
See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$4,223,000	Vanguard Health Systems, Inc.^ 9.000%, 10/01/14	$4,138,540

		26,241,134

	Industrials (0.3%)
704,000	Belden CDT, Inc. 7.000%, 03/15/17	718,080
626,000	FTI Consulting, Inc.^ 7.625%, 06/15/13	647,910
1,564,000	Gardner Denver, Inc. 8.000%, 05/01/13	1,603,100
1,417,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	1,381,575
1,799,000	Trinity Industries, Inc. 6.500%, 03/15/14	1,790,005
1,564,000	WESCO International, Inc. 7.500%, 10/15/17	1,470,160
1,564,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	1,571,820

		9,182,650

	Information Technology (0.8%)
5,716,000	Advanced Micro Devices, Inc.^ 7.750%, 11/01/12	5,301,590
2,816,000	Amkor Tech, Inc.^ 9.250%, 06/01/16	2,893,440
688,000	Avago Technologies^ 11.875%, 12/01/15	774,000
2,659,000	Celestica, Inc.^ 7.875%, 07/01/11	2,612,468
5,318,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	5,058,747
3,285,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	3,367,125

		20,007,370

	Materials (0.7%)
939,000	Century Aluminum Company 7.500%, 08/15/14	946,042
688,000	Gibraltar Industries, Inc. 8.000%, 12/01/15	650,160
4,223,000 782,000	Ineos Group Holdings, PLC 7.875%, 02/15/16 8.500%, 02/15/16^*	5,658,431 746,810
939,000	P.H. Glatfelter Company 7.125%, 05/01/16	934,305
3,426,000 2,706,000	Union Carbide Corp. 7.875%, 04/01/23^ 7.500%, 06/01/25	3,559,957 2,694,094
2,299,000	Westlake Chemical Corp. 6.625%, 01/15/16	2,212,787

		17,402,586

	Telecommunication Services (0.9%)
4,067,000	Alamosa Holdings, Inc.^ 8.500%, 01/31/12	4,234,080
5,537,000	Citizens Communications Company 9.000%, 08/15/31	5,723,874
2,816,000 2,816,000	Leap Wireless International, Inc. 9.375%, 11/01/14^ 9.375%, 11/01/14*	2,808,960 2,808,960
4,546,000	Qwest Communications International, Inc.^ 7.750%, 02/15/31	4,182,320
1,564,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	1,548,360
2,816,000	Windstream Corp. 8.625%, 08/01/16	3,027,200

		24,333,754

	Utilities (0.2%)
5,631,000	TXU Corp.^ 6.500%, 11/15/24	4,164,845

	TOTAL CORPORATE BONDS	284,626,582

Sovereign Bonds (0.6%)
	Consumer Discretionary (0.6%)
5,787,000	Deutschland Republic Treasury 4.500%, 07/04/09	8,428,431
3,910,000	United Kingdom Treasury 5.750%, 12/07/09	8,236,552

		16,664,983

	TOTAL SOVEREIGN BONDS	16,664,983

NUMBER OF
CONTRACTS		VALUE

Options (2.0%)
	Consumer Discretionary (0.3%)
400 275	Garmin, Ltd.# Call, 01/17/09, Strike $100.00 Call, 01/17/09, Strike $95.00	1,204,000 891,000
2,000	Nike, Inc.# Call, 01/17/09, Strike $55.00	3,230,000
2,200	Omnicom Group, Inc.# Call, 01/17/09, Strike $50.00	1,562,000

		6,887,000

	Consumer Staples (0.0%)
1,250	Kroger Company# Call, 01/17/09, Strike $30.00	506,250

See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

	Energy (0.2%)
780	Schlumberger, Ltd.# Call, 01/17/09, Strike $90.00	$1,591,200
950	Transocean, Inc.# Call, 01/17/09, Strike $100.00	2,850,000

		4,441,200

	Financials (0.1%)
700	Franklin Resources, Inc.# Call, 01/17/09, Strike $125.00	1,771,000
390	Goldman Sachs Group, Inc.# Call, 01/17/09, Strike $220.00	2,334,150

		4,105,150

	Health Care (0.2%)
800	Alcon, Inc.# Call, 01/17/09, Strike $140.00	2,388,000
1,730	Express Scripts, Inc.# Call, 01/17/09, Strike $50.00	3,174,550

		5,562,550

	Industrials (0.1%)
1,400	General Dynamics Corp.# Call, 01/17/09, Strike $75.00	3,108,000

	Information Technology (1.1%)
1,680	Apple Computer, Inc.# Call, 01/17/09, Strike $140.00	11,503,800
2,650	Cisco Systems, Inc.# Call, 01/17/09, Strike $30.00	1,874,875
190	Google, Inc.# Call, 01/17/09, Strike $520.00	4,498,250
570	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	692,550
4,560	Oracle Corp.# Call, 01/17/09, Strike $20.00	2,211,600
960	Research In Motion, Ltd.# Call, 01/17/09, Strike $73.30	5,846,400
2,000	SAP, AG# Call, 01/17/09, Strike $55.00	1,420,000

		28,047,475

	Telecommunication Services (0.0%)
275	America Movil, S.A. de C.V.# Call, 01/17/09, Strike $60.00	380,875
230	NII Holdings, Inc.# Call, 01/17/09, Strike $80.00	129,950

		510,825

	TOTAL OPTIONS	53,168,450

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $338,725,872)	354,460,015

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (10.3%)
	Consumer Discretionary (0.8%)
20,000	Stanley Works‡ 7.145%	21,202,500

	Financials (4.5%)
725,000	Lazard, Ltd. 6.625%	30,631,250
1,600,000	MetLife, Inc. 6.375%	53,632,000
350,000	Washington Mutual, Inc. 5.375%	15,487,500
685,000	XL Capital, Ltd. 7.000%	17,433,250

		117,184,000

	Health Care (2.3%)
220,000	Schering-Plough Corp. 6.000%	58,575,000

	Materials (2.7%)
315,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	53,726,400
2,000	Givaudan SA 5.375%	17,657,113

		71,383,513

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $235,241,094)	268,345,013

COMMON STOCKS (69.6%)
	Consumer Discretionary (4.2%)
400,000	Carnival Corp.	19,192,000
300,000	CBS Corp.^	8,610,000
340,000	Hennes & Mauritz AB	22,718,601
375,000	Mattel, Inc.	7,833,750
375,000	Tupperware Corp.^	13,537,500
450,000	V.F. Corp.^	39,208,500

		111,100,351

	Consumer Staples (12.4%)
320,000	Altria Group, Inc.	23,337,600
350,000	Anheuser-Busch Companies, Inc.	17,948,000
1,300,000	Coca-Cola Company	80,288,000
898,755	General Mills, Inc.	51,885,126
425,000	H. J. Heinz Company^	19,881,500
250,000	Kimberly-Clark Corp.	17,722,500
471,447	Kraft Foods, Inc.	15,751,044
410,000	Procter & Gamble Company	28,503,200
840,000	Reynolds American, Inc.^	54,121,200
450,000	Woolworths, Ltd.	14,103,745

		323,541,915

See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Energy (8.0%)
775,000	Chevron Corp.	$70,920,250
550,000	ConocoPhillips	46,728,000
500,000	Marathon Oil Corp.	29,565,000
238,000	PetroChina Company, Ltd.^	62,498,800

		209,712,050

	Financials (10.4%)
500,000	Bank of America Corp.	24,140,000
1,372,000	Citigroup, Inc.	57,486,800
772,000	Federal National Mortgage Association	44,034,880
600,000	JPMorgan Chase & Company	28,200,000
158,074	Lincoln National Corp.	9,859,075
330,000	Royal Canadian Bank	19,576,775
500,000	U.S. Bancorp	16,580,000
360,000	Wachovia Corp.^	16,462,800
2,000,000	Washington Mutual, Inc.	55,760,000

		272,100,330

	Health Care (13.8%)
525,000	Abbott Laboratories^	28,675,500
925,000	Bristol-Myers Squibb Company	27,740,750
300,000	Eli Lilly and Company	16,245,000
1,600,000	Johnson & Johnson	104,272,000
1,755,000	Merck & Company, Inc.	102,246,300
3,300,000	Pfizer, Inc.	81,213,000

		360,392,550

	Industrials (4.4%)
1,175,000	General Electric Company	48,363,000
480,000	Honeywell International, Inc.	28,996,800
450,000	Masco Corp.^	10,836,000
435,000	Raytheon Company^	27,670,350

		115,866,150

	Information Technology (8.4%)
450,000	Cisco Systems, Inc.#	14,877,000
850,000	Hewlett-Packard Company^	43,928,000
1,337,000	Intel Corp.	35,965,300
1,225,000	Microsoft Corp.	45,092,250
1,250,000	Nokia Corp.^	49,650,000
600,000	Oracle Corp.#	13,302,000
375,000	Paychex, Inc.	15,667,500

		218,482,050

	Telecommunication Services (8.0%)
3,643,450	AT&T, Inc.	152,259,776
1,500,000	BT Group, PLC#	10,195,846
1,039,000	Verizon Communications, Inc.	47,866,730

		210,322,352

	TOTAL COMMON STOCKS (Cost $1,516,214,641)	1,821,517,748

NUMBER OF
CONTRACTS		VALUE

PUT OPTIONS (0.0%)
	Financials (0.0%)
1,930	S & P 500 Index# Put, 12/22/07, Strike $1,350.00 (Cost $7,474,890)	887,800

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (3.3%)
85,775,441	Calamos Government Money Market Fund — Class I Shares 4.110% (Cost $85,775,441)	85,775,441

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (15.3%)
399,080,000	Bank of New York Institutional Cash Reserve Fund current rate 5.158% (Cost $399,080,000)	399,080,000

TOTAL INVESTMENTS (156.7%) (Cost $ 3,719,142,257)		4,098,715,319

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-15.3%)		(399,080,000)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(3,769,576)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-41.3%)		(1,080,853,711)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$2,615,012,032

See accompanying Notes to Schedule of Investments.

Schedule of Investments
OCTOBER 31, 2007
NOTES TO SCHEDULE OF INVESTMENTS
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The interest rate shown is the rate in effect at October 31, 2007.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007 the value of 144A securities that could not be exchanged to the registered form is $118,646,250 or 4.5% of net assets.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

Ω	Investment in an affiliated fund. During the period from November 1, 2006, through October 31, 2007, the fund purchases of $85,775,441, and received $1,201,461 in dividend payments from the Calamos Government Money Market Fund. As of October 31, 2006, the Fund had no holdings of the affiliated fund.
See accompanying Notes to Financial Statements.

APPENDIX A —
FORM OF CALAMOS STRATEGIC TOTAL RETURN FUND
STATEMENT OF PREFERENCES OF
AUCTION RATE CUMULATIVE PREFERRED SHARES (“PREFERRED SHARES”)

A-i

     Calamos Strategic Total Return Fund, a Delaware statutory trust (the “Trust”), certifies that:
     FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of its Agreement and Declaration of Trust (which as hereafter amended, restated and supplemented from time to time, is together with this Statement, the “Declaration”), the Board of Trustees has duly authorized the creation and issuance of, ___ shares of the preferred shares (no par value) and has further classified ___ of such shares as “Series ___ Preferred Shares”, liquidation preference $25,000 per share, ___ of such shares as “Series ___ Preferred Shares”, liquidation preference $25,000 per share, and ___ of such shares as “Series ___ Preferred Shares”, liquidation preference $25,000 per share (each a “Series” of Preferred Shares, and together, the “Preferred Shares”).
     SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Preferred Shares are as follows:
DESIGNATION
     Series ___ Preferred Shares: a Series of ___ Preferred Shares, no par value, liquidation preference $25,000 per share, is hereby designated “Series ___ Preferred Shares” (“Series ___ Preferred Shares”). Each share of Series ___ Preferred Shares shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of ___ and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series ___ Preferred Shares shall constitute a separate Series of Preferred Shares of the Trust.
     Series ___ Preferred Shares: a Series of ___ Preferred Shares, no par value, liquidation preference $25,000 per share, is hereby designated “Series ___ Preferred Shares” (“Series ___ Preferred Shares”). Each share of Series ___ Preferred Shares shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of ___ and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series ___ Preferred Shares shall constitute a separate Series of Preferred Shares of the Trust.
     Series ___ Preferred Shares: a Series of ___ Preferred Shares, no par value, liquidation preference $25,000 per share, is hereby designated “Series ___ Preferred Shares” (“Series ___ Preferred Shares”). Each share of Series ___ Preferred Shares shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of ___ and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series ___ Preferred Shares shall constitute a separate Series of Preferred Shares of the Trust.
     Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trusts of the Trust may, in the future, reclassify additional shares of the Trust’s unissued common shares as preferred shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in this Statement with respect to the additional shares.
     As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I and Section 1 of Part II of this Statement.

PART I: TERMS OF PREFERRED SHARES
     1. Number of Shares; Ranking.
          (a) The initial number of authorized shares constituting the Series ___ Preferred Shares is ___ shares, Series ___ Preferred Shares is ___ shares and Series ___ Preferred Shares is ___ shares. No fractional shares of any Series shall be issued.
          (b) Shares of each Series that at any time have been redeemed or purchased by the Trust shall, after such redemption or purchase, have the status of authorized but unissued preferred shares of beneficial interest.
          (c) Shares of each Series shall rank on a parity with shares of any other Series of preferred shares of the Trust (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled.
          (d) No Holder of shares of any Series shall have, solely by reason of being such a holder, any preemptive exchange, conversion or other right to acquire, purchase or subscribe for any shares of any Series, Common Shares or other securities of the Trust which it may hereafter issue or sell. The Preferred Shares shall not be subject to any sinking fund.
     2. Dividends.
          (a) The Holders of shares of each Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of each Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.
          (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series, as follows:
                    (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and
                    (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.
               (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.
               (iii) The Trust shall pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Trust shall not be required to establish any reserves for the payment of dividends.
               (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were to have been so applied.
               (v) Each dividend on each Series shall be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the share ledger or share records of the Trust on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the share ledger or share records of the Trust on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.
          (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate set forth under “Designation” above. For each subsequent Dividend Period for each Series, the dividend rate shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of that Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). If the Trust has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next Dividend Period will be the same as during the current Dividend Period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held, the dividend rate for the subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.
               (ii) Subject to the cure provisions in Section 2(c)(iii) below, a “Default Period” with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”) and together with a Dividend Default, hereinafter referred to as “Default”).
               Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default

Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.
               (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).
               (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.
          (d) Any dividend payment made on shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to that Series.
          (e) For so long as the Preferred Shares are Outstanding, except as otherwise contemplated by Part I of this Statement, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of beneficial interest of the Trust ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares of beneficial interest ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Trust’s preferred shares, including the Preferred Shares, or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, and (iii) the Trust has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of this Statement.

          (f) For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment on any series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Dates or upon any other series of shares of beneficial interest ranking on parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of shares of beneficial interest ranking on parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other series of shares of beneficial interest ranking on parity therewith shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of shares of beneficial interest ranking on parity therewith bear to each other.
     3. Redemption.
          (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Delaware law, the Trust may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date (“Redemption Price”), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of this Statement; provided, however, that during a Dividend Period of more than one year, no shares of any Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Trust shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Trust gives such notice and on the Redemption Date, (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on the Redemption Date and (b) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Trust makes the deposit and gives a notice of redemption to the Auction Agent under paragraph (b) of this Section 3.
               (ii) If the Trust fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed) and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.
               (iii) In determining the Preferred Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Trust shall allocate the number of Preferred Shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Preferred Shares in proportion to the number of shares they hold and other preferred  shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Trust shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of Preferred Shares which would be required to be redeemed by the Trust under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with other preferred shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust shall redeem those Preferred Shares, and other preferred shares which it was unable to redeem, on the earliest practicable date on which the Trust will have such funds available, upon notice pursuant to Section 3(b) to record owners of Preferred Shares to be redeemed and the Paying Agent. The Trust will deposit with the Paying Agent funds sufficient to redeem the specified number of Preferred Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Preferred Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of the Preferred Shares held by such Holders, by lot or by such other method as the Trust shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.
          (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Trust will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Trust shall deliver a notice of redemption to the Auction Agent (the “Notice of

Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of any Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Trust. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder. The Trust shall provide Fitch (if Fitch is then rating the Preferred Shares) written notice of the Trust’s intent to redeem shares pursuant to Section 3(a) above.
          (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred shares, including the Preferred Shares, may be redeemed at the option of the Trust unless all dividends in arrears on the Outstanding Preferred Shares and any other preferred shares have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.
          (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Trust has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the Redemption Price specified herein, but without any interest or other additional amount. Such Redemption Price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate Redemption Price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, and upon request, be paid to the Trust, after which time the Holders of shares of each Series so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks.

          (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Trust may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and shall include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.
          (f) All moneys paid to the Paying Agent for payment of the Redemption Price of shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.
          (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.
          (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Trust to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.
          (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.
          (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6 of Part I of this Statement, the Board of Trustees, upon notification to each Rating Agency, may authorize, create or issue other Series of preferred shares, including other Series of Preferred Shares, series of preferred shares ranking on parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, and senior securities representing indebtedness as defined in the 1940 Act, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such shares (or such portion thereof needed to redeem or repurchase the Outstanding Preferred Shares) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of this Statement, Notice of Redemption as contemplated by Section 3(b) of Part I of this Statement has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Preferred Shares or (B) the Trust would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 11 of Part I of this Statement.

     4. Designation of Dividend Period.
          (a) The initial Dividend Period for each Series shall be the period from the Date of Original Issue to the initial Dividend Payment Date set forth under “Designation” above. The Trust will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, and (iv) if the Trust shall have mailed a Notice of Redemption with respect to any shares, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent.
          (b) If the Trust proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Rate for such Special Dividend Period and (B) that the Trust will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:
               (i) a notice stating (A) that the Trust has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or
               (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Dividend Period.
If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.
     5. Restrictions on Transfer. Shares of each Series may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.
     6. Voting Rights.
          (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series shall be entitled to one vote for each share of any Series held on each matter on which the Holders of the Preferred Shares are entitled to vote, and (ii) the holders of the outstanding preferred shares, including each Series, and holders of shares of Common Shares shall vote together as a single class on all matters submitted to the shareholders; provided, however, that, with respect to the election of trustees, the holders of the outstanding preferred shares, including each Series, represented in person or by proxy at a meeting for the election of trustees, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares, including the Common Shares, to elect two trustees of the Trust, each share of preferred, including each Series, entitling the holder thereof to one vote. The identities of the nominees of such trusteeships may be fixed by the Board of Trustees. The Board of Trustees will determine to which class or classes the trustees elected by the outstanding preferred shares will be assigned and the holders of outstanding preferred shares shall only be entitled to elect the trustees so designated as being elected by the holders of preferred shares when their term shall have expired and such trustees appointed by the holders of preferred shares will be allocated as evenly as possible among the classes of trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and outstanding preferred shares, including each Series, voting together as a single class, shall be entitled to elect the balance of the trustees.
          (b) If at any time dividends on the Preferred Shares shall be unpaid in an amount equal to two full years’ dividends on the Preferred Shares (a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number of additional trustees that, when added to the number of trustees then constituting the Board of Trustees, shall (together with the two trustees elected by the holders of preferred shares, including each Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred shares, including each Series, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect the smallest number of such additional trustees of the Trust that shall constitute a majority of the total number of trustees of the Trust so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 shall continue unless and until all dividends in arrears on each Series shall have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.
          (c) As soon as practicable after the accrual of any right of the holders of preferred shares, including each Series, to elect additional trustees as described in paragraph (b) of this Section 6, the Trust shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including each Series, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of preferred shares, including Holders of the Preferred Shares, present in person or by proxy shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.
          (d) For purposes of determining any rights of the holders of the shares of preferred shares, including each Series, to vote on any matter, whether such right is created by this Statement, by statute or otherwise, if redemption of some or all of the preferred shares, including each Series, is required, no holder of preferred shares, including each Series, shall be entitled to vote and no preferred shares, including each Series, shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of Preferred Shares in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3(b) of Part I of this Statement and in the case of other preferred shares, the Trust has otherwise met the conditions for redemption applicable to such shares.
          (e) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders of the Preferred Shares and holders of other preferred shares to elect trustees pursuant to paragraph (b) of this Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of trustees that they are entitled to elect.
          (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares and holders of other preferred shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.
          (g) Unless otherwise required by law or in the Trust’s Declaration, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Trust fails to pay any dividends on the Preferred Shares or fails to redeem any Preferred Shares which it is required to redeem, or any other event occurs which requires the mandatory redemption of Preferred Shares and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of this Statement, the exclusive remedy of the Holders of Preferred Shares shall be the right to vote for trustees pursuant to the provisions of paragraph (b) of this Section 6. In no event shall the Holders of Preferred Shares have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.
          (h) For so long as any preferred shares, including each Series, are outstanding, the Trust will not, without the affirmative vote of the Holders of a majority of the outstanding preferred shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust’s Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust’s investment restrictions; provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.
          (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares, including each Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of holders of preferred shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.
          (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Trust’s shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred shares necessary to authorize the action in question.
          (k) The Board of Trustees, without the vote or consent of any holder of preferred shares, including each Series, or any other shareholder of the Trust, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Trust, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board of Trustees receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.
     In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including each Series, or any other shareholder of the Trust, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount test.
     The Board of Trustees may amend the definition of Standard Dividend Period to change the Dividend Period with respect to one or more Series without the vote or consent of the holders of shares of preferred, including each series, or any other shareholder of the Trust, and any such change will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof.
     7. Liquidation Rights.
          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of preferred shares, including each Series, shall be entitled to receive out of the assets of the Trust available for distribution to shareholders, after claims of creditors but before distribution or payment shall be made in respect of the Common Shares or to any other shares of beneficial interest of the Trust ranking junior to the preferred shares, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Trustees, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Each Series shall rank on a parity with shares of any other series of preferred shares of the Trust (including each Series) as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.
          (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all outstanding preferred shares, including each Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding preferred shares, including each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding preferred shares, including each Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any shares of beneficial interest of the Trust ranking junior to the preferred shares as to liquidation.
          (c) Neither the consolidation nor merger of the Trust with or into any other business entity, nor the sale, lease, exchange or transfer by the Trust of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Trust for purposes of this Section 7.
          (d) After the payment to Holders of Preferred Shares of the full preferential amounts provided for in this Section 7, the Holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

          (e) In the event the assets of the Trust or proceeds thereof available for distribution to the Holders of Preferred Shares, upon dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other series of preferred shares unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts to which holders of all preferred shares are entitled upon such dissolution, liquidation or winding up.
          (f) Subject to the rights of the holders of other preferred shares or after payment shall have been made in full to the Holders of Preferred Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.
     8. Auction Agent. For so long as any Preferred Shares are Outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of any Series are Outstanding, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.
     9. 1940 Act Preferred Shares Asset Coverage. The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.
     10. Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Trust shall maintain, as of each Valuation Date, S&P Eligible Assets and Fitch Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.
     11. Certain Other Restrictions. So long as any Preferred Shares are Outstanding and S&P, Fitch or any Other Rating Agency that is rating such shares so requires, the Trust will not, unless it has received written confirmation from S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:
          (a) issue any additional class or series of shares ranking prior to the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust;
          (b) issue additional shares of any Series of Preferred Shares, including any Series previously purchased or redeemed by the Trust;

          (c) issue senior securities representing indebtedness as defined under the 1940 Act;
          (d) engage in any short sales of securities; (e) lend portfolio securities; (f) merge or consolidate into or with any other fund;
          (g) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Trust’s total assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not to be extended or renewed and shall not cause the aggregate Discounted Value of the S&P Eligible Assets or the Fitch Eligible Assets to be less than the Preferred Shares Basic Maintenance Amount);
          (h) engage in dollar rolls and reverse repurchase agreements if, at the time the Trust enters into such agreements, such activity results in a failure to maintain the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount, or if any such dollar rolls and reverse repurchase agreements have a maturity of greater than 30 days.
     12. Compliance Procedures for Asset Maintenance Tests. For so long as any Preferred Shares are Outstanding and any Rating Agency so requires:
          (a) As of each Valuation Date, the Trust shall determine (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Trust, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.
          (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Trust may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Preferred Shares outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.
          (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Preferred Shares Asset Coverage tests shall be determined with reference to those Preferred Shares which are deemed to be Outstanding hereunder.
          (d) In the case of the asset coverage requirements for Moody’s and Fitch, the auditors must certify once per annum, or as requested by a Rating Agency, the asset coverage test on a date randomly selected by the auditor.
          (e) The Trust shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a “Preferred Shares Basic Maintenance Certificate”) as of (A) within seven Business Days after the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust’s cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred

Shares are redeemed, (F) any day the Fitch Eligible Assets have an aggregate Discounted Value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount and (G) weekly if S&P Eligible Assets have an aggregate Discounted Value less than 1.30 times the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day after the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.
          (f) The Trust shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a “1940 Act Preferred Shares Asset Coverage Certificate”) (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day after the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.
          (g) Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Trust’s independent auditors (an “Auditor’s Certificate”) regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on or before the seventh Business Day after the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Trust, the Trust will deliver to the Auction Agent and each Rating Agency an Auditor’s Certificate regarding the accuracy of the calculations made by the Trust in such Certificates. In addition, the Trust will deliver to the persons specified in the preceding sentence an Auditor’s Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor’s Certificate shows that an error was made in any such report, the calculation or determination made by the Trust’s independent auditors will be conclusive and binding on the Trust.
          (h) The Auditor’s Certificates referred to in paragraph (g) above will confirm, based upon the independent auditor’s review of portfolio data provided by the Trust, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Trust had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.
          (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of this Statement. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor’s Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Trust shall be deemed to have failed to meet the

Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.
     13. Notices. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in this Statement or by the Delaware law for notices of shareholders’ meetings.
     14. Waiver. To the extent permitted by Delaware law, Holders of at least two-thirds of the Outstanding Preferred Shares, acting collectively, or each Series, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.
     15. Termination. In the event that no Preferred Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Trust under this Statement shall terminate.
     16. Amendment.
     Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of Section 6(k) of Part I of this Statement without shareholder approval. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.
     17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
     “Affiliate” means any person actually known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such director or executive officer is also a trustee of the Trust.
     “Agent Member” means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.
     “All Hold Rate” means 80% of the Reference Rate
     “Applicable Percentage” means the percentage determined based on the higher of the credit ratings assigned to the series of Preferred Shares on such date by Fitch and S&P or equivalent credit rating by any Other Rating Agency as follows:

Credit Rating	Applicable Percentage

AA- or higher	150%
A- to A+	200%
BBB- to BBB+	250%
Below BBB-	275%

     The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.
     “Applicable Rate” means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate corresponding to that Series.
     “Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii) of this Statement.
     “Auction” means each periodic operation of the Auction Procedures.
     “Auction Agent” means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.
     “Auction Date” means the first Business Day next preceding the first day of a Dividend Period for each Series.
     “Auction Procedures” means the procedures for conducting Auctions as set forth in Part II of this Statement.
     “Auditor’s Certificate” has the meaning set forth in Section 12(g) of Part I of this Statement.
     “Beneficial Owner,” with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.
     “Bid” has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.
     “Bidder” has the meaning set forth in Section 2(a)(ii) of Part II of this Statement, provided, however, that neither the Trust nor any Affiliate shall be permitted to be a Bidder in an Auction.
     “Board of Trustees” or “Board” means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.
     “Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.
     “Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.
     “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

     “Code” means the Internal Revenue Code of 1986, as amended.
     “Commission” means the Securities and Exchange Commission.
     “Common Shares” means the shares of the Trust common shares of beneficial interest, no par value.
     “Date of Original Issue” means the date on which a Series is originally issued by the Trust.
     “Default” has the meaning set forth in Section 2(c)(ii) of Part I of this Statement.
     “Default Period” has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of this Statement.
     “Default Rate” has the meaning set forth in Section 2(c)(iii) of Part I of this Statement.
     “Deposit Securities” means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered “Deposit Securities” only if they also are rated at least P-1 by Moody’s.
     “Discount Factor” means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Fitch Discount Factor (if Fitch is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.
     “Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.
     “Dividend Default” has the meaning set forth in Section 2(c)(iii) of Part I of this Statement.
     “Dividend Payment Date” with respect to the Preferred Shares means any date on which dividends are payable pursuant to Section 2(b) of Part I of this Statement.
     “Dividend Period” means, with respect to each Series, the initial period from the Date of Original Issue to the initial Dividend Payment Date set forth under “Designation” above, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the calendar day immediately preceding the next Dividend Payment Date for such Series.
     “Eligible Assets” means Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.
     “Existing Holder” has the meaning set forth in Section 1(d) of Part II of this Statement.
     “Failure to Deposit” with respect to shares of a series of Preferred Shares, means a failure by the Trust to pay the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 3 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of shares of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
     “Fitch” means Fitch Ratings.
     “Fitch Discount Factor” means, for the purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch. Any documents provided to Fitch pursuant to this Statement shall be delivered to Fitch electronically at the following email address: funds.surveillance@fitchratings.com.
               (i) Corporate debt securities. The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

						Not
						Rated or
Term to Maturity of Corporate						Below
Debt Security Unrated(1)	AAA	AA	A	BBB	BB	BB
3 years or less (but longer than 1 year)	106.38%	108.11%	109.89%	111.73%	129.87%	151.52%
5 years or less (but longer than 3 years)	111.11	112.99	114.94	116.96	134.24	151.52
7 years or less (but longer than 5 years)	113.64	115.61	117.65	119.76	135.66	151.52
10 years or less (but longer than 7 years)	115.61	117.65	119.76	121.95	136.74	151.52
15 years or less (but longer than 10 years)	119.76	121.95	124.22	126.58	139.05	151.52
More than 15 years	124.22	126.58	129.03	131.58	144.55	151.52

(1)	If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody’s rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under “Unrated” in this table.
               (ii) Convertible securities. The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of >15.00% above the relevant Treasury curve.
               The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.
               The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.
               If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody’s rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.
               (iii) Preferred securities: The percentage determined by reference to the rating of a preferred security in accordance with the table set forth below.

						Not
						Rated or
						Below
Preferred Security(1)	AAA	AA	A	BBB	BB	BB
Taxable Preferred	130.58%	133.19%	135.91%	138.73%	153.23%	161.08%
Dividend-Received Deduction (DRD) Preferred	163.40%	163.40%	163.40%	163.40%	201.21%	201.21%

(1)	If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody’s rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under “Unrated” in this table.
               (iv) U.S. Government Securities and U.S. Treasury Strips:

Discount
Time Remaining to Maturity	Factor
1 year or less	100%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
Greater than 30 years	154%
               (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

               (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.
               (vii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.
               (viii) U.S. Common Stock and warrants: The Fitch Discount Factor applied to common stock will be:
Large-cap stocks: 200%
Mid-cap stocks: 233%
Small-cap stocks: 286%
Others: 370%
               See “Fitch Eligible Assets—common stocks” for definitions of large-cap, mid-cap and small-cap stocks.
               Foreign Common Stock: The Fitch Discount Factor for foreign common stock of Developed Countries is (A) 210% for large-cap stocks; (B) 244% for mid-cap stocks, (c) 300% for small-cap stocks; and (D) 370% for other common stocks. The Fitch Discount Factor for foreign common stock of Emerging Market Countries is 370% regardless of market capitalization. Developed Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Emerging Market Countries are all foreign countries not defined in Developed Countries. See “Fitch Eligible Assets—common stocks” for definitions of large-cap, mid-cap and small-cap stocks.
               (ix) Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at market value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. Options purchased by the Fund shall not be included as Fitch Eligible Assets. For written covered call options (when the Fund holds the underlying position), to determine the Fitch Eligible Asset, use the product of (a) the number of exercisable shares in the contract, and (b) the lesser of (i) the market value of the underlying security, and (ii) the strike price. For written uncovered call options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the product of (1) the market value of the underlying security or index and (2) the applicable discount factor, less the strike price. For written put options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the strike price less the quotient of (1) the market value of the underlying security or index, and (2) the applicable discount factor.

               (x) Real Estate Investment Trusts:
                    (A) For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock	154%
REIT or other real estate company stock	196%
                    (B) For corporate debt securities or REITs, the Fitch Discount Factor applied shall be:

							Unrated (1)
Terms to Maturity	AAA	AA	A	BBB	BB	B
1 year or less	111%	114%	117%	120%	121%	127%	127%
2 years or less (but longer than 1 year)	116%	123%	125%	127%	132%	137%	137%
3 years or less (but longer than 2 years)	121%	125%	127%	131%	133%	140%	152%
4 years or less (but longer than 3 years)	126%	126%	129%	132%	136%	140%	164%
5 years or less (but longer than 4 years)	131%	132%	135%	139%	144%	149%	185%
7 years or less (but longer than 5 years)	140%	143%	146%	152%	159%	167%	228%
10 years or less (but longer than 7 years)	141%	143%	147%	153%	160%	168%	232%
12 years or less (but longer than 7 years)	144%	144%	150%	157%	165%	174%	249%
15 years or less (but longer than 12 years)	148%	151%	155%	163%	172%	182%	274%
30 years or less (but longer than 15 years)	152%	156%	160%	169%	180%	191%	306%

(1)	If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determined the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as “Unrated” in the table above.
               “Fitch Eligible Assets” means:
               (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;
               (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;
               (iii) U.S. Government Securities and U.S. Treasury Strips;
               (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the “Approved Foreign Nations”), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as “Foreign Bonds”), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as “Canadian Bonds”). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law (“Reorganization Bonds”) will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Trust’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer’s reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as “Debt Securities.”
               (v) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB— or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

               (vi) Asset-backed and mortgage-backed securities;
               (vii) Rule 144A Securities;
               (viii) Bank Loans;
               (ix) Municipal debt obligation that (A) pays interest in cash (B) is part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million;
               (x) Tradable credit baskets (e.g., Traded Custody Receipts or TRACERS and Targeted Return Index Securities Trust or TRAINS);
               (xi) Convertible debt and convertible preferred stocks;
               (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares;
               (xiii) Interest rate swaps entered into according to International Swap Dealers Association (“ISDA”) standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.
               (xiv) Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market (“U.S. Common Stock”), (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Trust’s holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch’s Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and/or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia (“Foreign Common Stock”); and (iii) small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion; mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion; and large-cap stocks are companies having a market capitalization greater than $10 billion.
               (xv) REIT and other real estate securities; 5% issuer limitation (including common, preferred, debt and other securities)

     Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A– by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.
     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust’s custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.
     Portfolio holdings as described above must be within the following diversification and issue size requirements in order to be included in Fitch’s Eligible Assets:

Security	Maximum	Maximum	Minimum
Rated	Single	Single	Issue Size
At Least	Issuer(1)	Industry(1)(2)	($ in million)(3)
AAA	100%	100%	$100
AA–	20	75	100
A–	10	50	100
BBB–	6	25	100
BB–	4	16	50
B–	3	12	50
CCC	2	8	50

(1)	Percentages represent a portion of the aggregate market value of corporate debt securities.

(2)	Industries are determined according to Fitch’s Industry Classifications, as defined herein.

(3)	Preferred stock has a minimum issue size of $50 million.
     “Fitch Exposure Period” means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.
     “Fitch Hedging Transactions” means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds (“Fitch Hedging Transactions”), subject to the following limitations:
          (xvi) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust’s taking the opposite position thereto (“closing transactions”)) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.
          (xvii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:
          (A) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody’s; or, if not rated by Moody’s, rated AAA by S&P); or
          (B) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody’s; or, if not rated by Moody’s, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);
          (xviii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.
          (xix) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.
     “Fitch Industry Classifications” means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

Fitch Industry Classifications	SIC Code (Major Groups)
1. Aerospace and Defense	37, 45
2. Automobiles	37, 55
3. Banking, Finance and Real Estate	60, 65, 67
4. Broadcasting and Media	27, 48
5. Building and Materials	15-17, 32, 52
6. Cable	48
7. Chemicals	28, 30
8. Computers and Electronics	35, 36
9. Consumer Products	23, 51
10. Energy	13, 29, 49
11. Environmental Services	87
12. Farming and Agriculture	1-3, 7-9
13. Food, Beverage and Tobacco	20, 21, 54
14. Gaming, Lodging and Restaurants	70, 58
15. Health Care and Pharmaceuticals	38, 28, 80
16. Industrial/Manufacturing	35

Fitch Industry Classifications	SIC Code (Major Groups)
17. Insurance	63, 64
18. Leisure and Entertainment	78, 79
19. Metals and Mining	10, 12, 14, 33, 34
20. Miscellaneous	50, 72-76, 99
21. Paper and Forest Products	8, 24, 26
22. Retail	53, 56, 59
23. Sovereign	NA
24. Supermarkets and Drug Stores	54
25. Telecommunications	48
26. Textiles and Furniture	22, 25, 31, 57
27. Transportation	40, 42-47
28. Utilities	49
29. Structured Finance Obligations	NA
30. Packaging and Containers	26, 32, 34
31. Business Series	73, 87
     The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.
     “Hold Order” has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.
     “Holder” means, with respect to the Preferred Shares, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.
     “Investment Manager” means Calamos Advisors LLC.
     “LIBOR Rate” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by Citigroup Global Markets Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day proceeding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Citigroup Global Markets Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Citigroup Global Markets Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Citigroup Global Markets Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by Citigroup Global Markets Inc. (after obtaining the Trust’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Citigroup Global Markets Inc. (after obtaining the Trust’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Citigroup Global Markets Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Trust to provide such rate or rates not being supplied by Citigroup Global Markets Inc.; provided further, that if Citigroup Global Markets Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the most recently determinable LIBOR Rate. If the number of Dividend Period days shall be (i) 7 or more but fewer than

21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.
     “London Business Day” means any day on which commercial banks are generally open for business in London.
     “Liquidation Preference” means $25,000 per preferred share.
     “Mandatory Redemption Date” has meaning set forth in Section 3(a)(iv) of Part I of this Statement.
     “Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of Part I of this Statement.
     “Market Value” means the fair market value of an asset of the Trust as computed in accordance with the Trust’s pricing procedures adopted by the Board of the Trust in connection with valuing the Trust’s assets.
     “Maximum Rate” means the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.
     “Moody’s” means Moody’s Investors Service, Inc. and its successors at law.
     “1933 Act” means the Securities Act of 1933, as amended.
     “1940 Act” means the Investment Company Act of 1940, as amended.
     “1940 Act Preferred Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.
     “1940 Act Preferred Shares Asset Coverage Certificate” means the certificate required to be delivered by the Trust pursuant to Section 12(e) of this Statement.
     “Notice of Redemption” means any notice with respect to the redemption of Preferred Shares pursuant to Section 3 of Part I of this Statement.

     “Order” has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.
     “Other Rating Agency” means any rating agency other than S&P or Fitch then providing a rating for the Preferred Shares pursuant to the request of the Trust.
     “Other Rating Agency Eligible Assets” means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust’s assets in connection with such Other Rating Agency’s rating of the Preferred Shares.
     “Outstanding” means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Trust or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Trust or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Trust will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.
     “Paying Agent” means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.
     “Person” or “Persons” means and includes an individual, a partnership, the Trust, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
     “Potential Beneficial Owner” or “Potential Beneficial Holder” has the meaning set forth in Section 1 of Part II of this Statement.
     “Preferred Shares” has the meaning set forth in paragraph FIRST of Part I of this Statement.
     “Preferred Shares Basic Maintenance Amount” means as of any Valuation Date as the dollar amount equal to:
          (xx) the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the Liquidation Preference of such  shares), plus any redemption premium applicable to the Preferred Shares (or other preferred  shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred  shares to, but not including, the first respective dividend payment dates for such other  shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred  shares other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Trust senior in right of payments to the Preferred Shares; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less
          (xxi) the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) though (i)(F) became payable, otherwise the S&P Discounted Value) of any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F).
     “Preferred Shares Basic Maintenance Amount Test” means a test which is met if the lower of the aggregate Discounted Values of the Fitch Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.
     “Preferred Shares Basic Maintenance Certificate” has the meaning set forth in Section 12(d) of Part I of this Statement.
     “Rating Agency” means Fitch and S&P, as long as such rating agency is then rating the Preferred Shares and any Other Rating Agency then rating the Preferred Shares.
     “Redemption Date” has the meaning set forth in Section 2(c)(ii) of Part II of this Statement.
     “Redemption Default” has the meaning set forth in Section 2(c)(ii) of Part I of this Statement.
     “Redemption Price” has the meaning set forth in Section 3(a)(i) of Part I of this Statement.
     “Reference Rate” means, with respect to the determination of the Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

     “Registrar” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as transfer agent.
     “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or its successors at law.
     “S&P Discount Factor” means:

	Discount
	Factor for
Type of S&P Eligible Asset	AAA Rating
Fixed rate Preferred stock	228.10%
Adjustable rate Preferred stock	198.29%
Taxable Preferred stock (Non-DRD)	154.66%
Convertible securities ‘AAA’	148.25%
Convertible securities ‘AA’	154.97%
Convertible securities ‘A’	161.70%
Convertible securities ‘BBB’	168.42%
Convertible securities ‘BB’	175.15%
Convertible securities ‘B’	181.87%
Convertible securities ‘CCC’	188.60%
Treasury 1-year	101.99%
Treasury 2-year	103.77%
Treasury 5-year	109.09%
Treasury 10-year	115.14%
Treasury 30-year	126.33%
U.S. Agency Debt Securities	120.48%
U.S. Agency Mortgage Securities 15-year	128.80%
U.S. Agency Mortgage Securities 30-year	131.20%
U.S. Agency Mortgage Securities 1/1 ARMS	121.70%
U.S. Agency Mortgage Securities 3/1 ARMS	122.10%
U.S. Agency Mortgage Securities 5/1 ARMS	122.50%
U.S. Agency Mortgage Securities 10/1 ARMS	122.70%
Corporate Bonds Rated AAA	110.01%
Corporate Bonds Rated AA	113.28%
Corporate Bonds Rated A	116.85%
Corporate Bonds Rated BBB	121.82%
Corporate Bonds Rated BB	135.32%
Corporate Bonds Rated B	168.76%
Corporate Bonds Rated CCC	252.03%
Corporate Bonds Rated CCC-	350.00%
Bank Loan Performing, greater than $.90	117.79%
Bank Loan Performing, between $.85 and $.90	125.47%
Bank Loan Non-performing, greater than $.85	154.08%
Bank Loan Non-performing, less than or equal to $.85	178.25%
Auto Loans (fixed or floating) WAL less than 5-years	130.00%
Auto Loans (fixed or floating) WAL between 5 and 10-years	140.00%
Credit Card Loans (fixed) WAL less than 5-years	130.00%
Credit Card Loans (fixed) WAL between 5 and 10-years	140.00%
Credit Card Loans (floating)	112.70%
REIT Common Stock	148.79%
U.S. Common Stocks (including ADRs)	168.46%
Non-U.S. Common Stocks
Germany	227.00	%(1)
United Kingdom	234.00	%(2)

	Discount
	Factor for
Type of S&P Eligible Asset	AAA Rating
Japan	248.00	%(3)
Australia	247.93	%(4)
Switzerland	200.00	%(5)
Italy	200.00	%(6)
France	200.00	%(6)
Austria	200.00	%(6)
Sweden	200.00	%(7)
South Africa	200.00	%(7)
Singapore	200.00	%(7)
Greece	200.00	%(7)
Finland	200.00	%(7)
Canada	200.00	%(7)
Master Limited Partnerships	625.00%

(1)	Euro denominated exchange traded equities. For German equities denominated in DEM/USD the Discount Factor is 226.00%.

(2)	Euro denominated exchange traded equities. For UK equities denominated in GPB/USD the Discount Factor is 228.00%.

(3)	Euro denominated exchange traded equities. For Japan equities denominated in JPY/USD the Discount Factor is 249.00%

(4)	Euro denominated exchange traded equities. For Australian equities denominated in AUD/USD the Discount Factor is 241.58%.

(5)	Euro denominated exchange traded equities. For Swiss equities denominated in Swiss Franc/USD the Discount Factor is 233.20%.

(6)	Euro denominated exchange traded equities.

(7)	Euro denominated exchange traded equities and equities denominated in local currencies or USD.
     Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1 + or SP-1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-l+ from S&P ; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as “High Yield Securities”) may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. “Receivables for Municipal Obligations Sold,” for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.
     The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an “A-1+” rated institution will be 100%. “A-1+” rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in “A-1+” rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.
     The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as “sweep” vehicles will be 110%. Money Market Funds rated “AAAm” will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.
     Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.
     Receivables that are due in more than five business days of a Valuation Date qualify as an S&P Eligible Asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.
     For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.
     “S&P Eligible Asset” means:
          (xxii) Deposit Securities;
          (xxiii) U.S. Government Obligations and U.S. Government Agencies;
          (xxiv) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) (“Other Debt”) and that satisfy all of the following conditions:
          (A) no more than 10% of the Other Debt may be unrated;
          (B) the remaining term to maturity of such Other Debt shall not exceed thirty (30) years;
          (C) and such Other Debt must provide for periodic interest payments in cash over the life of the security;

          (D) the issuer of such evidences of indebtedness files periodic financial statements with the Commission; provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Trust’s Other Debt;
          (xxv) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:
          (A) such evidence of indebtedness is rated at least CCC by S&P; and
          (B) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;
          (xxvi) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) (“Agency Mortgage Collateral”). Agency Mortgage Collateral the following conditions apply:
          (A) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;
          (B) Qualifying “large pool” FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage (“ARMs”) programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;
          (C) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and
          (D) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.
          (xxvii) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.
          (xxviii) Mortgage-backed Securities.

          (A) Mortgage Pass-through Certificates are publicly issued instruments rated at least ‘AA-’ by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.
          (B) Fixed-Rate and Adjustable-rate mortgage collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a ‘AA’ rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.
          (C) FHAA-Insured Multifamily Loans must have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.
          (D) Collateralized Mortgage Obligations tranches are publicly issued instruments rated ‘AAA’ by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.
          (xxix) Rule 144A Securities;
          (xxx) Senior Loans, provided, however, that the initial issue amount (facility size) is at least $100 million. The minimum accepted holding size (notional amount) of any given loan not rated by S&P, Fitch or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Fitch or other nationally recognized rating agency, there is no minimum accepted holding size. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Trust’s total assets. These levels apply to U.S. lenders only; any international loans are excluded.
          (xxxi) Preferred stocks that satisfy all of the following conditions:
          (A) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least BBB-, or the preferred issue must be rated at least BBB-.
          (B) The issuer — or if the issuer is a special purpose corporation, its parent — is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

          (C) The collateral pays cash dividends denominated in U.S. dollars.
          (D) Private placements under Rule 144A with registration rights are eligible assets.
          (E) The minimum market capitalization of eligible issuers is $100 million.
          Restrictions for floating-rate preferred stock:
          (F) Holdings must be limited to preferred stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.
          (G) The floating-rate preferred stock may not have been subject to a failed auction.
          Restrictions for adjustable — or auction-rate preferred stock:
          (H) The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.
          Concentration Limits:
          (I) Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.
          (J) Preferred stock rated below B- (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.
          (K) Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.
          (L) Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.
          (xxxii) U.S. Common Stocks. Common stocks of issuers domiciled in the United States or common stocks of issuers not domiciled in the United States that trade on a U.S. exchange (including NASDAQ) (such as ADRs) that satisfy all of the following conditions:
          (A) The Trust can hold no more than the average monthly trading volume over the past year.
          (B) Each common stock must have a minimum market capitalization of at least $100 million.
          (C) Any pink sheet common stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.
          (D) The common stock has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston

Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).
Note:
     Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement of item (D) above.
     Receivables due within five business days of a Valuation Date will be treated as cash and are valued at 100%.
     Receivables that are due in more than five business days of a Valuation Date qualify as an S&P Eligible Asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.
          (xxxiii) Non U.S. Common Stocks. Common stocks of issuers not domiciled in the United States and that trade on a non-U.S. exchange that satisfy all of the following conditions:
          (A) The Trust can hold no more than the average monthly trading volume over the past year.
          (B) Each common stock must have a minimum market capitalization of at least $100 million.
          (C) The common stock has been listed on an exchange or traded for more than one year and one quarter, or 15 months.
          (xxxiv) Municipal Obligations. A Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated ‘AA’ or better by S&P; or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:
          (A) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least “BBB” by S&P or “A” by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible

Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;
          (B) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and
          (C) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or
          (xxxv) Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of “AA” or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.
     Escrow Bonds may comprise 100% of the Trust’s S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Trust’s S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.
     The Trust’s portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.
     “S&P Exposure Period” means the sum of (i) that number of days from the last Valuation Date on which the Trust’s Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Trust’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Trust has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Trust has to effect a mandatory redemption under this Statement.
     “S&P Hedging Transactions” means the purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps. For so long as any Preferred Shares are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P except that the Trust may engage in S&P Hedging Transactions, subject to the following limitations.
          (xxxvi) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Trust’s total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
          (xxxvii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Trust’s total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
          (xxxviii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay variation margin on the second such Valuation Date;
          (xxxix) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and
          (xl) when the Trust writes a futures contract or option thereon, it will either (A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust’s custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Trust’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, (B) in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.
          For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust, plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.
          The Trust will only enter into interest rate swaps subject to the following conditions:
          (A) The counterparty to the swap transaction has a short-term rating of “A-l,” “A-” or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is “A+,” or equivalent by S&P, or higher.
          (B) The original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares.
          (C) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.
     (D) If the Trust fails to maintain an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount on two consecutive valuation dates then the agreement shall terminate immediately.
     (E) For the purpose of calculating the Preferred Shares Basic Maintenance Amount: (i) 90% of any positive mark-to-market valuation of the Trust’s rights will be S&P Eligible Assets and 100% of any negative mark-to-market valuation of the Trust’s rights will be included in the calculation of the basic maintenance amount.
     (F) The Trust must maintain liquid assets with an aggregate value at least equal to the net amount of the excess, if any, of the Trust’s obligations over its entitlement with respect to each swap. For caps/floors, the Trust must maintain liquid assets with an aggregate a value at least equal to the Trust’s obligations with respect to such caps or floors.
     “S&P Industry Classifications” means for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

Aerospace & Defense	Industrial Conglomerates
Air Freight and Logistics Airlines	Insurance
Automobiles	Internet & Catalog Retail
Automobile Components	Internet Software & Services
Beverages	IT Services
Biotechnology	Leisure Equipment & Products
Building Products	Machinery
Cable	Marine
Capital Markets	Media
Computers & Peripherals	Metals & Mining
Commercial Banks	Office Electronics
Commercial Services & Supplies	Oil & Gas
Communications Equipment	Packaging and Containers
Construction & Engineering	Paper & Forest Products

Consumer Finance	Personal Products
Containing & Packaging	Pharmaceuticals
Distributors	Real Estate
Diversified Financial Services	Retail
Diversified Telecommunication Services	Road & Rail
Electric Utilities	Software
Electrical Equipment	Specialty Retail
Electronic Equipment & Instrument	Semiconducters and Semi Conducter
Energy Equipment & Services	Equipment
Food & Staples Retailing	Textiles, Apparel and Luxury Goods
Food Products	Thrift & Mortgage Finance
Gas Utilities	Tobacco
Healthcare Equipment & Supplies	Trading Companies & Distributors
Healthcare Providers & Services	Transportation and Infrastructure
Hotels, Restaurants & Leisure	Transportation Utilities
Household Durables	Water Utilities
Household Products	Wireless Telecommunication Services
     The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Trust considers necessary.
     “S&P Loan Category” means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):
     “S&P Loan Category A” means Performing Senior Loans which have a Market Value greater than $0.90;
     (xli) “S&P Loan Category B” means Performing Senior Loans which have a Market Value greater than or equal to $0.85 but equal to or less than $0.90;
     (xlii) “S&P Loan Category C” means non-Performing Senior Loans which have a Market Value greater than $0.85;
     (xliii) “S&P Loan Category D” means:
     (xliv) Performing Senior Loans which have a Market Value less than $.85; and
     (xlv) Non-Performing Senior Loans which have a Market Value less than or equal to $.85.
     (xlvi) “Performing” means that no default as to the payment of principal or interest has occurred and is continuing.
     “S&P Real Estate Industry/Property Sector Classification” means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by NAREIT):

Office	Shopping Centers Industrial
Regional Malls
Mixed	Free Standing
Apartments	Home Financing

Manufactured Homes	Commercial Financing Diversified
Self Storage
Lodging/Resorts	Specialty
Health Care
     The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, will consult with the independent auditor and/or S&P, as necessary.
     “Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.
     “Sell Order” has the meaning set forth in Section 2(b) of Part II of this Statement.
     “Short-Term Money Market Instrument” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:
     (xlvii) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;
     (xlviii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);
     (xlix) overnight funds; and
     (l) U.S. Government Securities.
     “Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.
     “Specific Redemption Provisions” means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Trust, and (ii) a period (a “Premium Call Period”), consisting of a number of whole years, as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Trust’s option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.
     “Standard Dividend Period” means a Dividend Period of seven days in the case of Series ___ Preferred Shares unless such seventh day is not a Business Day, then the number of days ending on the next Business Day following such seventh day.

     “Submission Deadline” means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.
     “Transfer Agent” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as Transfer Agent.
     “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.
     “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.
     “Valuation Date” means the last Business Day of each week, or such other date as to which the Trust and Rating Agencies may agree for purposes of determining the Preferred Shares Basic Maintenance Amount.
     “Voting Period” has the meaning set forth in Section 6(b) of Part I of this Statement.
     “Winning Bid Rate” has the meaning set forth in Section 4(a)(iii) of Part II of this Statement.
     18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

PART II: AUCTION PROCEDURES
     1. Certain Definitions. As used in Part II of this Statement, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of this Statement except as otherwise indicated. Capitalized terms not defined in Section 1 of Part II of this Statement shall have the respective meanings specified in Part I of this Statement.
     “Agent Member” means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares.
     “Available Preferred Shares” has the meaning set forth in Section 4(a)(i) of Part II of this Statement.
     “Existing Holder” with respect to shares of a series of Preferred Shares means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such series.
     “Hold Order” has the meaning set forth in Section 2(a) of Part II of this Statement.
     “Order” has the meaning set forth in Section 2(a) of Part II of this Statement.
     “Potential Beneficial Holder” or “Potential Beneficial Owner” means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares, or (b) any other person who may be interested in acquiring Preferred Shares or whose shares will be listed under such person’s Broker-Dealer’s name on the records of the Auction Agent.
     “Sell Order” has the meaning set forth in Section 2(a) of Part II of this Statement.
     “Submitted Bid Order” has the meaning set forth in Section 4(a) of Part II of this Statement.
     “Submitted Hold Order” has the meaning set forth in Section 4(a) of Part II of this Statement.
     “Submitted Order” has the meaning set forth in Section 4(a) of Part II of this Statement.
     “Submitted Sell Order” has the meaning set forth in Section 4(a) of Part II of this Statement.
     “Sufficient Clearing Orders” means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.
     “Winning Bid Rate” means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

     2. Orders.
          (a) On or prior to the Submission Deadline on each Auction Date for shares of a Series of Preferred Shares:
          (i) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:
               (A) the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;
               (B) the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or
               (C) the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series; and
               (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.
For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”
               (b)      (i)       A Bid by a Beneficial Owner or an Existing Holder of shares of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
               (A) the number of Outstanding shares of such Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be less than the rate specified therein;

               (B) such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or
               (C) the number of Outstanding shares of such Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such Series do not exist.
          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
               (A) the number of Outstanding shares of such Series specified in such Sell Order; or
               (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such Series do not exist;
provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a Series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.
          (iii) A Bid by a Potential Holder of shares of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:
               (A) the number of Outstanding shares of such Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein.
               (d) No Order for any number of Preferred Shares other than whole shares shall be valid.
     3. Submission of Orders by Broker-Dealers to Auction Agent.
               (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:
          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);
          (ii) the aggregate number of shares of such Series that are the subject of such Order;
          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:
          (A) the number of shares, if any, of such Series subject to any Hold Order of such Existing Holder;
          (B) the number of shares, if any, of such Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and
          (C) the number of shares, if any, of such Series subject to any Sell Order of such Existing Holder; and
          (D) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such Series specified in such Potential Holder’s Bid.
               (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.
               (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
               (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:
               (i) all Hold Orders for shares of such Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such Series held by such Existing Holder;
               (ii)      (A)      any Bid for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;
       (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such Series equal to such excess;
       (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and
       (D) in any such event, the number, if any, of such Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and
               (iii) all Sell Orders for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.
               (e) If more than one Bid for one or more shares of a Series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.
               (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.
     4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.
               (a) Not earlier than the Submission Deadline on each Auction Date for shares of a Series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Preferred Shares” of such series);
          (ii) from the Submitted Orders for shares of such Series whether:
               (A) the number of Outstanding shares of such Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series;
exceeds or is equal to the sum of
               (B) the number of Outstanding shares of such Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such Series; and
               (C) the number of Outstanding shares of such Series subject to Submitted Sell Orders
(in the event such excess or such equality exists (other than because the number of shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and
          (iii) if Sufficient Clearing Bids for shares of such Series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:
               (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such Series that are subject to such Submitted Bids; and
               (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;
would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such Series which, when added to the number of Outstanding shares of such Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.
         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the Series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof as follows:
               (i) if Sufficient Clearing Bids for shares of such Series exist, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such Series so determined;

               (ii) if Sufficient Clearing Bids for shares of such Series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or
               (iii) if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be the All Hold Rate.
     5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:
               (a) If Sufficient Clearing Bids for shares of a Series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:
               (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;
               (ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;
               (iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;
               (iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (“remaining shares”) in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and
               (v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.
               (b) If Sufficient Clearing Bids for shares of a Series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:
               (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;
               (ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and
               (iii) each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such Series and the Submitted Sell Orders for shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such Series subject to all such Submitted Bids and Submitted Sell Orders.
               (c) If all of the Outstanding shares of a Series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.
               (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a Series of Preferred Shares.
               (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a Series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such Series for purchase among Potential Holders so that only whole Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such Series on such Auction Date.
          (f) Based on the results of each Auction for shares of a Series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such Series to be purchased and the aggregate number of shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a Series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.
          (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any Series or to pay for Preferred Shares of any Series sold or purchased pursuant to the Auction Procedures or otherwise.
     6. Transfer of Preferred Shares. Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.
[Remainder of page left blank]

     IN WITNESS WHEREOF, CALAMOS STRATEGIC TOTAL RETURN FUND has caused these presents to be signed in its name and on its behalf by its Treasurer and witnessed by its Assistant Secretary as of this ___day of                     , ___.

CALAMOS STRATEGIC TOTAL RETURN FUND
By:
	Name:	Nimish Bhatt
	Title:	Treasurer

WITNESS:

By:
	Name:	Stathy Darcy
	Title:	Assistant Secretary

APPENDIX B —
SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE
AND FORM OF SUPPLEMENTAL INDENTURE
     The following is a summary of certain provisions of the indenture (the “Original Indenture”) and the supplemental indenture (“Supplemental Indenture”) that the Fund expects to enter into in connection with the issuance of debt securities. This summary does not purport to be complete and is qualified in its entirety by reference to the indenture, a copy of which will be filed with the Commission in connection with an offering of debt securities by the Fund.
DEFINITIONS
     “‘AA’ Composite Commercial Paper Rate” on any date means (i) the interest equivalent of (1) the 7-day rate, in the case of a Rate Period which is 7 days or shorter, (2) the 30-day rate, in the case of a Rate Period which is a Standard Rate Period greater than 7 days but fewer than or equal to 31 days, or (3) the 180-day rate, in the case of all other Rate Periods, on financial commercial paper on behalf of issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, a nationally recognized dealer in commercial paper of such issues then making such quotations selected by the Issuer. For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1)                      and                     ; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Issuer, and (B) “interest equivalent” of a rate stated on a discount basis for financial commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.
     “Affiliate” means any person controlled by, in control of or under common control with the Issuer; provided that no Broker-Dealer controlled by, in control of or under common control with the Issuer shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a Director of the Issuer be deemed to be an Affiliate solely because such director or executive officer is also a Director of the Issuer.
     “Agent Member” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.
     “All Hold Rate” means 80% of the “AA” Composite Commercial Paper Rate.

     “Applicable Rate” means the rate determined in accordance with the procedures in Section 2.02(c)(i) of this Supplemental Indenture.
     “Auction” means each periodic implementation of the Auction Procedures.
     “Auction Agent” means                      unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to follow the Auction Procedures for the purpose of determining the Applicable Rate.
     “Auction Agreement” means the agreement between the Auction Agent and the Issuer pursuant to which the Auction Agent agrees to follow the procedures specified in Appendix B-I to this Supplemental Indenture, as such agreement may from time to time be amended or supplemented.
     “Auction Date” means the first Business Day next preceding the first day of a Rate Period for each series of                      Notes.
     “Auction Desk” means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the                      Notes, and units of the Broker-Dealer which are not separated by information controls appropriate to control, limit and monitor the inappropriate dissemination of information about Bids.
     “Auction Period” means with respect to the                      Notes, either a Standard Auction Period or a Special Auction Period, as applicable.
     “Auction Procedures” means the procedures for conducting Auctions set forth in Appendix B-I hereto.
     “Auction Rate” means for each series of                      Notes for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the                      Notes are the subject of Submitted Hold Orders, the All Hold Rate for such series of                      Notes and (ii) if Sufficient Clearing Bids do not exist, the Maximum Rate for such series of                      Notes.
     “Authorized Denomination” means $25,000 and any integral multiple thereof.
     “Available                      Notes” means for each series of                      Notes on each Auction Date, the number of Units of                      Notes of such series that are not the subject of Submitted Hold Orders.
     “Beneficial Owner,” with respect to each series of                      Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such series of                      Notes.
     “Bid” shall have the meaning specified in Appendix B-I hereto.
     “Bidder” means each Beneficial Owner, Potential Beneficial Owner and Broker Dealer who places an Order.
     “Board of Directors” or “Board” means the Board of Directors of the Issuer or any duly authorized committee thereof as permitted by applicable law.

     “Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the function required of a Broker-Dealer by the Auction Procedures, that has been selected by the Issuer and that is a party to a Broker-Dealer Agreement with the Auction Agent.
     “Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.
     “Broker-Dealer Deadline” means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein. Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.
     “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the                      Notes.
     “Clerical Error” means a clerical error in the processing of an Order, and includes, but is not limited to, the following: (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or illegible transmission, (ii) failure to transmit an Order received from one or more Existing Holders or Potential Beneficial Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error. Determining whether an error is a “Clerical Error” is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Commercial Paper Dealers” has the meaning set forth in the definition of AA Composite Commercial Paper Rate.
     “Commission” means the Securities and Exchange Commission.
     “Default Rate” means the Reference Rate multiplied by three (3).
     “Deposit Securities” means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least ___, ___or ___by ___, except that, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.
     “Discount Factor” means the Moody’s Discount Factor (if Moody’s is then rating the                      Notes), ___Discount Factor (if ___is then rating the                      Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

     “Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.
     “Eligible Assets” means Moody’s Eligible Assets or ___’s Eligible Assets (if Moody’s or ___ are then rating the                      Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.
     “Error Correction Deadline” means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.
     “Existing Holder,” with respect to                      Notes of a series, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Issuer) that is listed on the records of the Auction Agent as a holder of                      Notes of such series.
     “___” means ___Ratings and its successors at law.
     “___Discount Factor” means the discount factors set forth in the ___Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with ___’s ratings of                      Notes.
     "____Eligible Asset” means assets of the Issuer set forth in the ___Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with ___’s ratings of                      Notes.
     “___Guidelines” mean the guidelines provided by ___, as may be amended from time to time, in connection with ___’s ratings of                      Notes.
     “Hold Order” shall have the meaning specified in Appendix B-I hereto or an Order deemed to have been submitted as provided in paragraph (c) of Section 1 of Appendix B-I hereto.
     “Holder” means, with respect to                      Notes, the registered holder of notes of each series of                      Notes as the same appears on the books or records of the Issuer.
     “Index” means on any Auction Date with respect to                      Notes in any Auction Period of 35 days or less the applicable LIBOR rate. The Index with respect to                      Notes in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Trustee and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e., a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

     “Interest Payment Date” when used with respect to any                      Notes, means the date on which an installment of interest on such                      Notes shall be due and payable which generally shall be the day next following an Auction Date.
     “LIBOR” means, for purposes of determining the Reference Rate, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the Business Day on the Auction Date or, if the Auction Date is not a Business Day, the Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A)                      shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by                      by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by                      to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York, New York selected by                      (after obtaining the Issuer’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by                      (after obtaining the Issuer’s approval) that is representative of a single transaction in such market at such time by reference to the principal London office of leading banks in the London interbank market; provided, however, that if                      is not a Broker-Dealer or does not quote a rate required to determine LIBOR, LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Issuer to provide such rate or rates not being supplied by                     ; provided further, that if                      and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be the most recently determinable LIBOR. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.
     “Market Value” means the market value of an asset of the Issuer determined as follows: For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last sale price of a security on the day the Issuer values its assets or the market value obtained from a pricing service or the value obtained from a direct written broker-dealer quotation from a dealer who has made a market in the security. “Market Value” for other securities will mean the value obtained pursuant to the Issuer’s valuation procedures. If the market value of a security cannot be obtained, or the Issuer’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the valuation procedures adopted by the Board of Directors.
     “Maximum Rate” means, on any date on which the Applicable Rate is determined, the rate equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Issuer would be in compliance with the                      Notes Basic Maintenance Amount.
     “Minimum Rate” means, on any Auction Date with respect to a Rate Period of ___days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.
     “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors at law.
     “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of                      Notes.
     “Moody’s Eligible Assets” means assets of the Issuer set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of                      Notes.
     “Moody’s Guidelines” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of                      Notes.
     “1940 Act                      Notes Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the Investment Company Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Issuer, including all Outstanding                      Notes (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.
     “Notes” means Securities of the Issuer ranking on a parity with the                      Notes that may be issued from time to time pursuant to the Indenture.
     “Order” means a Hold Order, Bid or Sell Order.
     “Original Issue Date” means, with respect to the                      Notes,                     .
     “Other Rating Agency” means each rating agency, if any, other than Moody’s or ___then providing a rating for the                      Notes pursuant to the request of the Issuer.
     “Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of                      Notes.

     “Other Rating Agency Eligible Assets” means assets of the Issuer set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of                      Notes.
     “Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of                      Notes.
     “Outstanding” or “outstanding” means, as of any date,                      Notes theretofore issued by the Issuer except, without duplication, (i) any                      Notes theretofore canceled, redeemed or repurchased by the Issuer, or delivered to the Trustee for cancellation or with respect to which the Issuer has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such                      Notes and (ii) any                      Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Issuer. Notwithstanding the foregoing, (A) in connection with any Auction, any series of                      Notes as to which the Issuer or any person known to the Auction Agent to be an Affiliate of the Issuer shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the                      Notes Basic Maintenance Amount,                      Notes held by the Issuer shall be disregarded and not deemed Outstanding but                      Notes held by any Affiliate of the Issuer shall be deemed Outstanding.
     “Paying Agent” means                      unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to serve as paying agent, transfer agent, registrar, and redemption agent with respect to the                      Notes, which Paying Agent may be the same as the Trustee or the Auction Agent.
     “Person” or “person” means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
     “Potential Beneficial Owner,” with respect to a series of                      Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of                      Notes of such series but that wishes to purchase                      Notes of such series, or that is a Beneficial Owner of                      Notes of such series that wishes to purchase additional                      Notes of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Beneficial Owner.
     “Potential Holder,” with respect to                      Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Issuer) that is not an Existing Holder of                      Notes of such series or that is an Existing Holder of                      Notes of such series that wishes to become the Existing Holder of additional                      Notes of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Holder.
     “Rate Period” means, with respect to a series of                      Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Issuer.
     “Rating Agency” means each of ___(if ___is then rating                      Notes), Moody’s (if Moody’s is then rating                      Notes) and any Other Rating Agency.

     “Rating Agency Guidelines” mean ___Guidelines (if ___is then rating                      Notes), Moody’s Guidelines (if Moody’s is then rating                      Notes) and any Other Rating Agency Guidelines.
     “Redemption Date,” when used with respect to any                      Note to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.
     “Redemption Price,” when used with respect to any                      Note to be redeemed, means the price at which it is to be redeemed pursuant to the Indenture.
     “Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (i) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (ii) the applicable LIBOR Rate.
     “Securities Act” means the Securities Act of 1933, as amended from time to time.
     “Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Issuer that agrees to follow the procedures required to be followed by such securities depository in connection with the                      Notes Series ___.
     “Sell Order” shall have the meaning specified in Appendix B-I hereto.
     “Special Auction Period” means an Auction Period that is not a Standard Auction Period.
     “Special Rate Period” means a Rate Period that is not a Standard Rate Period.
     “Specific Redemption Provisions” means, with respect to any Special Rate Period of more than one year, either, or any combination of a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the                      Notes subject to such Special Rate Period are not subject to redemption at the option of the Issuer consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the                      Notes subject to such Special Rate Period shall be redeemable at the Issuer’s option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accrued but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.
     “Standard Auction Period” means an Auction Period of ___days.
     “Standard Rate Period” means a Rate Period of ___days.
     “Stated Maturity” with respect to                      Notes Series ___, shall mean                     .
     “Submission Deadline” means 1:00 P.M., New York City time, on any Auction Date or such other time on such date as shall be specified by the Auction Agent from time to time pursuant to the Auction Agreement as the time by which the Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association’s Early Market Close Recommendations for shortened trading days for the bond markets (the “SIFMA Recommendation”) unless the Auction Agent is instructed otherwise in writing by the Issuer. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 A.M., instead of 1:00 P.M., New York City time.

     “Submitted Bid” shall have the meaning specified in Appendix B-I hereto.
     “Submitted Hold Order” shall have the meaning specified in Appendix B-I hereto.
     “Submitted Order” shall have the meaning specified in Appendix B-I hereto.
     “Submitted Sell Order” shall have the meaning specified in Appendix B-I hereto.
     “Sufficient Clearing Bids” means for each series of                      Notes, an Auction for which the number of Units of                      Notes of such series that are the subject of Submitted Bids by Potential Beneficial Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of Units of                      Notes of such series that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Holders specifying rates higher than the Maximum Rate.
     “                     Notes Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.
     “                     Notes Series ___” means the Series ___                     Notes or any other Notes hereinafter designated as Series ___of the                      Notes.
     “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Issuer by at least three recognized dealers in U.S. Government securities selected by the Issuer.
     “Trustee” means                      or such other person who is named as a trustee pursuant to the terms of the Indenture.
     “Unit” means, with respect to each series of                      Notes, the principal amount of the minimum Authorized Denomination of the                      Notes.
     “Valuation Date” means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Issuer; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which                      Notes Series ___initially are issued.
     “Winning Bid Rate” means for each series of                      Notes, the lowest rate specified in any Submitted Bid of such series of                      Notes which if selected by the Auction Agent as the Applicable Rate would cause the number of Units of                      Notes of such series that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Units of Available                      Notes of such series.

NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES
     Interest
     (a) The Holders of any series of                      Notes shall be entitled to receive interest payments on their                      Notes at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2.02, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2.02. Interest on the Outstanding                      Notes of any series issued on the Original Issue Date shall accumulate from the Original Issue Date.
     (b) (i) Interest shall be payable, subject to subparagraph (b)(ii) of this Section 2.02, on each series of                      Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period.
     (ii) If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Interest Payment Date shall be the first Business Day following such day for payment of interest in the case of a series of                      Notes designated as “Series ___.”
     (iii) The Issuer shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date for each series of                      Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such                      Notes on such Interest Payment Date. The Issuer shall not be required to establish any reserves for the payment of interest.
     (iv) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2.02. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Issuer at the end of 90 days from the date on which such moneys were to have been so applied.
     (v) Each interest payment on a series of                      Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Issuer on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Issuer on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.
     (c) (i) The interest rate on Outstanding                      Notes of each series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to ___%. For each subsequent Rate Period with respect to the                      Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a series of                      Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all series of                      Notes being the subject of Submitted

Hold Orders), then the interest rate on a series of                      Notes for any such Rate Period shall be the Maximum Rate (except during a Default Period (as defined below) when the interest rate shall be the Default Rate, as set forth in Section 2.02(c)(ii) below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding series of                      Notes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a series of                      Notes as determined pursuant to this Section 2(c)(i) shall be the “Applicable Rate.” For Standard Rate Periods or shorter periods only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate.
     (ii) Subject to the cure provisions below, a “Default Period” with respect to a particular series will commence on any date the Issuer fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” which shall constitute an Event of Default pursuant to Section 5.1(7) of the Original Indenture) or (B) the full amount of any accrued interest on that series payable on the Interest Payment Date (an “Interest Default” and together with a Redemption Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of                      Notes.
     (iii) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Issuer) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).
     (iv) The amount of interest per Unit of                      Notes payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such                      Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Unit of                      Notes payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.
     (d) Any Interest Payment made on any series of                      Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such series.

Redemption
     (a) (i) After the initial Rate Period, subject to the provisions of this Section 2.03 and to the extent permitted under the Investment Company Act, the Issuer may, at its option, redeem in whole or in part out of funds legally available therefor a series of                      Notes herein designated as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption (“Redemption Price”), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period as set forth in Section 2.04 hereof; provided, however, that during a Rate Period of more than one year no series of                      Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Issuer shall not give a notice of or effect any redemption pursuant to this Section 2.03(a)(i) unless, on the date on which the Issuer intends to give such notice and on the date of redemption (a) the Issuer has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of                      Notes by reason of the redemption of such                      Notes on such date fixed for the redemption and (b) the Issuer would have Eligible Assets with an aggregate Discounted Value at least equal the                      Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 2.03 shall be applicable in such circumstances in the event the Issuer makes the deposit and takes the other action required thereby.
     (ii) If the Issuer fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the                      Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act                      Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the                      Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act                      Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the                      Notes will be subject to mandatory redemption out of funds legally available therefor. The aggregate principal amount of                      Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of                      Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Issuer having Eligible Assets with an aggregate Discounted Value at least equal to the                      Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act                      Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of                      Notes the redemption of which would have such result, all                      Notes then Outstanding will be redeemed), and (B) the maximum principal amount of                      Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 2.03.

     (iii) In determining the                      Notes required to be redeemed in accordance with the foregoing Section 2.03(a)(ii), the Issuer shall allocate the aggregate principal amount of                      Notes required to be redeemed to satisfy the                      Notes Basic Maintenance Amount or the 1940 Act                      Notes Asset Coverage, as the case may be, pro rata among the Holders of                      Notes in proportion to the aggregate principal amount of                      Notes they hold, by lot or by such other method as the Issuer shall deem equitable, subject to the further provisions of this subparagraph (iii). The Issuer shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 2.03 no later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Issuer does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the aggregate principal amount of                      Notes which would be required to be redeemed by the Issuer under clause (A) of subparagraph (a)(ii) of this Section 2.03 if sufficient funds were available, or the Issuer otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Issuer shall redeem those                      Notes, and other Notes, on the earliest practicable date on which the Issuer will have such funds available, upon notice pursuant to Section 2.03(b) to record owners of the                      Notes to be redeemed and the Paying Agent. The Issuer will deposit with the Paying Agent funds sufficient to redeem the specified aggregate principal amount of                      Notes with respect to a redemption required under subparagraph (a)(ii) of this Section 2.03, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding                      Notes are to be redeemed pursuant to this Section 2.03(a)(iii), the aggregate principal amount of                      Notes to be redeemed shall be redeemed pro rata from the Holders of such                      Notes in proportion to the aggregate principal amount of such                      Notes held by such Holders, by lot or by such other method as the Issuer shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.
     (b) In the event of a redemption pursuant to Section 2.03(a), the Issuer will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the Investment Company Act or any successor provision. In addition, the Issuer shall deliver a notice of redemption to the Auction Agent and the Trustee (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, at least three Business Days prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of                      Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the                      Notes to be redeemed (or, during a Default Period with respect to such                      Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Issuer). The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of                      Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each series of                      Notes at their addresses appearing on the books or records of the Issuer. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the principal amount and identity of                      Notes to be redeemed, (iii) the redemption price (specifying the amount of accrued

interest to be included therein and any redemption premium, if any), (iv) that interest on the                      Notes to be redeemed will cease to accrue on such date fixed for redemption, (v) applicable cusip number(s) and (vi) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all                      Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of                      Notes to be redeemed from such Holder.
     (c) Notwithstanding the provisions of paragraph (a) of this Section 2.03, no                      Notes may be redeemed unless all interest on the Outstanding                      Notes and all Notes of the Issuer ranking on a parity with the                      Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding                      Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding                      Notes.
     (d) Upon the deposit of funds sufficient to redeem any                      Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) of this Section 2.03, interest on such                      Notes shall cease to accrue and such                      Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Issuer has maintained the requisite                      Notes Basic Maintenance Amount or the 1940 Act                      Notes Asset Coverage), and all rights of the Holder of the                      Notes so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Issuer shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the                      Notes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the                      Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Issuer, after which time the Holders of                      Notes so called for redemption may look only to the Issuer for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Issuer shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.
     (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any series of                      Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Issuer shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any                      Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Issuer may not have redeemed any                      Notes for which a Notice of Redemption has been given, interest may be paid on a series of                      Notes and shall include those                      Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.
     (f) All moneys paid to the Paying Agent for payment of the redemption price of any                      Notes called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of                      Notes to be redeemed.

     (g) So long as any                      Notes are held of record by the nominee of the Securities Depository, the redemption price for such                      Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.
     (h) Except for the provisions described above, nothing contained herein limits any right of the Issuer to purchase or otherwise acquire any                      Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of                      Notes for which Notice of Redemption has been given and the Issuer is in compliance with the 1940 Act                      Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the                      Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding                      Notes of any series are redeemed or otherwise acquired by the Issuer, the Issuer shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.
     (i) The Board of Directors may, without further consent of the holders of the                      Notes or the holders of shares of capital stock of the Issuer, authorize, create or issue any class or series of Notes, including other series of                      Notes, ranking prior to or on a parity with the                      Notes to the extent permitted by the Investment Company Act, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding                      Notes) are deposited with the Trustee in accordance with Section 2.03(d), Notice of Redemption as contemplated by Section 2.03(b) has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding                      Notes or (B) the Issuer would meet the 1940 Act                      Notes Asset Coverage, the                      Notes Basic Maintenance Amount and the requirements of Section 2.08 hereof.
     (j) If any                      Notes are to be redeemed and such                      Notes are held by the Securities Depository, the Issuer shall include in the notice of redemption delivered to the Securities Depository: (i) under an item entitled “Publication Date for Securities Depository Purposes”, the Interest Payment Date prior to the Redemption Date, and (ii) an instruction to the Securities Depository to (x) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Depository participants whose Securities Depository positions will be redeemed and the principal amount of such                      Notes to be redeemed from each such position (the “Securities Depository Redemption Information”), and (y) notify the Auction Agent immediately after such determination of (A) the positions of the Depository Participants in such                      Notes immediately prior to such Auction settlement, (B) the positions of the Depository Participants in such                      Notes immediately following such Auction settlement and (C) the Securities Depository Redemption Information. “Publication Date” shall mean three Business Days after the Auction Date next preceding such Redemption Date.
Designation of Rate Period
     The initial Rate Period for each series of                      Notes is as set forth under “Designation” in Section 2.01(a) above. The Issuer will designate the duration of subsequent Rate Periods of each series of                      Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay

in a timely manner to the Trustee the full amount of any interest on, or the redemption price of,                      Notes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Issuer shall have mailed a Notice of Redemption with respect to any                      Notes, the redemption price with respect to such                      Notes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Issuer has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the                      Notes Basic Maintenance Amount, and the Issuer has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.
     If the Issuer proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Issuer by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Issuer proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Issuer will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.
     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Issuer shall deliver to the Auction Agent and Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:
     (i) a notice stating (A) that the Issuer has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or
     (ii) a notice stating that the Issuer has determined not to exercise its option to designate a Special Rate Period.
     If the Issuer fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 2.04 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Issuer shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.
Restrictions on Transfer
                          Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Issuer or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose                      Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding                      Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the

                     Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.
1940 Act                      Notes Asset Coverage
     The Issuer shall maintain, as of the last Business Day of each month in which any                      Notes are Outstanding, asset coverage with respect to the                      Notes which is equal to or greater than the 1940 Act                      Notes Asset Coverage; provided, however, that Section 2.03(a)(ii) shall be the sole remedy in the event the Issuer fails to do so.
                     Notes Basic Maintenance Amount
     So long as the                      Notes are Outstanding and any Rating Agency is then rating the                      Notes, the Issuer shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the                      Notes Basic Maintenance Amount; provided, however, that Section 2.03(a)(ii) shall be the sole remedy in the event the Issuer fails to do so.
Certain Other Restrictions
     For so long as any                      Notes are Outstanding and any Rating Agency is then rating the                      Notes, the Issuer will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a series of                      Notes.
     For so long as any                      Notes are Outstanding, the Issuer will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Issuer) upon any class of shares of capital stock of the Issuer, unless, in every such case, immediately after such transaction, the 1940 Act                      Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of capital stock of the Issuer if the                      Notes and any other senior securities representing indebtedness of the Issuer have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.
     A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Issuer is prohibited (i) at any time that an Event of Default under the Indenture has occurred and is continuing, (ii) if after giving effect to such declaration, the Issuer would not have Eligible Assets with an aggregate Discounted Value at least equal to the                      Notes Basic Maintenance Amount or the 1940 Act                      Notes Asset Coverage, or (iii) the Issuer has not redeemed the full amount of                      Notes required to be redeemed by any provisions for mandatory redemption contained herein.
Compliance Procedures for Asset Maintenance Tests
     For so long as any                      Notes are Outstanding and any Rating Agency is then rating such                      Notes:

     (a) As of each Valuation Date, the Issuer shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Issuer on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the                      Notes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Issuer, less all liabilities, and (v) whether the 1940 Act                      Notes Asset Coverage is met as of that date.
     (b) Upon any failure to maintain the required                      Notes Basic Maintenance Amount or 1940 Act                      Notes Asset Coverage on any Valuation Date, the Issuer may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing                      Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required                      Notes Basic Maintenance Amount or 1940 Act                      Notes Asset Coverage on or prior to the Asset Coverage Cure Date.
     (c) Compliance with the                      Notes Basic Maintenance Amount and 1940 Act                      Notes Asset Coverage tests shall be determined with reference to those                      Notes which are deemed to be Outstanding hereunder.
     (d) The Issuer shall deliver to each Rating Agency which is then rating                      Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act                      Notes Asset Coverage,                      Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”).
     (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to maintain the                      Notes Basic Maintenance Amount or the 1940 Act                      Notes Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 2.09(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the                      Notes Basic Maintenance Amount or to meet the 1940                      Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.
Delivery of Notes
     Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the                      Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided.
     Prior to the delivery by the Trustee of any of the                      Notes, there shall have been filed with or delivered to the Trustee the following:
     (a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the                      Notes.

     (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.
     (c) Rating letters from each Rating Agency rating the                      Notes.
     (d) An Opinion of Counsel and an Officers’ Certificate pursuant to Sections 3.3 and 9.3 of the Original Indenture.
Trustee’s Authentication Certificate
     The Trustee’s authentication certificate upon the                      Notes shall be substantially in the forms provided in Appendix ___hereto. No                      Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any                      Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee’s certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the                      Notes issued hereunder.
EVENTS OF DEFAULT; REMEDIES
Events of Default
     An “Event of Default” means any one of the following events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
     (a) default in the payment of any interest upon a series of                      Notes when it becomes due and payable and the continuance of such default for thirty (30) days; or
     (b) default in the payment of the principal of, or any premium on, a series of                      Notes at its Stated Maturity; or
     (c) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default;” or
     (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
     (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or
     (f) if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four (24) consecutive calendar months, the 1940 Act                      Notes Asset Coverage is less than 100%; or
     (g) any other Event of Default provided with respect to a series of                      Notes, including a default in the payment of any Redemption Price payable on the date fixed for redemption.
     Unless otherwise noted, an Event of Default that relates only to one series of                      Notes will not affect any other series.
Acceleration of Maturity; Rescission and Annulment
     If an Event of Default with respect to                      Notes of a series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than a majority in principal amount of the Outstanding                      Notes of that series may declare the principal amount of all the                      Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to                      Notes of any series at the time Outstanding occurs, the principal amount of all the                      Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any holder, become immediately due and payable.
     At any time after such a declaration of acceleration with respect to                      Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding                      Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:
     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay
     (i) all overdue interest on all                      Notes of that series,
     (ii) the principal of (and premium, if any, on) any                      Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such                      Notes,
     (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such                      Notes,
     (iv) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default with respect to                      Notes of that series, other than the non-payment of the principal of                      Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.
     No such rescission shall affect any subsequent default or impair any right consequent thereon.
Collection of Indebtedness and Suits for Enforcement by Trustee
     The Company covenants that if:
     (a) default is made in the payment of any interest on any                      Notes when such interest becomes due and payable and such default continues for a period of 90 days, or
     (b) default is made in the payment of the principal of (or premium, if any, on) any                      Notes at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such                      Notes, the whole amount then due and payable on such                      Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such                      Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
     If an Event of Default with respect to                      Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of                      Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.
Application of Money Collected
     Any money collected by the Trustee pursuant to the provisions of the Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the                      Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
     FIRST: To the payment of all amounts due the Trustee under the Indenture;
     and
     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the                      Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such                      Notes for principal and any premium and interest, respectively.
Limitation On Suits
     No holder of any                      Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (a) such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the                      Notes of that series;
     (b) the holders of not less than a majority in principal amount of the Outstanding                      Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (c) such holder or holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding                      Notes of that series;
it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such holders.
Unconditional Right of Holders to Receive Principal, Premium and Interest
     Notwithstanding any other provision in the Indenture, the holder of any                      Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such                      Notes on the respective Stated Maturities expressed in such                      Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such holder.
Restoration of Rights and Remedies
     If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.
Rights and Remedies Cumulative
     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen                      Notes, no right or remedy conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Control By Holders
     The holders of not less than a majority in principal amount of the Outstanding                      Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the                      Notes of such series, provided that
     (1) such direction shall not be in conflict with any rule of law or with the Indenture, and
     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
Waiver of Past Defaults
     The holders of not less than a majority in principal amount of the Outstanding                      Notes of any series may on behalf of the holders of all the                      Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default
     (1) in the payment of the principal of or any premium or interest on any                      Notes of such series, or
     (2) in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each Outstanding                      Notes of such series affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
SATISFACTION AND DISCHARGE OF INDENTURE
     The Indenture shall upon request of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any                      Notes expressly provided for herein or in the terms of such security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when
     (a) Either:
     (i) all                      Notes theretofore authenticated and delivered (other than (1) securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2)                      Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or
     (ii) all such                      Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of this subsection (ii) has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Trust; and
     (c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.
Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph (a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.
THE TRUSTEE
Certain Duties and Responsibilities
     (1) Except during the continuance of an Event of Default,
     (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and
     (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
     (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
     (3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
     (4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

     (5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
     (A) this Subsection shall not be construed to limit the effect of Subsection (1)(A) of this Section;
     (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
     (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and
     (D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
Notice of Defaults
     If a default occurs hereunder with respect to                      Notes of any series, the Trustee shall give the Holders of                      Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default with respect to                      Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose hereof, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to                      Notes of such series.
Certain Rights of Trustee
     Subject to the provisions under “Certain Duties and Responsibilities” above:
     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;
     (c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

     (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;
     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to the Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
     (g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;
     (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the                      Notes and the Indenture;
     (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and
     (k) the Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.
Compensation and Reimbursement
     The Company agrees:
     (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (b) except as otherwise expressly provided, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
     (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.
     The provisions hereof shall survive the termination of the Indenture.
Conflicting Interests
     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to                      Notes of more than one series.
Resignation and Removal; Appointment of Successor
     No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.
     The Trustee may resign at any time with respect to the                      Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the                      Notes of such series.
     The Trustee may be removed at any time with respect to the                      Notes of any series by Act of the holders of a majority in principal amount of the Outstanding                      Notes of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the                      Notes of such series.
     If at any time:
     (a) the Trustee shall fail to comply after written request therefor by the Company or by any holder who has been a bona fide holder of                      Notes for at least six months, or

     (b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Company or by any such holder, or
     (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all                      Notes, or (ii) any holder who has been a bona fide holder of                      Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all                      Notes and the appointment of a successor Trustee or Trustees.
     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the                      Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the                      Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the                      Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the                      Notes of any particular series) and shall comply with the applicable requirements. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the                      Notes of any series shall be appointed by Act of the holders of a majority in principal amount of the Outstanding                      Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements, become the successor Trustee with respect to the                      Notes of such series and to that extent supersede the successor Trustee appointed by the Company.
     If no successor Trustee with respect to the                      Notes of any series shall have been so appointed by the Company or the holders and accepted appointment in the manner required, any holder who has been a bona fide holder of                      Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the                      Notes of such series.
     The Company shall give notice of each resignation and each removal of the Trustee with respect to the                      Notes of any series and each appointment of a successor Trustee with respect to the                      Notes of any series to all holders of                      Notes of such series in the manner provided. Each notice shall include the name of the successor Trustee with respect to the                      Notes of such series and the address of its Corporate Trust Office.
Acceptance of Appointment by Successor
     In case of the appointment hereunder of a successor Trustee with respect to all                      Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the                      Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the                      Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the                      Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all                      Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the                      Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the                      Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the                      Notes of that or those series to which the appointment of such successor Trustee relates.
     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.
     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.
Merger, Conversion, Consolidation or Succession to Business
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any                      Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the                      Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such                      Notes.
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Company May Consolidate, Etc., Only On Certain Terms
     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

     (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the                      Notes and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed;
     (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;
     (c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.
Successor Substituted
     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the                      Notes.
DEFEASANCE AND COVENANT DEFEASANCE
Defeasance and Discharge
     Upon the Company’s exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any                      Notes or any series of                      Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations, with respect to such                      Notes as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such                      Notes and to have satisfied all its other obligations under such                      Notes and the Indenture insofar as such                      Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of holders of such                      Notes to receive, solely from the trust fund, payments in respect of the principal of and any premium and interest on such                      Notes when payments are due, (2) the Company’s obligations with respect to such                      Notes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

Covenant Defeasance
     Upon the Company’s exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any                      Notes or any series of                      Notes, as the case may be, (1) the Company shall be released from its obligations under certain provisions of the Indenture for the benefit of the holders of such                      Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such                      Notes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such                      Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such                      Notes shall be unaffected thereby.
Conditions to Defeasance or Covenant Defeasance
     (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such                      Notes, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) such other obligations or arrangements as may be specified with respect to such                      Notes, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such                      Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such                      Notes. As used in the Indenture, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Company thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the                      Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.
     (b) In the event of an election to have Defeasance and Discharge apply to any                      Notes or any series of                      Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the holders of such                      Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such                      Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.
     (c) In the event of an election to have Covenant Defeasance apply to any                      Notes or any series of                      Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of such                      Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such                      Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.
     (d) The Company shall have delivered to the Trustee an Officers’ Certificate to the effect that neither such                      Notes nor any other                      Notes of the same series, if then listed on any                      Notes exchange, will be delisted as a result of such deposit.
     (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such                      Notes or any other                      Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).
     (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all                      Notes are in default within the meaning of such Act).
     (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.
     (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.
     (i) No event or condition shall exist that would prevent the Company from making payments of the principal of (and any premium) or interest on the                      Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).
     (j) The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.
     (k) The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (i) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Company, and (ii) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to holders of such                      Notes, such trustee would hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

APPENDIX B-I
AUCTION PROCEDURES
     1. Orders by Existing Holders and Potential Beneficial Owners. (a) Prior to the Broker-Dealer Deadline for each Series of                      Notes on each Auction Date:
          (i) each Existing Holder may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:
          (A) the principal amount of                      Notes, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Auction Period without regard to the Applicable Rate for such Auction Period;
          (B) the principal amount of                      Notes, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Auction Period if the Applicable Rate for                      Notes for the next succeeding Auction Period is not less than the rate per annum specified in such Bid (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section); and/or
          (C) the principal amount of                      Notes, if any, of the series held by the Existing Holder which the Existing Holder offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Applicable Rate for                      Notes for the next succeeding Auction Period; and
          (ii) each Potential Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an Order as to the principal amount of outstanding                      Notes of a series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the                      Notes of such series for the next succeeding Rate Period is not less than the rate per annum then specified by such Potential Beneficial Owner.
     For the purposes of the Auction Procedures, an Order containing the information referred to in clause (i)(A) of this paragraph (a) is referred to as a “Hold Order,” an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is referred to as a “Bid,” and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is referred to as a “Sell Order.”
     No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from an Existing Holder or a Potential Beneficial Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, including, but not limited to, submissions which are not in Authorized Denominations, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the amount of outstanding                      Notes. No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific interest rate.
          (b) (i) A Bid by an Existing Holder shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

B-I-1

          (A) the principal amount of outstanding                      Notes specified in the Bid if the Applicable Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or
          (B) the principal amount or a lesser principal amount of outstanding                      Notes to be determined as described in clause (v) of paragraph (a) of Section 5 of this Appendix B-I if the Applicable Rate for the next succeeding Auction Period shall be equal to such specified rate; or
          (C) a lesser principal amount of outstanding                      Notes be determined as described in clause (iv) of paragraph (b) of Section 5 of this Appendix B-I if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.
          (ii) A Sell Order by an Existing Holder shall constitute an offer to sell:
          (A) the principal amount of outstanding                      Notes of the series specified in the Sell Order; or
          (B) the principal amount or a lesser principal amount of outstanding                      Notes of the series as set forth in clause (iv) of paragraph (b) of Section 5 of this Appendix B-I if Sufficient Clearing Bids for                      Notes of the series do not exist;
          (iii) A Bid by a Potential Holder of                      Notes shall constitute an offer to purchase:
          (A) the principal amount of outstanding                      Notes of the series specified in the Bid if the Applicable Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or
          (B) the principal amount or a lesser principal amount of outstanding                      Notes of the series as set forth in clause (vi) of paragraph (a) of Section 5 of this Appendix B-I if the Applicable Rate for the                      Notes determined on the Auction Date shall be equal to the rate specified therein.
          (C) Anything herein to the contrary notwithstanding:
          (1) if an Order or Orders covering all of the                      Notes of a particular series held by any Existing Holder is not submitted to the Broker-Dealer prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of the Existing Holder covering the principal amount of outstanding                      Notes of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the aggregate principal amount of                      Notes of a particular series to be converted held by such Existing Holder, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of the Existing Holder covering the

B-I-2

principal amount of                      Notes to be converted held by the Existing Holder and not subject to Orders submitted to such Broker-Dealer;
          (2) for purposes of any Auction, any Order by an Existing Holder or Potential Holder shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline all such Orders shall be irrevocable except as provided in Sections 2(e)(ii) and 2(f); and
          (3) for purposes of any Auction, any                      Notes sold or purchased pursuant to clauses (i), (ii) or (iii) of paragraph (b) of this Section 1 shall be sold or purchased at a price equal to 100% of the principal amount thereof.
     2. Submission of Orders by Broker-Dealers to Auction Agent.
          (a) Each Broker-Dealer shall submit to the Auction Agent in writing, or by such other electronic means, as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders accepted by such Broker-Dealer in accordance with Section 1 above and specifying with respect to each Order or aggregation of Orders pursuant to paragraph (b) of this Section 2:
          (i) the name of the Broker-Dealer;
          (ii) the number of Bidders placing Orders, if requested by the Auction Agent;
          (iii) the aggregate number of Units of                      Notes of the series, if any, that are the subject of the Order;
          (iv) to the extent that the Bidder is an Existing Holder of                      Notes of the series:
          (A) the number of Units of                      Notes, if any, of the series subject to any Hold Order placed by the Existing Holder;
          (B) the number of Units of                      Notes, if any, of the series subject to any Bid placed by the Existing Holder and the rate specified in the Bid; and
          (C) the number of Units of                      Notes, if any, of the series subject to any Sell Order placed by the Existing Holder; and
          (v) to the extent the Bidder is a Potential Holder of                      Notes of the series, the rate specified in such Bid.
          (b) If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Beneficial Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Beneficial Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of Units of                      Notes of the series specified therein.

B-I-3

     A Broker-Dealer may aggregate the Orders of different Potential Beneficial Owners with those of other Potential Beneficial Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Holders with other Existing Holders on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the interest rates on the Bids are the same.
          (c) None of the Company, the Trustee or the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Beneficial Owner, Potential Beneficial Owner, Existing Holder or Potential Holder.
          (d) Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the                      Notes of a series for its own account.
          (e) Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.
          (f) After the Submission Deadline, and prior to the Error Correction Deadline, a Broker-Dealer may:
          (i) submit to the Auction Agent an Order received from an Existing Holder, Potential Beneficial Owner or a Broker-Dealer which is not an Order generated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a clerical error on the part of the Broker-Dealer; or
          (ii) modify or withdraw an Order received from an Existing Holder or a Potential Beneficial Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer’s Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.
     In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Holder or Potential Beneficial Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Holder, a Potential Beneficial Owner or the Broker-Dealer which was not

B-I-4

originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated. The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.
          (g) If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m., New York City time on the Auction Date. If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the next applicable Auction Period with respect to such Auction, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in the                      Notes of the series subject to such Auction of the corrected results.
          (h) Nothing contained herein shall preclude the Auction Agent from:
          (i) advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for                      Notes of the series, provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or
          (ii) verifying the Orders of a Broker-Dealer prior to the Submission Deadline, provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.
     3. Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:
          (a) If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 3 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.
          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth of one percent (0.001%).
          (c) If one or more Orders covering in the aggregate more than the number of Units of                      Notes of a particular series are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid as follows:

B-I-5

          (i) all Hold Orders for                      Notes of a series shall be considered Hold Orders, but only up to and including in the aggregate the number of Units of outstanding                      Notes of the series for which such Broker-Dealer is the Broker-Dealer of record;
          (ii) (A) any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Holder up to and including the excess of the number of Units of outstanding                      Notes of such series for which such Broker-Dealer is the Broker-Dealer of record over the number of Units of                      Notes of such series subject to any Hold Orders referred to in clause (i) above;
          (B) subject to subclause (A), all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Holder up to and including the excess of the number of Units of                      Notes of the series for which such Broker-Dealer is the Broker-Dealer of record over the number of Units of                      Notes of such series for which the Broker-Dealer is the Broker-Dealer of record subject to any Hold Orders referred to in clause (i) above;
          (C) subject to subclause (A), if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Holder in the ascending order of their respective rates up to the amount of excess of the number of Units of                      Notes of the series for which such Broker-Dealer is the Broker-Dealer of record over the number of Units of                      Notes of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to any Hold Orders referred to in clause (i) above;
          (D) the number of Units, if any, of outstanding                      Notes of the series subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid for                      Notes of the series by a Potential Beneficial Owner; and
          (iii) all Sell Orders shall be considered Sell Orders, but only up to and including the number of Units of                      Notes of such series equal to the excess of the number of Units of                      Notes of such series for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of Units of                      Notes of such series subject to Hold Orders referred to in clause (i) above and the number of Units of                      Notes of such series considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.
          (d) If an Order is for other than an integral number of Units, then the Auction Agent shall round the number down to the nearest number of whole Units, and the Auction Agent shall conduct the Auction Procedures as if such Order had been submitted in such number of Units.
          (e) If the Auction Agent has been notified by the Trustee or the Company that any portion of an Order by a Broker-Dealer relates to a                      Note of a series that has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.
          (f) No                      Note of a series which the Auction Agent has been notified by the Trustee or the Company has been called for redemption on or prior to the Interest Payment

B-I-6

Date next succeeding such Auction shall be included in the calculation of Available                      Notes for such Auction.
          (g) If an Order or Orders covering all of the                      Notes of a particular series is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of Units of                      Notes for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of Units of                      Notes of a particular series to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of Units of                      Notes to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.
     4. Determination of Applicable Rate. (a) If requested by the Trustee or a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for each series of                      Notes, the Auction Agent shall advise such Broker-Dealer (and thereafter confirm to the Trustee, if requested) the All Hold Rate. Such advice, and confirmation, shall be made by telephone or other electronic means acceptable to the Auction Agent.
          (b) Promptly after the Submission Deadline for the                      Notes of a series on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, and collectively as a “Submitted Order”) and shall determine (i) the Available                      Notes, (ii) whether there are Sufficient Clearing Bids, and (iii) the Applicable Rate.
          (c) In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Auction Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Applicable Rate for the new Auction Period shall be the percentage of the Index set forth in Section 4(f) below if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Trustee, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended for seven days and the Applicable Rate for the period as so extended shall be the same as the Applicable Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Applicable Rate for the new Auction Period shall be the percentage of the Index set forth in Section 4(f) below if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Trustee, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the

B-I-7

Applicable Rate for the period as so extended shall be the same as the Applicable Rate for the Auction Period prior to the extension. In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined. In the event an Auction Period is extended as set forth in clause (i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.
     Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate. If at the end of the 35 days the Auction Agent fails to calculate or provide the Auction Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Applicable Rate shall be the Maximum Rate.
          (d) In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Applicable Rate for the next Auction Period shall be the Maximum Rate and the Auction Period shall be a seven-day Auction Period.
          (e) If the                      Notes are no longer maintained in book-entry-only form by the Securities Depository, then the Auctions shall cease and the Applicable Rate shall be the Maximum Rate.
          (f) The percentage of the Index in Section 4(c) is 100%.
     5. Allocation of                      Notes. (a) In the event of Sufficient Clearing Bids for the                      Notes of a series subject to the further provisions of paragraphs (c) and (d) of this Section 5. Submitted Orders for                      Notes of the series shall be accepted or rejected as follows in the following order of priority:
          (i) the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the                      Notes that are the subject of such Submitted Hold Order;
          (ii) the Submitted Sell Order of each Existing Holder shall be accepted and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each Existing Holder to sell the                      Notes that are the subject of such Submitted Sell Order or Submitted Bid;
          (iii) the Submitted Bid of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the                      Notes that are the subject of the Submitted Bid;
          (iv) the Submitted Bid of each Potential Holder specifying any rate that is lower than the Winning Bid Rate for                      Notes of the series shall be accepted, thus requiring each such Potential Holder to purchase the                      Notes that are the subject of the Submitted Bid;

B-I-8

          (v) the Submitted Bid of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the                      Notes of the series that are the subject of the Submitted Bid, but only up to and including the number of Units of                      Notes of such series obtained by multiplying (A) the aggregate number of Units of                      Notes which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii) and (iv) of this paragraph (a) by (B) a fraction, the numerator of which shall be the number of Units of                      Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Units of                      Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Holder to sell any excess amount of                      Notes;
          (vi) the Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the                      Notes of the series that are the subject of such Submitted Bid, but only in an amount equal to the number of Units of                      Notes of such series obtained by multiplying (A) the aggregate number of Units of Outstanding                      Notes which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii), (iv) or (v) of this paragraph (a) by (B) a fraction, the numerator of which shall be the number of Units of                      Notes subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of Units of                      Notes subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and
          (vii) the Submitted Bid of each Potential Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected.
          (b) In the event there are not Sufficient Clearing Bids for the                      Notes of a series, Submitted Orders for the                      Notes of the series shall be accepted or rejected as follows in the following order of priority:
          (i) the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the                      Notes that are the subject of such Submitted Hold Order;
          (ii) the Submitted Bid of each Existing Holder specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the                      Notes that are the subject of such Submitted Bid;
          (iii) the Submitted Bids specifying any rate that is not higher than the Maximum Rate for the                      Notes shall be accepted, thus requiring each such Potential Holder to purchase the                      Notes that are the subject of such Submitted Bid; and
          (iv) the Submitted Sell Orders of each Existing Holder shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Maximum Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of Units of                      Notes of

B-I-9

such series obtained by multiplying (A) the number of Units of                      Notes subject to Submitted Bids described in clause (iii) of this paragraph (b) by (B) a fraction, the numerator of which shall be the number of Units of                      Notes held by such Existing Holder subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of Units of                      Notes subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Holder shall be required to continue to hold such excess amount of                      Notes; and
          (v) the Submitted Bid of each Potential Holder specifying any rate that is higher than the Maximum Rate shall be rejected.
     6. Notice of Applicable Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by electronic means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the                      Notes of a series for which an Auction was held on such Auction Date:
          (i) the Applicable Rate determined on such Auction Date for the succeeding Auction Period;
          (ii) whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;
          (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected and the number of Units of                      Notes of the series, if any, to be sold by such Existing Holder;
          (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected and the number of Units of                      Notes of the series, if any, to be purchased by such Potential Holder;
          (v) if the aggregate number of Units of                      Notes of a series to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of Units of                      Notes of such series to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of Units of                      Notes of such series to be (A) purchased from one or more Existing Holders on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Holders on whose behalf such Broker-Dealer submitted Bids; and
          (vi) the immediately succeeding Auction Date.
          (b) On each Auction Date, with respect to each series of                      Notes for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall: (i) if requested by an Existing Holder or a Potential Holder advise such Existing Holder or Potential Holder on whose behalf such Broker-Dealer submitted an Order as to (A) the Applicable Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of each such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Holder on whose behalf such Broker-Dealer

B-I-10

submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Units of                      Notes of such series to be purchased pursuant to such Bid against receipt of such                      Notes; and (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Holder’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Units of                      Notes of the series to be sold pursuant to such Bid or Sell Order against payment therefor.
          (c) The Auction Agent shall give notice of the Auction Rate to the Company and the Trustee by mutually acceptable electronic means and the Trustee shall promptly give notice of such Auction Rate to the Securities Depository.
     7. Miscellaneous Provisions Regarding Auctions. (a) In this Appendix B-I, each reference to the purchase, sale or holding of                      Notes shall refer to beneficial interests in                      Notes, unless the context clearly requires otherwise.
          (b) During an auction Rate Period with respect to each series of                      Notes, the provisions of the Indenture and the definitions contained therein and described in this Appendix B-I, including without limitation the definitions of All Hold Rate, Interest Payment Date, Maximum Rate, and Applicable Rate, may be amended pursuant to the Indenture by obtaining the consent of the majority of the owners of the affected Outstanding                      Notes of a series bearing interest at the Applicable Rate as follows. If on the first Auction Date occurring at least 20 days after the date on which the Trustee mailed notice of such proposed amendment to the registered owners of the affected Outstanding                      Notes of the series, (i) the Applicable Rate which is determined on such date is the Winning Bid Rate or the All Hold Rate and (ii) there is delivered to the Company and the Trustee an opinion of counsel to the effect that such amendment shall not adversely affect the validity of the                      Notes of the series or any exemption from federal income tax to which the interest on the                      Notes of the series would otherwise be entitled, the proposed amendment shall be deemed to have been consented to by the owners of all affected Outstanding                      Notes of the series bearing interest at the Applicable Rate.
          (c) If the Securities Depository notifies the Company that it is unwilling or unable to continue as registered owner of the                      Notes of a series or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Company shall execute and the Trustee shall authenticate and deliver certificates representing the                      Notes of the series. Such                      Notes shall be registered in such names and Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Company and the Trustee.
          (d) During an Auction Period, so long as the ownership of the                      Notes of a series is maintained in book-entry form by the Securities Depository, an Existing Holder or a Beneficial Owner may sell, transfer or otherwise dispose of a                      Note only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of                      Notes of the series from a customer of a Broker-Dealer who is listed on

B-I-11

the records of that Broker-Dealer as the holder of such                      Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Holder of the                      Notes so sold, transferred or disposed or immediately after such sale, transfer or disposition.
     8. Changes in Auction Period or Auction Date.
          (a) Changes in Auction Period.
          (i) During any Auction Period, the Issuer, may, from time to time on the Interest Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with respect to all of the                      Notes of a series in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the rate of                      Notes of such series. The Company shall initiate the change in the length of the Auction Period by giving written notice to the Trustee, Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.
          (ii) Any such changed Auction Period shall be for a period of one day, seven-days, 28-days, 35-days, three months, six months and shall be for all of the                      Notes of such series.
          (iii) The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent such Existing Holder submits an Order with respect to such                      Notes each Existing Holder shall be deemed to have submitted Sell Orders with respect to all of its                      Notes of such series if the change is to a longer Auction Period and a Hold Order if the change is to a shorter Auction Period. If there are not Sufficient Clearing Bids for the first Auction Period, the Auction Rate for the new Auction Period shall be the Maximum Rate, and the Auction Period shall be a seven-day Auction Period.
          (b) Changes in Auction Date. During any Auction Period, the Auction Agent, at the direction of the Company, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of “Auction Date” in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the rate of the                      Notes of the series. The Auction Agent shall provide notice of the Company’s direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Company, the Broker-Dealers and the Securities Depository. In the event that Auction Agent is instructed to specify an earlier Auction Date, the days of the week on which an Auction Period begins and ends and the Interest Payment Date shall be adjusted accordingly.
          (c) Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers may, as they deem appropriate, and after providing notice to the Company, set a different Auction Date and adjust any Interest Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction

B-I-12

Date and make such adjustments as directed by a majority of the Broker-Dealers (based on the number of Units for which a Broker-Dealer is listed as the Broker-Dealer in the Existing Holder registry maintained by the Auction Agent pursuant to Section 2.2 of the Auction Agreement), and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date, and the Interest Payment Date and the Auction Period shall be adjusted accordingly.
     9. Index.
          (a) If for any reason on any Auction Date the Index shall not be determined as provided in Appendix A-I                      Auction Procedures, the Index shall be the Index for the prior Business Day.
          (b) The determination of the Index as provided in the Indenture and Appendix B-I                      Auction Procedures shall be conclusive and binding upon the Company, the Trustee, the Broker-Dealers, the Auction Agent and the holders of the                     .

B-I-13

APPENDIX C – DESCRIPTION OF RATINGS(1)
Moody’s Prime Rating System
     Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
     Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
     Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.
     In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.
Moody’s Debt Ratings
     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

(1)	The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa-rated securities appear somewhat larger than those securities rated Aaa.
     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:
1)	Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)	Notes allowing for negative coupons, or negative principal.

3)	Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level.
     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Standard & Poor’s Short-Term Issue Credit Ratings
     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Standard & Poor’s Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on the following considerations:
-	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

-	Nature of and provisions of the obligation;

-	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC: An obligation rated CC is currently highly vulnerable to nonpayment.
     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.
     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks
     Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

PART C — OTHER INFORMATION
ITEM 25: FINANCIAL STATEMENTS AND EXHIBITS
     1. Financial Statements:
     The Registrant’s audited statement of assets and liabilities and statement of operations dated as of October 31, 2007, notes to such statements and report of independent public accountants thereon are filed herewith.
     2. Exhibits:

a.1.	Agreement and Declaration of Trust. (4)
a.2.	Certificate of Trust. (1)
b.	By-laws. (4)
c.	None.
d.1	Form of Common Share Certificate. (3)
d.2	Form of Preferred Share Certificate. (6)
d.3	Form of Note. (2)
d.4	Indenture of Trust. (2)
d.5	Form of Supplemental Indenture of Trust. (2)
e.	Terms and Conditions of the Dividend Reinvestment Plan. (4)
f.	None.
g.	Investment Management Agreement with Calamos Advisors LLC. (3)
h.1	Form of Underwriting Agreement relating to Common Shares. (4)
h.2	Form of Master Agreement Among Underwriters relating to Common Shares. (3)
h.3	Form of Master Selected Dealers Agreement relating to Common Shares. (3)
h.4	Form of Underwriting Agreement relating to Preferred Shares. (4)
h.5	Form of Underwriting Agreement relating to Notes. (2)
i.	None.
j.1.	Custody Agreement. (4)
j.2.	Foreign Custody Manager Agreement. (4)
k.1	Stock Transfer Agency Agreement. (4)
k.2	Financial Accounting Services Agreement. (4)
k.3	Master Services Agreement. (4)
k.4	Form of Auction Agency Agreement relating to Preferred Shares. (6)
k.5	Form of Broker - Dealer Agreement relating to Preferred Shares. (6)
k.6	Form of Auction Agency Agreement relating to Notes. (2)
k.7	Form of Broker - Dealer Agreement relating to Notes. (2)
k.8	Form of DTC Representations Letter relating to Preferred Shares and Notes. (4)
l.	Opinion of Morris, Nichols, Arsht & Tunnell. (4)
m.	None.
n.	Consent of Auditors. (7)
o.	Not applicable.
p.	Subscription Agreement. (3)
q.	None.
r.1	Code of Ethics. (4)
s.	Powers of Attorney. (5)

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-111756) as filed with the Commission on January 7, 2004.

(2)	To be filed by post-effective amendment.

(3)	Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-111756) as filed with the Commission on March 25, 2004.

(4)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-146943) as filed with the Commission on February 22, 2008.

(5)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-146943) as filed with the Commission on October 26, 2007.

(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-113439) as filed with the Commission on April 28, 2004.

(7)	Filed herewith.

ITEM 26: MARKETING ARRANGEMENTS
     Reference will be made to the forms of underwriting agreement for the Registrant’s common shares, preferred shares and notes to be filed in an amendment to the Registrant’s Registration Statement.
Part C — Page 1

ITEM 27: OTHER OFFERING EXPENSES AND DISTRIBUTION
     The following table sets forth the estimated expenses to be incurred in connection with all offerings described in this Registration Statement:

Registration fees	$10,745
Printing (other than certificates)	175,000
FINRA fees	7,500
Rating Agency fees	0
Accounting fees and expenses	120,000
Legal fees and expenses	250,000
Miscellaneous	60,000

Total	$623,245	(*)

(*)	These expenses will be borne by the Fund unless otherwise specified in a prospectus supplement.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
     As of December 10, 2007, the number of record holders of each class of securities of the Registrant was

TITLE OF CLASS	NUMBER OF RECORD HOLDERS

Common shares (no par value)	174
Preferred Shares (Liquidation Preference $25,000 per share)
Series M	22
Series TU	22
Series W	24
Series TH	24
Series F	17
Series A	17
Series B	22

ITEM 30. INDEMNIFICATION
     The Registrant’s Agreement and Declaration of Trust (the “Declaration”), dated December 31, 2003, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be or not opposed to the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).
The Declaration also provides that if any shareholder or former shareholder of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or
Part C — Page 2

his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.
     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     The information in the Statement of Additional Information under the caption “Management—Trustees and Officers” is incorporated by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
     All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment manager, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the custodian, 100 Church Street, New York, New York 10286 or at the offices of the transfer agent, 111 8th Avenue, New York, New York 10011 5201.
ITEM 33. MANAGEMENT SERVICES
     Not applicable.
ITEM 34. UNDERTAKINGS
     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     3. Not applicable.
     4. The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the 1933 Act. Accordingly, the Registrant undertakes:
          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
     (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
          (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
          (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
          (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.
          (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:
     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
               (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
               (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
               (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.
Part C — Page 3

        (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.
     7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.
Part C — Page 4

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 7th day of March, 2008.

CALAMOS STRATEGIC TOTAL RETURN FUND
By:	/s/ John P. Calamos
John P. Calamos,
Trustee and President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Name	Title		Date
/s/ John P. Calamos John P. Calamos	Trustee and President (principal executive officer)	) ) )	March 7, 2008

*	Trustee	)
Joe F. Hanauer		) )

*	Trustee	)
Weston W. Marsh		)
)

* John E. Neal	Trustee	) )
)

* William Rybak	Trustee	) )
)

* Stephen B. Timbers	Trustee	) )

* David D. Tripple	Trustee	) )

/s/ Nimish S. Bhatt Nimish S. Bhatt	Vice President and Chief Financial Officer	) ) )	March 7, 2008

*	John P. Calamos signs this document pursuant to powers of attorney previously filed.

By:	/s/ John P. Calamos
John P. Calamos
Attorney-In-Fact March 7, 2008

Part C — Page 5